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                                                                   EXHIBIT 10.21
================================================================================



                            AMENDED AND RESTATED LOAN
                             AND SECURITY AGREEMENT

                          Dated as of December 14, 1998

                                      Among

                           KELLSTROM INDUSTRIES, INC.

                                       and

                        CERTAIN SUBSIDIARIES NAMED HEREIN
                          (collectively, the Borrowers)

                                       and

                        THE FINANCIAL INSTITUTIONS PARTY
                            HERETO FROM TIME TO TIME
                                  (the Lenders)

                                       and

                                NATIONSBANK, N.A.
                                   (the Agent)

                                       and

                      NATIONSBANC MONTGOMERY SECURITIES LLC
                             (the Syndication Agent)



================================================================================

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                               TABLE OF CONTENTS(1)

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
ARTICLE 1

DEFINITIONS                                                                                                            1
         SECTION 1.1.  DEFINITIONS.................................................................................    1
         SECTION 1.2.  GENERAL.....................................................................................   34

ARTICLE 2

REVOLVING CREDIT FACILITY
         SECTION 2.1.  REVOLVING CREDIT LOANS......................................................................   34
         SECTION 2.2.  MANNER OF BORROWING REVOLVING CREDIT LOANS..................................................   34
         SECTION 2.3.  REPAYMENT OF REVOLVING CREDIT LOANS.........................................................   36
         SECTION 2.4.  REVOLVING CREDIT NOTES......................................................................   37
         SECTION 2.5.  EXTENSION OF REVOLVING CREDIT FACILITY......................................................   37


ARTICLE 3

LETTER OF CREDIT FACILITY
         SECTION 3.1.  AGREEMENT TO ISSUE..........................................................................   37
         SECTION 3.2.  AMOUNTS.....................................................................................   38
         SECTION 3.3.  CONDITIONS.................................................................................    38
         SECTION 3.4.  ISSUANCE OF LETTERS OF CREDIT...............................................................   38
         SECTION 3.5.  DUTIES OF NATIONSBANK.......................................................................   39
         SECTION 3.6.  PAYMENT OF REIMBURSEMENT OBLIGATIONS........................................................   39
         SECTION 3.7.  PARTICIPATIONS..............................................................................   40
         SECTION 3.8.  INDEMNIFICATION, EXONERATION................................................................   41
         SECTION 3.9.  SUPPORTING LETTER OF CREDIT; CASH COLLATERAL................................................   43

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1 This Table of Contents is included for reference purposes only and does not constitute part of the Amended and Restated Loan and Security Agreement.




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
ARTICLE 4

GENERAL LOAN PROVISIONS
         SECTION 4.1.  INTEREST....................................................................................   44
         SECTION 4.2.  CERTAIN FEES................................................................................   45
         SECTION 4.3.  MANNER OF PAYMENT...........................................................................   46
         SECTION 4.4.  GENERAL.....................................................................................   47
         SECTION 4.5.  LOAN ACCOUNTS; STATEMENTS OF ACCOUNT........................................................   47
         SECTION 4.6.  TERMINATION OF AGREEMENT....................................................................   48
         SECTION 4.7.  MAKING OF LOANS.............................................................................   48
         SECTION 4.8.  SETTLEMENT AMONG LENDERS....................................................................   50
         SECTION 4.9.  MANDATORY PREPAYMENTS.......................................................................   54
         SECTION 4.10.  PAYMENTS NOT AT END OF INTEREST PERIOD; FAILURE TO BORROW..................................   54
         SECTION 4.11.  ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS....................................   55
         SECTION 4.12.  NOTICE OF CONVERSION OR CONTINUATION.......................................................   55
         SECTION 4.13.  CONVERSION OR CONTINUATION.................................................................   55
         SECTION 4.14.  DURATION OF INTEREST  PERIODS;  MAXIMUM NUMBER OF EURODOLLAR RATE LOANS;  MINIMUM
                        INCREMENTS.................................................................................   55
         SECTION 4.15.  CHANGED CIRCUMSTANCES......................................................................   56
         SECTION 4.16.  CASH COLLATERAL ACCOUNT....................................................................   58
         SECTION 4.17.  BORROWERS' REPRESENTATIVE..................................................................   58
         SECTION 4.18.  JOINT AND SEVERAL LIABILITY................................................................   59
         SECTION 4.19.  OBLIGATIONS ABSOLUTE.......................................................................   59
         SECTION 4.20.  WAIVER OF SURETYSHIP DEFENSES..............................................................   60
         SECTION 4.21.  WITHHOLDING TAXES..........................................................................   60
         SECTION 4.22.  DESIGNATED SENIOR INDEBTEDNESS.............................................................   61

ARTICLE 5

CONDITIONS PRECEDENT
         SECTION 5.1.  CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT.........................................   61
         SECTION 5.2.  ALL LOANS; LETTERS OF CREDIT................................................................   66
         SECTION 5.3.  CONDITIONS AS COVENANTS.....................................................................   66

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF BORROWER
         SECTION 6.1.  REPRESENTATIONS AND WARRANTIES..............................................................   66
         SECTION 6.2.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC.............................................   77

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
ARTICLE 7

SECURITY INTEREST
         SECTION 7.1.  SECURITY INTEREST...........................................................................   77
         SECTION 7.2.  CONTINUED PRIORITY OF SECURITY INTEREST.....................................................   78

ARTICLE 8

COLLATERAL COVENANTS
         SECTION 8.1.  COLLECTION OF RECEIVABLES...................................................................   79
         SECTION 8.2.  VERIFICATION AND NOTIFICATION...............................................................   80
         SECTION 8.3.  DISPUTES, RETURNS AND ADJUSTMENTS...........................................................   80
         SECTION 8.4.  INVOICES AND LEASE AGREEMENTS...............................................................   81
         SECTION 8.5.  DELIVERY OF INSTRUMENTS, CHATTEL PAPER AND MORTGAGE SUPPLEMENTS.............................   81
         SECTION 8.6.  SALES AND LEASES OF INVENTORY...............................................................   82
         SECTION 8.7.  OWNERSHIP AND DEFENSE OF TITLE..............................................................   82
         SECTION 8.8.  INSURANCE...................................................................................   82
         SECTION 8.9.  LOCATION OF OFFICES AND COLLATERAL..........................................................   83
         SECTION 8.10.  RECORDS RELATING TO COLLATERAL.............................................................   83
         SECTION 8.11.  INSPECTION.................................................................................   84
         SECTION 8.12.  INFORMATION AND REPORTS....................................................................   84
         SECTION 8.13.  POWER OF ATTORNEY..........................................................................   86
         SECTION 8.14.  ADDITIONAL REAL ESTATE AND LEASES..........................................................   87
         SECTION 8.15.  ASSIGNMENT OF CLAIMS ACT...................................................................   87
         SECTION 8.16.  VRDN MORTGAGE..............................................................................   87

ARTICLE 9

AFFIRMATIVE COVENANTS
         SECTION 9.1.  PRESERVATION OF CORPORATE EXISTENCE AND SIMILAR MATTERS.....................................   88
         SECTION 9.2.  COMPLIANCE WITH APPLICABLE LAW..............................................................   88
         SECTION 9.3.  MAINTENANCE OF PROPERTY.....................................................................   88
         SECTION 9.4.  CONDUCT OF BUSINESS.........................................................................   88
         SECTION 9.5.  INSURANCE...................................................................................   88
         SECTION 9.6.  PAYMENT OF TAXES AND CLAIMS.................................................................   88
         SECTION 9.7.  ACCOUNTING METHODS AND FINANCIAL RECORDS....................................................   89
         SECTION 9.8.  USE OF PROCEEDS.............................................................................   89
         SECTION 9.9.  HAZARDOUS WASTE AND SUBSTANCES; ENVIRONMENTAL REQUIREMENTS..................................   89
         SECTION 9.10.  YEAR 2000 COMPLIANCE.......................................................................   90
         SECTION 9.11.  ADDITIONAL BORROWERS.......................................................................   90
         SECTION 9.12.  SUBSIDIARY GUARANTORS......................................................................   90

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
ARTICLE 10

INFORMATION
         SECTION 10.1.  FINANCIAL STATEMENTS.......................................................................   92
         SECTION 10.2.  ACCOUNTANTS' CERTIFICATE...................................................................   93
         SECTION 10.3.  OFFICER'S CERTIFICATE......................................................................   93
         SECTION 10.4.  COPIES OF OTHER REPORTS....................................................................   93
         SECTION 10.5.  NOTICE OF LITIGATION AND OTHER MATTERS.....................................................   94
         SECTION 10.6.  ERISA......................................................................................   94
         SECTION 10.7.  ACCURACY OF INFORMATION....................................................................   95
         SECTION 10.8.  REVISIONS OR UPDATES TO SCHEDULES..........................................................   95
         SECTION 10.9.  SUBORDINATED INDEBTEDNESS CERTIFICATE......................................................   95

ARTICLE 11

NEGATIVE COVENANTS
         SECTION 11.1.  FINANCIAL RATIOS...........................................................................   95
         SECTION 11.2.  INDEBTEDNESS FOR MONEY BORROWED............................................................   96
         SECTION 11.3.  GUARANTIES.................................................................................   96
         SECTION 11.4.  INVESTMENTS................................................................................   96
         SECTION 11.5.  CAPITAL EXPENDITURES.......................................................................   97
         SECTION 11.6.  RESTRICTED DIVIDEND PAYMENTS AND PURCHASES, ETC............................................   97
         SECTION 11.7.  MERGER, CONSOLIDATION AND SALE OF ASSETS...................................................   97
         SECTION 11.8.  TRANSACTIONS WITH AFFILIATES...............................................................   97
         SECTION 11.9.  LIENS......................................................................................   97
         SECTION 11.10. CAPITALIZED LEASE OBLIGATIONS..............................................................   97
         SECTION 11.11. OPERATING LEASES...........................................................................   97
         SECTION 11.12. REAL ESTATE LEASES.........................................................................   97
         SECTION 11.13. PLANS......................................................................................   97
         SECTION 11.14. SALES AND LEASEBACKS.......................................................................   97
         SECTION 11.15. AMENDMENTS OF OTHER AGREEMENTS.............................................................   98
         SECTION 11.16. MINIMUM AVAILABILITY.......................................................................   98
         SECTION 11.17. FISCAL YEAR................................................................................   98
         SECTION 11.18. INSURANCE; PROHIBITED COUNTRIES............................................................   98
         SECTION 11.19. INTEREST RATE PROTECTION AGREEMENTS........................................................   98

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
ARTICLE 12

DEFAULT
         SECTION 12.1.  EVENTS OF DEFAULT..........................................................................   98
         SECTION 12.2.  REMEDIES...................................................................................  101
         SECTION 12.3.  APPLICATION OF PROCEEDS....................................................................  105
         SECTION 12.4.  POWER OF ATTORNEY..........................................................................  105
         SECTION 12.5.  MISCELLANEOUS PROVISIONS CONCERNING REMEDIES...............................................  106


ARTICLE 13

ASSIGNMENTS
         SECTION 13.1.  SUCCESSORS AND ASSIGNS; PARTICIPATIONS.....................................................  107
         SECTION 13.2.  REPRESENTATION OF LENDERS..................................................................  110

ARTICLE 14

AGENT
         SECTION 14.1.  APPOINTMENT OF AGENT.......................................................................  110
         SECTION 14.2.  DELEGATION OF DUTIES.......................................................................  110
         SECTION 14.3.  EXCULPATORY PROVISIONS.....................................................................  110
         SECTION 14.4.  RELIANCE BY AGENT..........................................................................  111
         SECTION 14.5.  NOTICE OF DEFAULT..........................................................................  111
         SECTION 14.6.  NON-RELIANCE ON AGENT AND OTHER LENDERS....................................................  111
         SECTION 14.7.  INDEMNIFICATION............................................................................  112
         SECTION 14.8.  AGENT IN ITS INDIVIDUAL CAPACITY...........................................................  112
         SECTION 14.9.  SUCCESSOR AGENT............................................................................  112
         SECTION 14.10.  NOTICES FROM AGENT TO LENDERS.............................................................  112
         SECTION 14.11.  SYNDICATION AGENT.........................................................................  113

ARTICLE 15

MISCELLANEOUS
         SECTION 15.1.  NOTICES....................................................................................  113
         SECTION 15.2.  EXPENSES...................................................................................  114
         SECTION 15.3.  STAMP AND OTHER TAXES......................................................................  115
         SECTION 15.4.  SETOFF.....................................................................................  115
         SECTION 15.5.  LITIGATION.................................................................................  116
         SECTION 15.6.  WAIVER OF RIGHTS...........................................................................  116
         SECTION 15.7.  CONSENT TO ADVERTISING AND PUBLICITY.......................................................  117

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
         SECTION 15.8.  REVERSAL OF PAYMENTS.......................................................................  117
         SECTION 15.9.  INJUNCTIVE RELIEF..........................................................................  117
         SECTION 15.10.  ACCOUNTING MATTERS........................................................................  117
         SECTION 15.11.  AMENDMENTS................................................................................  117
         SECTION 15.12.  ASSIGNMENT................................................................................  119
         SECTION 15.13.  PERFORMANCE OF BORROWERS' DUTIES..........................................................  119
         SECTION 15.14.  INDEMNIFICATION...........................................................................  120
         SECTION 15.15.  ALL POWERS COUPLED WITH INTEREST..........................................................  120
         SECTION 15.16.  SURVIVAL..................................................................................  120
         SECTION 15.17.  TITLES AND CAPTIONS.......................................................................  121
         SECTION 15.18.  SEVERABILITY OF PROVISIONS................................................................  121
         SECTION 15.19.  GOVERNING LAW.............................................................................  121
         SECTION 15.20.  COUNTERPARTS..............................................................................  121
         SECTION 15.21.  REPRODUCTION OF DOCUMENTS.................................................................  121
         SECTION 15.22.  TERM OF AGREEMENT.........................................................................  121
         SECTION 15.23.  PRO-RATA PARTICIPATION....................................................................  121
         SECTION 15.24.  FINAL AGREEMENT...........................................................................  122
         SECTION 15.25.  WAIVER OF CONSEQUENTIAL DAMAGES, ETC......................................................  122


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                         ANNEXES, EXHIBITS AND SCHEDULES

ANNEX I                             PERFORMANCE PRICING MATRIX
ANNEX II                            COMMITMENTS

EXHIBIT A                           FORM OF REVOLVING CREDIT NOTE
EXHIBIT B                           FORM OF BORROWING BASE CERTIFICATE
EXHIBIT C                           FORM OF OPINION OF COUNSEL FOR BORROWERS
EXHIBIT D                           FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT E                           FORM OF SETTLEMENT REPORT
EXHIBIT F                           FORM OF JOINDER AGREEMENT

Schedule 1.1A                       Permitted Investments
Schedule 1.1B                       Permitted Liens
Schedule 6.1(a)                     Organization
Schedule 6.1(b)                     Capitalization
Schedule 6.1(d)                     Subsidiaries; Ownership of Stock
Schedule 6.1(f)                     Compliance with Laws
Schedule 6.1(g)                     Principal Business
Schedule 6.1(h)                     Governmental Approvals
Schedule 6.1(i)                     Title to Properties
Schedule 6.1(j)                     Liens
Schedule 6.1(k)                     Indebtedness and Guaranties
Schedule 6.1(l)                     Litigation
Schedule 6.1(m)                     Tax Matters
Schedule 6.1(q)                     ERISA
Schedule 6.1(u)                     Location of Offices and Receivables
Schedule 6.1(v)                     Location of Inventory
Schedule 6.1(w)                     Equipment
Schedule 6.1(x)                     Real Estate
Schedule 6.1(y)                     Corporate and Fictitious Names
Schedule 6.1(bb)                    Employee Relations
Schedule 6.1(cc)                    Proprietary Rights
Schedule 6.1(dd)                    Trade Names
Schedule 6.1(ee)                    Bank Accounts
Schedule 9.8                        Use of Proceeds




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                            AMENDED AND RESTATED LOAN
                             AND SECURITY AGREEMENT

                          Dated as of December 14, 1998

    KELLSTROM INDUSTRIES, INC., a Delaware corporation ("Kellstrom"),
KELLSTROM COMMERCIAL AIRCRAFT, INC., a Delaware corporation ("Kellcad"), AERO
SUPPORT HOLDINGS, INC., a Delaware corporation ("Aero Support"), INTEGRATED
TECHNOLOGY HOLDINGS CORP., a Delaware corporation ("ITC"), AEROCAR AVIATION
CORP., a Florida corporation ("Aerocar Aviation"), AEROCAR PARTS, INC., a
Florida corporation ("Aerocar Parts") (each a "Borrower" and collectively, the "Borrowers"), the financial institutions party to this Agreement from time to time (the "Lenders"), NATIONSBANK, N.A., a national banking association, as agent for the Lenders (the "Agent"), and NationsBanc Montgomery Securities LLC, as syndication agent (the "Syndication Agent"), agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.. DEFINITIONS. For the purposes of this Agreement:

         "ACCOUNT DEBTOR" means a Person who is obligated on a Receivable.

         "ACQUIRE" or "ACQUISITION", as applied to any Business Unit or Investment, means the acquiring or acquisition of such Business Unit or Investment by purchase, exchange, issuance of stock or other securities, or by merger, reorganization or any other method.

         "ADJUSTED NET WORTH" means the Consolidated Net Worth of the Borrowers and their Consolidated Subsidiaries less the amount included therein for any amounts due from Affiliates.

         "AFFILIATE" means, with respect to a Person, (a) any partner, officer, shareholder (if holding more than 10% of the outstanding shares of capital stock of such Person), director, employee or managing agent of such Person, (b) any other Person (other than a Subsidiary) that, (i) directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 10% or more of any class of voting stock or partnership or other voting interest of such Person or any Subsidiary of such Person, or (iii) 10% or more of the voting stock or partnership or other voting interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other voting interest, by contract or otherwise.




         "AGENCY ACCOUNT" means an account of a Borrower maintained by it with a Clearing Bank pursuant to an Agency Account Agreement.

         "AGENCY ACCOUNT AGREEMENT" means an agreement among a Borrower, the Agent and a Clearing Bank, in form and substance satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Receivables or of any other Collateral.

         "AGENT" means NationsBank, N.A., a national banking association, and any successor agent appointed pursuant to SECTION 14.9 hereof.

         "AGENT'S OFFICE" means the office of the Agent specified in or determined in accordance with the provisions of SECTION 15.1.

         "AGREEMENT" means and includes this Agreement, including all Schedules, Exhibits and other attachments hereto, and all amendments, modifications and supplements hereto and thereto.

         "AGREEMENT DATE" means the date as of which this Agreement is dated.

         "AIRFRAME AND ENGINE MORTGAGE" means, collectively, those certain Airframe and Engine Mortgages and Security Agreements pursuant to which each Borrower or Trust grant a Security Interest in all of its Airframe Inventory and Engine Inventory to the Agent for the benefit of the Secured Parties.

         "AIRFRAME INVENTORY" means Inventory owned directly or beneficially by a Borrower or Trust consisting of an airframe (excluding all engines), but including any and all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of with nature, so long as they are incorporated or installed in or attached to the airframe.

         "APPLICABLE LAW" means all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and of all orders and decrees of all courts and arbitrators, including, without limitation, Environmental Laws.

         "APPLICABLE MARGIN" means, as to Prime Rate Revolving Credit Loans, 0%, and as to Eurodollar Rate Revolving Credit Loans, 2.0%, in each case as adjusted in accordance with the pricing matrix set forth on ANNEX I attached hereto based upon the ratio of Consolidated Funded Indebtedness of the Borrowers and their Consolidated Subsidiaries as of the date of determination to Consolidated EBITDA of the Borrowers and their Consolidated Subsidiaries for the immediately preceding four-quarter period. Adjustments to the Applicable Margin shall be effective as of (i) the first day of the calendar month after the Agent's receipt of the Borrowers' audited financial statements as of each fiscal year end in conformance with SECTION 10.1(A), together with the accountant's certificate described in SECTION 10.2 setting forth the calculations necessary to determine the ratio referred to above, and (ii) the first day of the calendar month after the Agent's receipt of the Borrowers' financial statements as of the last day of each subsequent fiscal quarter in conformance with SECTION 10.1(B), together with the officer's certificate described in SECTION 10.3 setting forth the calculations necessary to determine the ratio referred to above, with the first such adjustment taking place on the first day of the calendar month following the Agent's receipt of the financial information required for the quarter ending March 31, 1999. In the event Borrowers fail to timely provide the financial statements and certificates referred to above, and without prejudice to any additional rights under ARTICLE 12, the maximum Applicable Margin


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shall apply to all Eurodollar Rate Loans and Prime Rate Loans until the first day of the calendar month after the Agent's receipt of such financial statements and certificates.

         "ASSET DISPOSITION" means the disposition of any asset of any Borrower or any of its Subsidiaries, other than sales and leases of Inventory in the ordinary course of business.

         "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance in the form attached hereto as EXHIBIT D assigning all or a portion of a Lender's interests, rights and obligations under this Agreement pursuant to SECTION 13.1.

         "AVAILABILITY" means at any time (a) the Borrowing Base at such time MINUS (b) the aggregate principal amount of Revolving Credit Loans outstanding at such time.

         "BANKING RELATIONSHIP" means obligations of any Borrower relating to or arising out of (a) checking and operating account relationships between such Borrower and any Lender (or any Affiliate of a Lender) and (b) Interest Rate Protection Agreements with any Lender (or any Affiliate of a Lender).

         "BASED" means, with respect to any Account Debtor, that such Account Debtor's principal place of business, chief executive office, or principal operations are located in such geographic location.

         "BENEFIT PLAN" means an "employee pension benefit plan" as defined in
Section 3(2) of ERISA (other than a Multiemployer Plan) in respect of which a Borrower or any Related Company is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

         "BORROWING" means a borrowing of Revolving Credit Loans bearing interest at the same rate, made by all Lenders on the same date and, in the case of Eurodollar Rate Loans, having a single Interest Period, and the continuation or conversion of an existing Loan or Loans in whole or in part.

         "BORROWER" means any of Kellstrom, Kellcad, Aero Support, ITC, Aerocar Aviation, Aerocar Parts, and each other Subsidiary of Kellstrom, Kellcad, Aero Support, ITC or Aerocar Parts that becomes a Borrower pursuant to SECTION 9.11, and "BORROWERS" means all of such entities collectively.

         "BORROWING BASE" means at any time an amount equal to the lesser of:

         (a) the Revolving Credit Facility MINUS the sum of

                  (i) the Letter of Credit Reserve, PLUS

                  (ii) the aggregate amount of the Environmental Compliance Reserves, PLUS

                  (iii) such other reserves as the Agent in its reasonable judgment may establish from time to time in accordance with customary asset-based lending practices, and


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

         (b) an amount equal to

                  (i) 85% of the face value of the Eligible Domestic Receivables due and owing to the Borrowers at such time, PLUS

                  (ii) the lesser of

                           (A) 75% of the face value of the Eligible Foreign
                  Receivables due and owing to the Borrowers at such time, AND

                           (B) $4,000,000, PLUS

                  (iii) 65% of the Net Book Value of the Eligible Domestic Leased Engine Inventory of the Borrowers at such time, PLUS

                  (iv) 65% of the Net Book Value of the Eligible Foreign Leased Engine Inventory of the Borrowers at such time; provided, however, that Loans and Letters of Credit outstanding against Eligible Foreign Leased Airframe Inventory plus Loans and Letters of Credit outstanding against Eligible Foreign Leased Engine Inventory shall at no time exceed $50,000,000 in the aggregate, PLUS

                  (v) the lesser of

                           (A) 65% of the Net Book Value of the Eligible Leased
                  Airframe Inventory of the Borrowers at such time, AND

                           (B) $20,000,000, PLUS

                  (vi) 50% of the Net Book Value of the Eligible Inventoried Engine and Parts Inventory of the Borrowers at such time, MINUS

                  (vii) the sum of

                           (A) the Letter of Credit Reserve, PLUS

                           (B) the aggregate amount of the Environmental
                  Compliance Reserves, PLUS

                           (C) such other reserves as the Agent in its
                  reasonable judgment may establish from time to time in accordance with customary asset-based lending practices.

The advance rate against Eligible Domestic Leased Engine Inventory and Eligible Foreign Leased Engine Inventory shall be adjusted by the Agent every year after the Agent's receipt of appraisals showing the Fair Market Value of such Inventory, which appraisals shall be conducted pursuant to and in accordance with SECTION 8.12(F). Such adjustments, if necessary, shall take place on the first day of the first month following the Agent's receipt of such appraisals. The adjusted advance rate shall be the lesser of (a) 65%, or (b) the percentage obtained by dividing (i) 65% of the Fair Market Value of such Inventory by (ii) the Net Book Value of such Inventory.

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The advance rate against all Inventory consisting of whole aircraft shall be adjusted by the Agent every year after the Agent's receipt of appraisals showing the Fair Market Value of each engine, the airframe, and the aircraft as a whole, which appraisals shall be conducted pursuant to and in accordance with SECTION 8.12(F). Such adjustments, if necessary, shall take place within 10 days of the Agent's receipt of such appraisals. The adjusted advance rate shall be the lesser of (a) 65%, or (b) the percentage obtained by dividing (i) 65% of the Fair Market Value of the whole aircraft (being the sum of the Fair Market Value of the airframe and each engine) by (ii) the Net Book Value of the whole aircraft, subject, however, to the following: (A) each time an appraisal is conducted, whether it is the annual appraisal or an appraisal conducted in accordance with SECTION 8.12(F) as a condition to any whole aircraft being deemed Eligible Leased Airframe Inventory, the Agent shall calculate the sum of 65% of the most current Fair Market Value of each item of Eligible Leased Airframe Inventory (the "Aggregate Margined Airframe FMV"), and (B) at any time the Aggregate Margined Airframe FMV equals or exceeds $20,000,000, the adjusted advance rate for each additional whole aircraft to be added to the Borrowing Base shall be the lesser of (a) 65%, or (b) the percentage obtained by dividing
(i) 65% of the Fair Market Value of each engine appraised as part of such aircraft by (ii) the Net Book Value of the whole aircraft.

The advance rate against Eligible Inventoried Engine and Parts Inventory shall be adjusted by the Agent every year after the Agent's receipt of appraisals showing the Orderly Liquidation Value of such Inventory, which appraisals shall be conducted pursuant to and in accordance with SECTION 8.12(F). Such adjustments, if necessary, shall take place within 10 days of the Agent's receipt of such appraisals. The adjusted advance rate shall be the lesser of (a) 65%, or (b) the percentage obtained by dividing (i) 75% of the Orderly Liquidation Value of such Inventory by (ii) the Net Book Value of such Inventory.

         "BORROWING BASE CERTIFICATE" means a certificate in the form attached hereto as EXHIBIT B.

         "BUSINESS DAY" means (a) any day other than a Saturday, Sunday or other day on which banks in Atlanta, Georgia are authorized or required to close and
(b) in respect of any determination with respect to a Eurodollar Rate Loan, any day referred to in clause (a) that is also a day on which tradings are conducted in the London interbank eurodollar market.

         "BUSINESS UNIT" means the assets constituting all or part of the business, or a division or operating unit thereof, of any Person.

         "CAPITAL EXPENDITURES" means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets (other than Permitted Acquisitions) which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years, excluding, however, Airframe Inventory or Engine Inventory.

         "CAPITALIZED LEASE" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         "CAPITALIZED LEASE OBLIGATION" means Indebtedness represented by obligations under a Capitalized Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

         "CASH COLLATERAL" means collateral consisting of cash or Cash Equivalents on which the Agent, for the benefit of the Secured Parties, has a first priority Lien.

         "CASH COLLATERAL ACCOUNT" means a special interest-bearing deposit account consisting of cash maintained at the principal office of the Agent and under the sole dominion and control of the Agent, for the benefit of the Lenders, established pursuant to the provisions of SECTION 4.16(A) for the purposes set forth therein.

         "CASH EQUIVALENTS" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (b) commercial paper maturing no more than one year from the date issued and, at the time of acquisition thereof, having a rating of at least A-1 from Standard & Poor's Corporation or at least P1 from Moody's Investors Service, Inc.; (c) certificates of deposit or bankers' acceptances issued in Dollar denominations and maturing within one year from the date of issuance thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $100,000,000 and, unless issued by the Agent or a Lender, not subject to set-off or offset rights in favor of such bank arising from any banking relationship with such bank; and (d) repurchase agreements in form and substance and for amounts satisfactory to the Agent.

         "CHATTEL PAPER" means all chattel paper as such term is defined in the Uniform Commercial Code, including, without limitation, the original of each Lease Agreement.

         "CLEARING BANK" means NationsBank and any other banking institution with which an Agency Account has been established pursuant to an Agency Account Agreement.

         "COLLATERAL" means and includes, collectively, all of the collateral referred to in each of the Security Documents and all of each Borrower's and Trust's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

         (a) all Receivables,

         (b) all Inventory,

         (c) all Equipment,

         (d) all Contract Rights,

         (e) all General Intangibles,

         (f) all Real Estate,

         (g) all goods and other property, whether or not delivered,

                  (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or

                  (ii) securing any Receivable,

         including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other property,

                  (h) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements, and other agreements and property which secure or relate to any Receivable or other Collateral, or are acquired for the purpose of securing and enforcing any item thereof,

                  (i) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any and all items of Collateral,

                  (j) all files, correspondence, computer programs, tapes, discs and related data processing software which contain information identifying or pertaining to any of the Receivables or any Account Debtor, or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

                  (k) any demand, time, savings, passbook, money market or like depository account, and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the UCC,

                  (l) all certificated and uncertificated securities, all security entitlements, all securities accounts, all commodity contracts and all commodity accounts,

                  (m)(i) any investment account maintained by or on behalf of a Borrower or Trust with the Agent or any Lender or any Affiliate of the Agent or any Lender, (ii) any agreement governing such account, (iii) all cash, money, notes, securities, instruments, goods, accounts, documents, chattel paper, general intangibles and other property now or hereafter held by the Agent or any Lender or any Affiliate of the Agent or any Lender on behalf of a Borrower or Trust in connection with such investment account or deposited by a Borrower or Trust or on a Borrower's or Trust's behalf to such investment account or otherwise credited thereto for a Borrower's or Trust's benefit, or distributable to a Borrower or Trust from such investment account, together with all contracts for the sale or purchase of the foregoing, (iv) all of each Borrower's or Trust's right, title and interest with respect to the deposit, investment, allocation, disposition, distribution or withdrawal of the foregoing, (v) all of each Borrower's or Trust's right, title and interest with respect to the making of amendments, modifications or additions of or to the terms and conditions under which the investment account or investments maintained therein is to be maintained by a Borrower, Trust, the Agent, any Lender or any Affiliate of the Agent or any Lender on a Borrower's or Trust's behalf, and (vi) all of each Borrower's or Trust's books, records and receipts pertaining to or confirming any of the foregoing,

                  (n) all cash deposited with the Agent or any Lender or any Affiliate of the Agent or any Lender or which the Agent, for the benefit of the Secured Parties, or any Lender or such

         Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Security Documents or any agreement relating to any Letters of Credit, and

                  (o) any and all products and proceeds of the foregoing (including, but not limited to, any claim to any item referred to in this definition, and any claim against any third party for loss of, damage to or destruction of any or all of, the Collateral or for proceeds payable under, or unearned premiums with respect to, policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

         "COMMITMENT" means, as to each Lender, the amount set forth opposite such Lender's name on ANNEX II hereof, representing such Lender's obligation, upon and subject to the terms and conditions of this Agreement (including the applicable provisions of SECTION 13.1), to make Revolving Credit Loans and to purchase participations in Letters of Credit or, from and after the date hereof, in the Register (as defined in SECTION 13.1) representing such Lender's obligation to make Revolving Credit Loans and to purchase participations in Letters of Credit.

         "COMMITMENT PERCENTAGE" means, as to any Lender, the percentage of the Total Commitment obtained by dividing such Lender's Commitment by the Total Commitment.

         "CONSOLIDATED", when used with reference to EBITDA, Fixed Charges, Funded Indebtedness, Indebtedness, Interest Expense, Liabilities, Net Income, Net Worth, or any of the other financial terms used herein, shall mean the sum of the EBITDA, Fixed Charges, Funded Indebtedness, Indebtedness, Interest Expense, Liabilities, Net Incomes, Net Worths, and other financial terms used herein, as the case may be, of the Borrowers and their Consolidated Subsidiaries, as consolidated after the elimination of intercompany items and, in the case of Net Income and Net Worth, after appropriate deductions for any minority interests in any Subsidiaries, and, when used with reference to such accounts of any other Person, shall mean the sum of such accounts of such Person and its consolidated Subsidiaries as so modified.

         "CONSOLIDATED SUBSIDIARIES" means, as to the Borrowers, the Subsidiaries of the Borrowers whose accounts are at the time in question, in accordance with GAAP and pursuant to the written consent of the Required Lenders, which consent may be withheld in their absolute discretion conditioned upon, INTER ALIA, the execution and delivery of guaranties, security agreements, mortgages and other documents required by the Required Lenders in their absolute discretion, consolidated with those of the Borrowers.

         "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste.

         "CONTRACT RIGHTS" means any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper.

         "CONVERTIBLE SUBORDINATED NOTES" means those certain $54,000,000 5.75% Convertible Subordinated Notes due 2002, as more particularly described in that certain Indenture dated as of October 10, 1997, by and between Kellstrom and First Union National Bank, as trustee, and those certain $86,250,000 5.5% Convertible Subordinated Notes due 2003, as more particularly described in that certain Indenture dated as of June 17, 1998, by and between Kellstrom and First Union National Bank, as trustee.

         "COPYRIGHTS" means and includes, in each case whether now existing or hereafter arising, all of each Borrower's right, title and interest in and to
(a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

         "DEFAULT" means any of the events specified in SECTION 12.1 which with the passage of time or giving of notice or both would constitute an Event of Default.

         "DEFAULT MARGIN" means 2%.

         "DISBURSEMENT ACCOUNT" means one or more accounts maintained by and in the name of a Borrower with a Disbursing Bank for the purposes of disbursing Revolving Credit Loan proceeds and amounts deposited thereto.

         "DISBURSING BANK" means any commercial bank with which a Disbursement Account is maintained after the Effective Date.

         "DOLLAR" and "$" mean freely transferable United States dollars.

         "EBITDA" means Net Income before provision for interest expense, income tax expense, depreciation expense and amortization expense.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

         "EFFECTIVE DATE" means the later of: (a) the Agreement Date, and (b) the first date on which all of the conditions set forth in ARTICLE 5 shall have been fulfilled.

         "EFFECTIVE INTEREST RATE" means the rate of interest per annum on the Revolving Credit Loans in effect from time to time pursuant to the provisions of SECTIONS 4.1(A) and (B).

         "ELIGIBLE ASSIGNEE" means (i) a commercial bank, commercial finance company or other asset-based lender, having total assets in excess of $1,000,000,000; (ii) any Lender listed on the signature pages of this Agreement;
(iii) any Affiliate of a Lender; and (iv) if an Event of Default exists, any Person reasonably acceptable to the Agent; PROVIDED in each case that the representation contained in SECTION 13.2 hereof shall be applicable with respect to such institution or Lender.

         "ELIGIBLE DOMESTIC LEASED ENGINE INVENTORY" means Engine Inventory which the Agent, in its absolute discretion, determines to meet all of the following requirements: (a) such Inventory meets the definition of Eligible Inventory, (b) such Inventory is subject to an Eligible Lease Agreement with an Account Debtor Based in the United States, (c) the Agent has received certificates executed by independent aircraft insurance brokers as to the Borrower's compliance as to such Inventory with the insurance provisions of SECTION 8.8 and with the insurance provisions of the Airframe and Engine Mortgage, (d) the Agent has received evidence satisfactory to the Agent in its absolute discretion that the Mortgage Supplement for such Inventory has been duly filed with the FAA, together with such legal opinions with respect to the FAA filing as the Agent desires in its reasonable discretion, (e) such Inventory is airworthy in accordance with the FAA's standards, (f) such Inventory is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien, and (g) if the Agent so elects in its absolute discretion, the original term of the Lease Agreement to which such Inventory is subject is not more than 36 months.

         "ELIGIBLE DOMESTIC RECEIVABLE" means a Receivable that consists of the unpaid portion of the obligation stated on an invoice issued to an Account Debtor with respect to Inventory sold and shipped or services performed for such Account Debtor, or the actual amount then due and payable under a Lease Agreement for Airframe Inventory or Engine Inventory leased to such Account Debtor in the ordinary course of business, in each case net of any security deposits, maintenance reserves, credits, potential offsets or rebates owed by any Borrower (or Trust) to the Account Debtor and net of any commissions payable by any Borrower (or Trust) to third parties, and that the Agent, in its absolute discretion, determines to meet all of the following requirements: (a) such Receivable meets the definition of Eligible Receivable, (b) such Receivable is owing by an Account Debtor Based in the United States, (c) if such Receivable is a Lease Receivable, such Receivable shall comply with each of the following criteria: (i) the Mortgage Supplement for the Airframe Inventory or Engine Inventory subject to the Lease Agreement is in due form for filing with the FAA, has been duly filed with the FAA, and the Agent has received such legal opinions with respect to the FAA filing as the Agent desires in its reasonable discretion, (ii) the Airframe Inventory or Engine Inventory subject to the Lease Agreement giving rise to such Receivable is owned by a Borrower or Trust and is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien, and (iii) such Receivable arises from an Eligible Lease Agreement.

         "ELIGIBLE FOREIGN LEASED AIRFRAME INVENTORY" means Airframe Inventory which the Agent, in its absolute discretion, determines to meet all of the following requirements: (a) such Inventory meets the definition of Eligible Leased Airframe Inventory, and (b) such Airframe Inventory is subject to a Lease Agreement with an Account Debtor Based outside of the United States.

         "ELIGIBLE FOREIGN LEASED ENGINE INVENTORY" means Engine Inventory which the Agent, in its absolute discretion, determines to meet all of the following requirements: (a) such Inventory meets the definition of Eligible Inventory, (b) such Inventory is subject to an Eligible Lease Agreement with an Account Debtor Based outside of the United States, (c) the Agent has received certificates executed by independent aircraft insurance brokers as to the Borrower's compliance as to such Inventory with the insurance provisions of SECTION 8.8 and with the insurance provisions of the Airframe and Engine Mortgage, (d) the Agent has received evidence satisfactory to the Agent in its absolute discretion that the Mortgage Supplement for such Inventory has been duly filed with the FAA, together with such legal opinions with respect to the FAA filing as the Agent desires in its reasonable discretion, (e) such Inventory is airworthy in accordance with the FAA's standards, (f) to the extent commercially reasonable in the absolute discretion of the Agent, such Inventory is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien, (g) if such Inventory is subject to a Lease Agreement with an Account Debtor Based in Mexico or in any South American country other than Colombia, the Net Book Value of such Inventory, when aggregated with the Net Book Value of all other Foreign Leased Engine Inventory leased to that particular Account Debtor or leased to all Account Debtors Based in that same country, does not exceed 20% of the Net Book Value of all Foreign Leased Engine Inventory, (h) if such Inventory is subject to a Lease

Agreement with an Account Debtor Based in Colombia, the Net Book Value of such Inventory, when aggregated with the Net Book Value of all other Foreign Leased Engine Inventory leased to that particular Account Debtor or leased to all Account Debtors Based in Colombia, does not exceed 30% of the Net Book Value of all Foreign Leased Engine Inventory, (i) if such Inventory is subject to a Lease Agreement with an Account Debtor Based in Canada or in any European country, the Net Book Value of such Inventory, when aggregated with the Net Book Value of all other Foreign Leased Engine Inventory leased to that particular Account Debtor or leased to all Account Debtors Based in that same country, does not exceed 30% of the Net Book Value of all Foreign Leased Engine Inventory, (j) if such Inventory is subject to a Lease Agreement with an Account Debtor Based outside of North America, South America and Europe, the Net Book Value of such Inventory, when aggregated with the Net Book Value of all other Foreign Leased Engine Inventory leased to that particular Account Debtor or leased to all Account Debtors Based in that same country, does not exceed 10% of the Net Book Value of all Foreign Leased Engine Inventory, (k) if such Inventory is subject to a Lease Agreement with an Account Debtor Based in Mexico or any South American country, the Net Book Value of such Inventory, when aggregated with the Net Book Value of all other Foreign Leased Engine Inventory leased to that particular Account Debtor or leased to all Account Debtors Based in South America and Mexico, does not exceed 50% of the Net Book Value of all Foreign Leased Engine Inventory, (l) if such Inventory is subject to a Lease Agreement with an Account Debtor Based in any continent other than Europe, South America or North America, the Net Book Value of such Inventory, when aggregated with the Net Book Value of all other Foreign Leased Engine Inventory leased to that particular Account Debtor or leased to Account Debtors Based in any such continent, does not exceed 20% of the Net Book Value of all Foreign Leased Engine Inventory, and (m) if the Agent so elects in its absolute discretion, the original term of the Lease Agreement to which such Inventory is subject is not more than 36 months.

         "ELIGIBLE FOREIGN RECEIVABLE" means a Receivable that consists of the unpaid portion of the obligation stated on an invoice issued to an Account Debtor with respect to Inventory sold and shipped or services performed for such Account Debtor, or the actual amount then due and payable under a Lease Agreement for Airframe Inventory or Engine Inventory leased to such Account Debtor in the ordinary course of business, in each case net of any security deposits, maintenance reserves, credits, potential offsets or rebates owed by any Borrower (or Trust) to the Account Debtor and net of any commissions payable by any Borrower (or Trust) to third parties, and that the Agent, in its absolute discretion, determines to meet all of the following requirements: (a) such Receivable meets the definition of Eligible Receivable, (b) such Receivable is owing by an Account Debtor Based outside of the United States, and (c) if such Receivable is a Lease Receivable, such Receivable shall comply with each of the following criteria: (i) the Mortgage Supplement for the Airframe Inventory or Engine Inventory subject to the Lease Agreement is in due form for recordation by the FAA, has been duly filed for recordation by the FAA, and the Agent has received such legal opinions with respect to the FAA filing as the Agent desires in its reasonable discretion, (ii) the Airframe Inventory or Engine Inventory subject to the Lease Agreement giving rise to such Receivable is owned by a Borrower or Trust and to the extent commercially reasonable in the absolute discretion of the Agent, such Inventory is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien, and (iii) such Receivable arises from an Eligible Lease Agreement.

         "ELIGIBLE INVENTORIED ENGINE AND PARTS INVENTORY" means Airframe Inventory, Engine Inventory or Parts Inventory which the Agent, in its absolute discretion, determines to meet all of the following requirements: (a) such Inventory meets the definition of Eligible Inventory, (b) such Inventory is located at one of the locations listed on SCHEDULE 6.1(v), or, if not located at one of the locations listed on SCHEDULE 6.1(v), is in transit between such locations, or is in transit to or from or is being serviced at an FAA-certified repair station located in the United States, (c) such Inventory is not subject to a Lease

Agreement, (d) the Agent shall have received certificates executed by independent aircraft insurance brokers as to the Borrower's compliance with the insurance provisions of SECTION 8.8 as to such Inventory, (e) with respect to Airframe Inventory and Engine Inventory, the Agent has received evidence satisfactory to the Agent in its sole discretion that the Mortgage Supplement for such Inventory has been duly filed with the FAA, together with such legal opinions with respect to the FAA filing as the Agent desires in its reasonable discretion, and (f) such Inventory is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien.

         "ELIGIBLE INVENTORY" means Inventory which the Agent, in its absolute discretion, determines to meet all of the following requirements:

                  (a) such Inventory consists of finished goods or raw materials and not work-in-process,

                  (b) such Inventory is in good condition and meets in all material respects all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, their use, lease or sale,

                  (c) such Inventory is currently either usable, leaseable or salable, at prices approximating at least cost, in the normal course of the applicable Borrower's business,

                  (d) such Inventory is not obsolete,

                  (e) such Inventory is owned by a Borrower or by the Trust,

                  (f) no Borrower is in breach of any representation or warranty, covenant or other agreement contained in the Loan Documents with respect to such Inventory,

                  (g) if such Inventory is located in a warehouse or other facility leased by a Borrower, the lessor has delivered to the Agent, on behalf of the Lenders, a waiver and consent in form and substance satisfactory to the Agent,

                  (h) the appraisal requirements set forth in SECTION 8.12(f) have been complied with as to such Inventory,

                  (i) such Inventory is in compliance with all applicable FAA standards, and Borrowers maintain all documentation necessary to establish traceability of such Inventory, and

                  (j) such Inventory is not determined by the Agent, on behalf of the Lenders, in its reasonable discretion to be ineligible for any other reason.

         "ELIGIBLE LEASE AGREEMENT" means a Lease Agreement with respect to which each of the following is true, as determined by the Agent in its absolute discretion: (a) if a chattel paper original of the Lease Agreement exists, the Agent has received such chattel paper original, certified as such by the Borrower, (b) the Borrower has received the funds required under the Lease Agreement to be deposited as of such date by the Account Debtor for maintenance reserves and security deposits, (c) no default or event of default exists under the Lease Agreement, (d) the Lease Agreement is in the form required under
SECTION 8.4 hereof, (e) the Lease Agreement has been duly authorized, executed and delivered by the Account Debtor and the Borrower and, if applicable, the Trust, (f) the Airframe

Inventory or Engine Inventory subject to the Lease Agreement is owned by a Borrower or Trust, and the Borrower or Trust has taken all steps commercially customary in the jurisdiction where the Inventory is being used to protect its interest in such Airframe Inventory or Engine Inventory, (g) if the Account Debtor obligated under the Lease Agreement has had a letter of credit issued for the benefit of the Borrower (or Trust) securing any payments due under the Lease Agreement, such letter of credit has been duly assigned to the Agent for the benefit of the Secured Parties, (h) the Lease Agreement provides for return of the Inventory (or a satisfactory substitute therefor) subject to the Lease Agreement upon termination of the Lease Agreement, (i) the Lease Agreement contains provisions permitting the Borrower or Trust to repossess the Inventory upon the occurrence of a default or event of default, (j) the Lease Agreement provides that it is assignable by the Borrower or Trust without the Account Debtor's consent, and (k) the Agent has received a Notice of Assignment with respect to such Lease Agreement, fully executed by the Borrower (or Trust) and the Account Debtor.

         "ELIGIBLE LEASED AIRFRAME INVENTORY" means Airframe Inventory which the Agent, in its absolute discretion, determines to meet all of the following requirements: (a) such Inventory meets the definition of Eligible Inventory, (b) such Inventory is subject to an Eligible Lease Agreement, (c) such Inventory is FAA-registered, (d) the Agent has received certificates executed by independent aircraft insurance brokers as to the Borrower's compliance as to such Inventory with the insurance provisions of SECTION 8.8 and the insurance provisions of the Airframe and Engine Mortgage, (e) the Agent has received evidence satisfactory to the Agent in its absolute discretion that the Mortgage Supplement for such Inventory has been duly filed with the FAA, together with such legal opinions with respect to the FAA filing as the Agent desires in its reasonable discretion, (f) such Inventory is airworthy in accordance with FAA's standards,
(g) each engine in the Airframe Inventory is owned by a Borrower or by the Trust, (h) the Agent has received an appraisal, in form and substance satisfactory to the Agent, with respect to the Airframe Inventory from an independent appraiser selected by the Agent, and (i) such Airframe Inventory is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien.

         "ELIGIBLE RECEIVABLE" means a Receivable that consists of the unpaid portion of the obligation stated on the invoice issued to an Account Debtor with respect to Inventory sold and shipped to or services performed for such Account Debtor, or the actual amount then due and payable under a Lease Agreement for Airframe Inventory or Engine Inventory leased to such Account Debtor in the ordinary course of business, net of any credits, potential offsets or rebates owed by any Borrower (or Trust) to the Account Debtor and net of any commissions payable by any Borrower (or Trust) to third parties, and that the Agent, in its absolute discretion, determines to meet all of the following requirements:

                  (a) such Receivable is owned by a Borrower or by the Trust and represents a complete bona fide transaction which requires no further act under any circumstances on the part of such Borrower (or Trust) to make such Receivable payable by the Account Debtor,

                  (b) for Receivables other than Lease Receivables, the due date for such Receivable shall not be more than 60 days from the date of the original invoice for the goods the sale of which gave rise to such Receivable,

                  (c) for Lease Receivables, the due dates for each scheduled payment under the Lease Agreement shall be every 30 days,

                  (d) for Receivables other than Lease Receivables, no more than 90 days have elapsed from the date of the original invoice,

                  (e) for Lease Receivables, such Receivable shall not be past due, unless the applicable cure period for payment of such Receivable shall not have expired,

                  (f) for Receivables other than Lease Receivables, the goods the sale of which gave rise to such Receivable were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding and no material part of such goods has been returned or rejected,

                  (g) if such Receivable is evidenced by Chattel Paper or an instrument, such Chattel Paper or instrument has been collaterally assigned to the Agent, for the benefit of itself as agent and the Secured Parties, pursuant to an assignment in form and substance satisfactory to the Agent and the original of such Chattel Paper or instrument has been delivered to the Agent,

                  (h) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened (to any Borrower's knowledge) or pending, which might, in the Agent's reasonable judgment, have a materially adverse effect on such Account Debtor, and is not, in the reasonable discretion of the Agent, deemed ineligible for credit or other reasons,

                  (i) such Receivable is not owing by an Account Debtor having 50% or more in face value of its then-existing accounts owing to the Borrowers (or Trust) which do not meet the requirements of CLAUSES (D) and (E), above,

                  (j) such Receivable is not owing by an Account Debtor whose then-existing Receivables owing to the Borrowers (and Trust) exceed in face amount 20% of the sum of all Eligible Domestic Receivables plus all Eligible Foreign Receivables,

                  (k) if such Receivable arises from the performance of services, such services have been fully rendered and do not relate to any warranty claim or obligation,

                  (l) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present or contingent (and no facts exist which are the basis for any future) offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor,

                  (m) such Receivable is subject to the Security Interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever,

                  (n) such Receivable is evidenced by an invoice or other documentation in form reasonably acceptable to the Agent,

                  (o) if such Receivable is subject to the Assignment of Claims Act of 1940, as amended from time to time, or any Applicable Law now or hereafter existing similar in effect thereto, if Agent so requires, all procedures shall have been complied with such that such

         Receivable shall have been duly and validly assigned to the Agent, for the benefit of the Secured Parties,

                  (p) such Receivable is not subject to any prohibition against its assignment or requiring notice of or consent to such assignment, unless all such required notices have been given, all such required consents have been received and all other procedures have been complied with such that such Receivable shall have been duly and validly assigned to the Agent, for the benefit of the Secured Parties,

                  (q) the goods giving rise to such Receivable were not, at the time of the sale or lease thereof (and, in the case of Lease Receivables, such goods are not), subject to any Lien, except the Security Interest and Permitted Liens,

                  (r) no Borrower (or Trust) is in breach of any representation or warranty with respect to the goods the sale or lease of which gave rise to such Receivable nor in breach of any representation or warranty, covenant or other agreement contained in the Loan Documents with respect to such Receivable,

                  (s) such Receivable does not arise out of any transaction with any Subsidiary or Affiliate of any Borrower,

                  (t) no bond or other undertaking by a guarantor or surety has been obtained, supporting such Receivable and the Account Debtor's obligations in respect thereof, other than any Guaranty given by a parent company of such Account Debtor,

                  (u) such Receivable does not arise out of finance or similar charges by any Borrower (or Trust) or other fees for the time value of money, and

                  (v) the Account Debtor with respect to such Receivable is not located in any state or jurisdiction denying creditors access to its courts in the absence of qualification to transact business in such state or jurisdiction or the filing of a Notice of Business Activities Report or other similar filing, unless the applicable Borrower (or Trust) has either qualified as a foreign corporation authorized to transact business in such state or jurisdiction or has filed a Notice of Business Activities Report or similar filing with the applicable state or jurisdiction agency for the then current year.

         "ENGINE INVENTORY" means Inventory owned by a Borrower or Trust consisting of whole aircraft engines which have not been broken down into their component parts.

         "ENVIRONMENTAL COMPLIANCE RESERVES" means reserves for the cost of Remedial Action by the Borrowers determined by the Agent from time to time in its reasonable discretion based upon the reports delivered pursuant to SECTION 9.9(B) and such other advice, analysis and engineering studies as it deems appropriate.

         "ENVIRONMENTAL INDEMNITY AGREEMENT" means the Environmental Indemnity Agreement, dated as of the Effective Date, among the Borrowers and the Agent, for the ratable benefit of the Secured Parties, pursuant to which the Borrowers jointly and severally agree to indemnify the Agent and the Secured Parties for certain matters related to the Environmental Laws, as amended, modified or supplemented from time to time.

         "ENVIRONMENTAL LAWS" means all federal, state, local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, Releases or threatened Releases of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport, or handling of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder; such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 ET SEQ., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 6901 ET SEQ., as amended; the Toxic Substances Control Act, 15 U.S.C. Section 2601 ET SEQ., as amended; the Clean Air Act, 46 U.S.C.
Section 7401 ET SEQ., as amended; and all federal, state, local and foreign lien and environmental cleanup programs.

         "ENVIRONMENTAL LIEN" means a Lien in favor of any governmental entity for (a) any liability under Environmental Laws or (b) damages arising from, or costs incurred by such governmental entity in response to, a Release or threatened Release of Contaminant into the environment.

         "EQUIPMENT" means and includes all machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings, fixtures and other tangible personal property (other than Inventory) of every kind and description used in the Borrowers' business operations or owned by a Borrower or in which a Borrower has an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

         "EQUITABLE SUBORDINATED LOAN" means the subordinated loan in the original principal amount of $15,000,000 (with an outstanding balance as of the Effective Date of $11,250,000) extended by The Equitable Life Assurance Society of the United States to Kellstrom, evidenced by the Securities Purchase Agreement dated as of January 15, 1997 between Kellstrom and The Equitable Life Assurance Society of the United States, as amended to the date hereof.

         "EURODOLLAR RATE" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, a simple per annum interest rate determined pursuant to the following formula:

         Eurodollar Rate  =        Interbank Offered Rate
                             ----------------------------------
                             1 - Eurodollar Reserve Percentage

The Eurodollar Rate shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "EURODOLLAR RATE LOAN" or "EURODOLLAR RATE REVOLVING CREDIT LOAN" means a Loan bearing interest at a simple per annum rate of interest equal to the Eurodollar Rate plus the Applicable Margin.

         "EURODOLLAR RESERVE PERCENTAGE" means that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in

Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Rate Loans is determined), whether or not any Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Rate Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to any Lender.

         "EVENT OF DEFAULT" means any of the events specified in SECTION 12.1, PROVIDED that any requirement for notice or lapse of time or any other condition has been satisfied, and any cure periods therefor have expired.

         "FAA" means the United States Federal Aviation Administration, and any instrumentality of the United States succeeding to this function.

         "FAIR MARKET VALUE" means the fair market value of Inventory, as reflected by appraisals conducted pursuant to SECTION 8.12(f).

         "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve system arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by NationsBank from three federal funds brokers of recognized standing selected by NationsBank.

         "FEE LETTER" has the meaning given to such term in SECTION 4.2(a).

         "FINANCIAL OFFICER" means the Chief Financial Officer, Treasurer or Controller of Kellstrom.

         "FINANCING STATEMENTS" means any and all Uniform Commercial Code financing statements (or other similar documents), in form and substance satisfactory to the Agent, executed and delivered by the Borrowers and the Trust to the Agent, naming the Agent, for the benefit of the Secured Parties, as secured party and the Borrowers and the Trust as debtor, in connection with this Agreement.

         "FIXED CHARGES" means, for any period, (a) Interest Expense, plus (b) payments of principal actually made with respect to Indebtedness for Money Borrowed (other than payments under the Loans), including payments with respect to Capitalized Leases, plus (c) earn-out payments to the shareholders of Business Units acquired by a Borrower.

         "FOREIGN LEASED ENGINE INVENTORY" means Engine Inventory subject to a Lease Agreement with an Account Debtor Based outside of the United States.

         "FUNDED INDEBTEDNESS" means (a) all Indebtedness under this Agreement and (b) all other Indebtedness for Money Borrowed, including all Subordinated Indebtedness.

         "GAAP" means generally accepted accounting principles as in effect in the United States as consistently applied and maintained throughout the period indicated and, when used with reference to the Borrowers or any Subsidiary of the Borrowers, consistent with the prior financial practice of the Borrowers, as reflected on the financial statements referred to in SECTION 6.1(O); PROVIDED, HOWEVER, that, in the event that changes shall be mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing, or shall be recommended by the Borrowers' independent public accountants, such changes shall be included in GAAP as applicable to the Borrowers only from and after such date as the Borrowers, the Required Lenders and the Agent shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants set forth in
ARTICLE 11.

         "GENERAL INTANGIBLES" means all of the Borrowers' now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Borrowers of every kind and nature (other than Receivables), including, without limitation, all Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, reversions or any rights thereto and any other amounts payable to any Borrower from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, all assignable warranty claims under any purchase agreements to which any Borrower or Trust is a party, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which any Borrower is beneficiary and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Borrower to secure payment by an Account Debtor of any of the Receivables.

         "GOVERNMENTAL APPROVALS" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local or foreign national or provincial and all agencies thereof.

         "GUARANTY", "GUARANTEED" or to "GUARANTEE" as applied to any obligation of another Person shall mean and include (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation of such other Person, and (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation of such other Person whether by (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the Guarantor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the Guarantor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

         "INDEBTEDNESS" of any Person means, without duplication, all Liabilities of such Person, and to the extent not otherwise included in Liabilities, the following: (a) all obligations for Money Borrowed or for the deferred purchase price of property or services, (b) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person, (c) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person, (d) all obligations of such Person in respect of Interest Rate Protection Agreements, and (e) in the case of the Borrowers (without duplication) all obligations under the Revolving Credit Loans.

         "INDEMNIFICATION AGREEMENT" means the Indemnification Agreement, dated as of the Effective Date, between the Borrowers and the Agent, for the ratable benefit of the Secured Parties, pursuant to which the Borrowers jointly and severally agree to indemnify the Agent and the Secured Parties for certain matters related to Florida documentary stamp taxes, as amended, modified or supplemented from time to time.

         "INITIAL LOANS" means the Revolving Credit Loans made to the Borrowers on the Effective Date pursuant to the Initial Notice of Borrowing.

         "INITIAL NOTICE OF BORROWING" means the Notice of Borrowing given by Kellstrom with respect to the Initial Loans which shall also specify the method of disbursement.

         "INTERBANK OFFERED RATE" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by the Agent (each such determination to be conclusive and binding absent manifest error) as of two Business Days prior to the first day of such Interest Period as the effective rate at which deposits in immediately available funds in Dollars are being offered or quoted to major banks in the interbank market for Eurodollar deposits for a term comparable to such Interest Period and in the amount of such Eurodollar Rate Loan. Such rate may be determined by the Agent from any interest rate reporting service of recognized standing that the Agent shall select.

         "INTEREST EXPENSE" means interest on Indebtedness during the period for which computation is being made, excluding (a) the amortization of fees and costs incurred with respect to the closing of loans which have been capitalized as transaction costs, and (b) interest paid in kind.

         "INTEREST PAYMENT DATE" means the first day of each calendar month commencing on January 1, 1999 and continuing thereafter until the Secured Obligations have been irrevocably paid in full.

         "INTEREST PERIOD" means with respect to each Eurodollar Rate Loan, the period commencing on the date of the making or continuation of or conversion to such Eurodollar Rate Loan and ending one, two, three, or six months thereafter, as the Borrowers may elect in the applicable Notice of Borrowing or Notice of Conversion or Continuation; PROVIDED, that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall, subject to the provisions of CLAUSE (iii) below, be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to CLAUSE (iii) below, end on the last Business Day of a calendar month;

                  (iii) any Interest Period that would otherwise end after the Termination Date shall end on the Termination Date; and

                  (iv) notwithstanding CLAUSE (III) above, no Interest Period shall have a duration of less than one month and if any applicable Interest Period would be for a shorter period, such Interest Period shall not be available hereunder.

         "INTEREST RATE PROTECTION AGREEMENT" shall mean an interest rate swap, cap or collar agreement or similar arrangement between any Person and a financial institution providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "INVENTORY" means all inventory as such term is defined in the Uniform Commercial Code, regardless of whether such inventory is classified as inventory or equipment on any Borrower's books, and shall include, without limitation, () all goods intended for sale or lease by the Borrowers, or for display or demonstration, () all work in process, () all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in the Borrowers' business, () all Airframe Inventory, Engine Inventory and Parts Inventory, and () all documents evidencing and general intangibles relating to any of the foregoing.

         "INVESTMENT" means, with respect to any Person: () the acquisition or ownership by such Person of any share of capital stock, evidence of Indebtedness or other security issued by any other Person, () any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses, () any Guaranty of the obligations of any other Person, () any other investment (other than the Acquisition of a Business Unit) in any other Person, and () any commitment or option to make any of the investments listed in CLAUSES (A) through (D) above.

         "IRS" means the Internal Revenue Service.

         "KELLSTROM INTERNATIONAL" means Kellstrom International Sales Corporation, a corporation incorporated under the laws of the United States Virgin Islands.

         "LEASE AGREEMENT" means a lease agreement between a Borrower or the Trust, as owner and lessor of Airframe Inventory or Engine Inventory, and the Account Debtor leasing such Airframe Inventory or Engine Inventory.

         "LEASE RECEIVABLE" means a Receivable arising from a Lease Agreement and consisting of the then-current lease payment due under the Lease Agreement.

         "LENDER" means at any time any financial institution party to this agreement at such time, including any such Person becoming a party hereto pursuant to the provisions of ARTICLE 13, and its successors and assigns, and "LENDERS" means at any time all of the financial institutions party to this Agreement at such time, including any such Persons becoming parties hereto pursuant to the provisions of ARTICLE 13, and their successors and assigns.

        "LETTER OF CREDIT" means any letter of credit issued by NationsBank for the account of the Borrowers pursuant to ARTICLE 3, excluding, however, the VRDN Letter of Credit.

         "LETTER OF CREDIT AMOUNT" means, with respect to any Letter of Credit, the aggregate maximum amount at any time available for drawing under such Letter of Credit.

         "LETTER OF CREDIT FACILITY" means the amount of $40,000,000.

         "LETTER OF CREDIT OBLIGATIONS" means, at any time, the sum of (a) the Reimbursement Obligations of the Borrowers at such time, PLUS (b) the aggregate Letter of Credit Amount of Letters of Credit outstanding at such time, PLUS (c) the aggregate Letter of Credit Amount of Letters of Credit the issuance of which has been authorized by the Agent and NationsBank pursuant to SECTION 3.4(b) but that have not yet been issued, in each case as determined by the Agent.

         "LETTER OF CREDIT RESERVE" means, at any time, the aggregate Letter of Credit Obligations at such time, other than Letter of Credit Obligations that are fully secured by Cash Collateral.

         "LIABILITIES" of any Person means all items (except for items of capital stock, additional paid-in capital or retained earnings, or of general contingency or deferred tax reserves) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Liabilities are to be determined.

         "LIEN" as applied to the property of any Person means: () any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom, () any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person, () any Indebtedness which is unpaid more than 30 days after the same shall have become due and payable (subject to applicable cure periods) and which if unpaid might by law (including, but not limited to, bankruptcy and insolvency laws), or otherwise, be given any priority whatsoever over the claims of general unsecured creditors of such Person, and () the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, excluding informational financing statements relating to property leased by the Borrower.

         "LOAN" means any Revolving Credit Loan, as well as all such loans collectively, as the context requires.

         "LOAN ACCOUNT" and "LOAN ACCOUNTS" shall have the meanings ascribed thereto in SECTION 4.5.

         "LOAN DOCUMENTS" means collectively this Agreement, the Notes, the Security Documents, the VRDN Documents, and each other instrument, agreement or document executed by any Obligor in connection with this Agreement whether prior to, on or after the Effective Date and each other instrument, agreement or document referred to herein or contemplated hereby.

         "LOCKBOX" means each post office box specified in a Lockbox Agreement.

         "LOCKBOX AGREEMENT" means each agreement between a Borrower and a Clearing Bank concerning the establishment of a Lockbox for the collection of Receivables.

         "MARGIN STOCK" means margin stock as defined in Section 221.1(h) of Regulation U, as the same may be amended or supplemented from time to time.

         "MATERIALLY ADVERSE EFFECT" means any act, omission, situation, circumstance, event or undertaking which would, singly or in any combination with one or more other acts, omissions, situations, circumstances, events or undertakings have, or reasonably be expected by the Agent to have, a materially adverse effect upon (a) the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of the Borrowers and their Subsidiaries taken as a whole, (b) the value of the Collateral or the Real Estate, (c) the Security Interest or the priority of the Security Interest, (d) the respective ability of any Obligor or any of their Subsidiaries to perform any obligations under this Agreement or any other Loan Document to which it is a party, or (e) the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the ability of the Agent or any Lender to enforce any rights or remedies under or in connection with any Loan Document.

         "MINIMUM COMMITMENT" means $10,000,000 with respect to each Lender other than those Lenders with a Commitment on the Effective Date of less than $10,000,000, in which case the Minimum Commitment for each such Lender shall be all of such Lender's Commitment.

         "MONEY BORROWED" means, as applied to Indebtedness, (a) Indebtedness for money borrowed, (b) Indebtedness, whether or not in any such case the same was for money borrowed, (i) represented by notes payable, and drafts accepted, that represent extensions of credit, (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid or that was issued or assumed as full or partial payment for property (other than trade credit that is incurred in the ordinary course of business), (c) Indebtedness that constitutes a Capitalized Lease Obligation, and (d) Indebtedness that is such by virtue of CLAUSE (C) of the definition thereof, but only to the extent that the obligations Guaranteed are obligations that would constitute Indebtedness for Money Borrowed.

         "MORTGAGE SUPPLEMENT" means a supplement to the Airframe and Engine Mortgage pursuant to which each Borrower and the Trust grants the Security Interest in Airframe Inventory, Engine Inventory and Lease Agreements acquired by a Borrower or the Trust or entered into by a Borrower or the Trust on the Effective Date and from time to time after the Effective Date.

         "MORTGAGES" means and includes any and all of the mortgages, deeds of trust, deeds to secure debt, assignments and other instruments executed and delivered by the Borrowers to or for the benefit of the Agent by which the Agent, on behalf of the Secured Parties, acquires a Lien on the Borrowers' Real Estate, and all amendments, modifications and supplements thereto.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which a Borrower or a Related Company is required to contribute or has contributed within the immediately preceding six years.

         "NATIONSBANK" means NationsBank, N.A., and its successors and assigns.

         "NET AMOUNT" means, with respect to any Investments made by any Person, the gross amount of all such Investments MINUS the aggregate amount of all cash received and the fair value, at the time of receipt by such Person, of all property received as payments of principal or premiums, returns of capital, liquidating dividends or distributions, proceeds of sale or other dispositions with respect to such Investments.

         "NET BOOK VALUE" means, with respect to the Inventory or other assets of any Person, the gross value of such Inventory or other assets less accumulated depreciation determined in accordance with GAAP and as reflected on the books and records of the Person owning such Inventory or other assets.

         "NET INCOME" means, as applied to any Person, the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes) and all other proper deductions, all determined in accordance with GAAP, provided that there shall be excluded: (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a Subsidiary of such Person, (b) the net income (or net loss) of any Person in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions, (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period, (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, Business Units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon, (e) any net gain arising from the collection of the proceeds of any insurance policy, (f) any write-up of any asset, and (g) any other extraordinary item.

         "NET OUTSTANDINGS" of any Lender means, at any time, the sum of (a) all amounts paid by such Lender (other than pursuant to SECTION 14.7) to the Agent in respect of Revolving Credit Loans or otherwise under this Agreement, MINUS
(b) all amounts paid by the Agent to such Lender which are received by the Agent and which, pursuant to this Agreement, are paid over to such Lender for application in reduction of the outstanding principal balance of the Revolving Credit Loans.

         "NET PROCEEDS" means proceeds received by any Borrower or the Trust in cash from any Asset Disposition (including, without limitation, payments under notes or other debt securities received in connection with any Asset Disposition), net of: (a) the transaction costs of such sale, lease, transfer or other disposition; (b) any tax liability arising from such transaction; and (c) amounts applied to repayment of Indebtedness (other than the Secured Obligations) secured by a Lien on the asset or property disposed.

         "NET WORTH" means, with respect to any Person, such Person's total shareholder's equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

         "NON-RATABLE LOAN" means a Revolving Credit Loan made by NationsBank in accordance with the provisions of SECTION 4.8(B).

         "NOTE" means any of the Revolving Credit Notes and "NOTES" means more than one such Note.

         "NOTICE OF ASSIGNMENT" means a notice of assignment and estoppel certificate in form and substance satisfactory to the Agent in its absolute discretion pursuant to which, among other things, the Borrowers (or Trust) and the Agent provide notice to and seek acknowledgement from the Account Debtor under a Lease Agreement that such Lease Agreement has been collaterally assigned to the Agent for the benefit of the Secured Parties.

         "NOTICE OF BORROWING" means a written notice, or telephonic notice followed by a confirming same-day written notice, requesting a Borrowing of either a Prime Rate Revolving Credit Loan or a Eurodollar Revolving Credit Loan, which is given by telex or facsimile transmission in accordance with the applicable provisions of SECTION 2.2 and which specifies (i) the amount of the requested Borrowing, (ii) the date of the requested Borrowing, and (iii) if the requested Borrowing is of a Eurodollar Rate Revolving Credit Loan, the duration of the applicable Interest Period.

         "NOTICE OF CONVERSION OR CONTINUATION" has the meaning specified in
SECTION 4.12.

         "OBLIGOR" means any Borrower, any Subsidiary Guarantor, the Trust and any other Person liable with respect to the Secured Obligations, whether as maker, endorser, guarantor, pledgor or otherwise, and whether such liability is direct, indirect, primary or secondary, and "OBLIGORS" means all of such Persons collectively.

         "OPERATING LEASE" means any lease (other than a lease constituting a Capitalized Lease Obligation) of real or personal property.

         "ORDERLY LIQUIDATION VALUE" means the orderly liquidation value of Inventory, as reflected by appraisals conducted pursuant to SECTION 8.12(f).

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor agency.

         "PARTS INVENTORY" means airframe or engine parts or components held for sale by a Borrower with respect to which each of the following is true, as determined by the Agent in its absolute discretion: (a) such Inventory has been labeled for sale and is segregated by Inventory type, and (b) such Inventory is not rejected inventory, repairable Parts Inventory, or nonrepairable Parts Inventory.

         "PATENTS" means and includes, in each case whether now existing or hereafter arising, all of the Borrowers' right, title and interest in and to () any and all patents and patent applications, () inventions and improvements described and claimed therein, (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (d) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof, (e) rights to sue for past, present and future infringements thereof, and (f) all rights corresponding to any of the foregoing throughout the world.

         "PERMITTED ACQUISITIONS" means Acquisitions of Persons or Business Units in the business related to the businesses of the Borrowers provided (a) no Default or Event of Default exists before or after giving effect to such Acquisition, (b) the Borrowers are in compliance with the covenants set forth in SECTIONS 11.1, 11.2, 11.10 and 11.11 on a pro forma basis after giving effect to such Acquisition, (c) simultaneously with the consummation of such Acquisition, the Borrowers deliver to the Agent a certificate of the Financial Officer (i) setting forth the calculations required to establish the

Borrowers' pro forma compliance with the requirements of SECTIONS 11.1, 11.2,
11.10 and 11.11 as of the date of the consummation of such Acquisition, and (ii) stating that no Default or Event of Default exists before or after giving effect to such Acquisition, (d) immediately after giving effect to the consummation of such Acquisition (including any Loans made hereunder to finance any portion of such Acquisition), Availability must be greater than $25,000,000, (e) Availability must remain above $20,000,000 for each of the 90 days after the date on which such Acquisition is consummated, (f) the purchase price for such Acquisition must not exceed $30,000,000, (g) the purchase price for all such Acquisitions consummated during any fiscal year must not exceed $40,000,000, and
(h) the Borrowers shall, in the case of all Inventory (including engines, aircraft and airframes, and parts) that is purchased through a single Acquisition and that has a book value of $20,000,000 or more, or that is purchased through a series of Acquisitions and that has a book value of $30,000,000 or more in the aggregate, deliver to the Agent an appraisal, in form and substance satisfactory to the Agent and from an independent appraiser acceptable to the Agent, within 90 days after the consummation of such Acquisition.

         "PERMITTED AIRCRAFT PURCHASE MONEY INDEBTEDNESS" means Purchase Money Indebtedness of the Borrowers incurred after the Agreement Date for the purpose of acquiring aircraft to be used in a Borrower's inventory (a) which is secured by a Purchase Money Lien, (b) the aggregate principal amount of which does not exceed an amount equal to the lesser of (i) the cost (including the principal amount of such Indebtedness, whether or not assumed) of the aircraft subject to such Lien, and (ii) the fair value of such aircraft at the time of its acquisition, and (c) which, when aggregated with the principal amount of all other such Permitted Aircraft Purchase Money Indebtedness of the Borrowers at the time outstanding, does not exceed $50,000,000. For the purposes of this definition, no Purchase Money Indebtedness shall be considered Permitted Aircraft Purchase Money Indebtedness unless the Lenders have been provided with the opportunity to finance the Borrower's acquisition of the aircraft and the Required Lenders have declined to do so, and no additional Permitted Aircraft Purchase Money Indebtedness shall be permitted to be incurred by any Borrower during the occurrence or continuation of a Default or Event of Default. Also for the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of Capitalized Leases shall be computed as a Capitalized Lease Obligation.

         "PERMITTED INVESTMENTS" means Investments of the Borrowers in: (a) negotiable certificates of deposit and time deposits issued by NationsBank or by any United States bank or trust company having capital, surplus and undivided profits in excess of $100,000,000, (b) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same, (c) sales of inventory on credit in the ordinary course of business, (d) shares of capital stock, evidence of Indebtedness or other security acquired by the Borrowers in consideration for or as evidence of past-due or restructured Receivables in an aggregate face amount of such Receivables at any time not to exceed $1,000,000, (e) Guaranties permitted pursuant to SECTION 11.3, (f) those items described on SCHEDULE 1.1A - PERMITTED INVESTMENTS, (g) other Investments not in excess of $500,000 individually or $1,000,000 in the aggregate in any fiscal year of the Borrowers, and (h) Investments by the Borrowers in Permitted Acquisitions; provided, however, in no event shall the Borrowers' Investments in Kellstrom International exceed $50,000 in the aggregate.

         "PERMITTED LIENS" means: (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but (i) in all cases only if payment shall not at the time be required to be made in accordance with SECTION 9.6, and (ii) in the case of warehousemen or landlords, only if such liens are junior to the Security Interest in any of the Collateral, (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under payment or performance bonds, (c) Liens constituting Permitted Encumbrances, as defined in the Mortgages, as well as other Liens on the Real Estate constituting encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of the Borrowers or their Subsidiaries,
(d) Purchase Money Liens, (e) Liens shown on SCHEDULE 1.1B PERMITTED LIENS, and
(f) Liens of the Agent, for the benefit of the Secured Parties, arising under this Agreement and the other Loan Documents.

"PERMITTED PURCHASE MONEY INDEBTEDNESS" means Purchase Money
Indebtedness of the Borrowers incurred after the Agreement Date for the purpose of acquiring an asset or assets other than Inventory (a) which is secured by a Purchase Money Lien, (b) the aggregate principal amount of which does not exceed an amount equal to the lesser of (i) the cost (including the principal amount of such Indebtedness, whether or not assumed) of the property (other than Inventory) subject to such Lien, and (ii) the fair value of such property (other than Inventory) at the time of its acquisition, and (c) which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of the Borrowers at the time outstanding (excluding Permitted Aircraft Purchase Money Indebtedness), does not exceed $5,000,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of Capitalized Leases shall be computed as a Capitalized Lease Obligation.

         "PERSON" means an individual, limited liability company, corporation, partnership, association, trust or unincorporated organization, joint venture or other entity or a government or any agency or political subdivision thereof.

         "PLAN" means any employee benefit plan as defined in Section 3(3) of ERISA in respect of which a Borrower or any Related Company is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

         "PLEDGE AGREEMENT" means the Stock Pledge Agreement, dated as of the Effective Date, between Kellstrom and the Agent, for the ratable benefit of the Secured Parties, pursuant to which Kellstrom pledges to the Agent, for the benefit of the Secured Parties, all of the capital stock of each domestic Subsidiary of Kellstrom and 65% of the voting stock and 100% of the non-voting stock of each foreign Subsidiary of Kellstrom, as amended, modified or supplemented from time to time.

         "PRIME RATE" means on any day the interest rate per annum equal to the rate of interest publicly announced by the Agent at its head office in Atlanta, Georgia as its "prime" rate, as in effect on the last Business Day of the calendar month immediately preceding the month in which such day falls. The Agent lends at rates above and below the Prime Rate.

         "PRIME RATE LOAN" or "PRIME RATE REVOLVING CREDIT LOAN" means a Loan bearing interest at a simple per annum rate of interest equal to the Prime Rate PLUS the Applicable Margin.

         "PROHIBITED COUNTRY" means Afghanistan, Angola, Burundi, Cambodia, Congo, Cuba, Ethiopia, Haiti, Iraq, Lebanon, Liberia, Libya, Mozambique, Rwanda, Somalia, any part of the former Soviet Union other than Russia, Sudan, or any part of the former republic of Yugoslavia, or any other country with whom the United States does not then have full diplomatic relations or with respect to which an FAA "no fly" ruling is in effect.

         "PROJECTIONS" means the forecasted (a) balance sheets, (b) income statements and (c) cash flow statements of the Borrowers and their Consolidated Subsidiaries prepared in accordance with GAAP, together with appropriate supporting details and a statement of underlying assumptions, which shall be prepared for purposes of SECTIONS 5.1(a) and 6.1(o)(ii) for the Borrowers' 1999 through 2003 fiscal years on an annual basis, and which shall be prepared for purposes of SECTION 10.1(d) for a one-year period on a quarterly basis.

         "PROPORTIONATE SHARE" or "RATABLE", as applied to a Lender, means such Lender's share of an amount in Dollars or other property at the time of determination equal to (i) the Commitment Percentage of such Lender, or (ii) if the Commitments are terminated, the percentage of the total principal amount of Loans (plus Letter of Credit Obligations) outstanding at such time obtained by dividing the principal amount of the Loans (plus Letter of Credit Obligations) then owing to such Lender by the total principal amount of all Loans (plus Letter of Credit Obligations) then owing to all Lenders.

         "PROPRIETARY RIGHTS" means all of the Borrowers' now owned and hereafter arising or acquired: Patents, Copyrights, Trademarks, including, without limitation, those Proprietary Rights set forth on SCHEDULE 6.1(cc) hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

         "PURCHASE MONEY INDEBTEDNESS" means (a) Indebtedness created to secure the payment of all or any part of the purchase price of any property, (b) any Indebtedness incurred at the time of the acquisition of any property for the purpose of financing all or any part of the purchase price thereof, and (c) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time of any such renewal, extension or refinancing.

         "PURCHASE MONEY LIEN" means any Lien securing Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the property the purchase price of which was financed through the incurrence of the Permitted Purchase Money Indebtedness or Permitted Aircraft Purchase Money Indebtedness secured by such Lien.

         "REAL ESTATE" means all of the Borrowers' now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of the Borrowers' now or hereafter owned or leased interests in the improvements and emblements thereon, the fixtures attached thereto and the easements appurtenant thereto, including, without limitation the real property described on SCHEDULE 6.1(x).

         "RECEIVABLES" means and includes, as to each Borrower, (a) any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, contract rights, chattel paper, general intangibles, or otherwise) including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper and the right to receive payment thereunder (including the right to receive payment under any Lease Agreement), tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form from any Person, (b) all guarantees, security and Liens for payment thereof, (c) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (d) all proceeds of any of the foregoing.

         "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System (or any successor).

         "REIMBURSEMENT AGREEMENT" means, with respect to a Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single document or several documents) as NationsBank may employ in the ordinary course of business for its own account, with such modifications thereto as may be agreed upon by NationsBank and the Borrowers, provided that such application and agreement and any modifications thereto are not inconsistent with the terms of this Agreement.

         "REIMBURSEMENT OBLIGATIONS" means the reimbursement or repayment obligations of the Borrowers to NationsBank with respect to Letters of Credit pursuant to SECTION 3.6 or pursuant to a Reimbursement Agreement with respect to amounts that have been drawn under Letters of Credit.

         "RELATED COMPANY" means any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as any Borrower; (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with any Borrower; or (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as any Borrower, any corporation described in CLAUSE (i) above or any partnership, trade or business described in CLAUSE
(ii) above.

         "RELEASE" means release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

         "REMEDIAL ACTION" means actions required to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment;
(ii) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

         "REPORTABLE EVENT" has the meaning set forth in Section 4043(b) of ERISA, but shall not include a Reportable Event as to which the provision for 30 days notice to the PBGC is waived under applicable regulations.

         "REQUIRED LENDERS" means, at any time, any combination of Lenders whose Commitment Percentages at such time aggregate in excess of 50%; provided, however, that if any Lender shall have failed to fund its Proportionate Share of any Loan in accordance with the terms of this Agreement, then, for so long as such failure continues, the term "Required Lenders" shall mean Lenders (excluding such Lender whose failure to fund its Proportionate Share of any Loan has not been cured) whose Commitment Percentages (computed after excluding the defaulting Lender's Commitment from the Total Commitment) at such time aggregate in excess of 50%; provided further, however, that if the Commitments have been terminated, the term "Required Lenders" shall mean Lenders (excluding each Lender whose failure to fund its Proportionate Share of any Loan has not been cured) holding Loans (plus

Letter of Credit Obligations) representing in excess of 50% of the aggregate principal amount of Loans and Letter of Credit Obligations (excluding the Loans and Letter of Credit Obligations owing to the defaulting Lender) outstanding at such time.

         "RESTRICTED DIVIDEND PAYMENT" means any dividend, distribution or payment on or with respect to (a) any shares of a Person's capital stock (other than dividends payable solely in shares of its capital stock) or (b) any partnership or other ownership interest in a Person, excluding, however, any such dividend, distribution or payment to any Borrower by any Subsidiary of such Borrower.

         "RESTRICTED PAYMENT" means (a) any redemption or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness for Money Borrowed, (b) any redemption, retirement or payment with respect to the Subordinated Indebtedness other than in accordance with any subordination agreement or provisions applicable thereto, (c) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to a shareholder, partner or equity holder of such Person or to any Affiliate of any such shareholder, partner or equity holder, and (d) the payment of any management, consulting or similar fee by any Person to any Affiliate of such Person; provided that the foregoing shall not prohibit any redemption or retirement of the Convertible Subordinated Notes in connection with the conversion of such Convertible Subordinated Notes to equity in accordance with the terms thereof and any mandatory redemption of the Equitable Subordinated Loan required by Section 4.1 or 4.5 of the Securities Purchase Agreement relating to the Equitable Subordinated Loan.

         "RESTRICTED PURCHASE" means any payment on account of the purchase, redemption or other acquisition or retirement by a Person of any (a) shares of such Person's capital stock (except shares acquired on the conversion thereof into other shares of capital stock of such Person), (b) partnership interest in such Person, if such Person is a partnership, or (c) membership interest in such Person, if such Person is a limited liability company.

         "REVOLVING CREDIT FACILITY" means the principal amount of $250,000,000 or such lesser or greater amount as shall be agreed upon from time to time in writing by the Agent, the Lenders and the Borrowers; provided, however, at the request of the Borrowers, but subject to the Agent's approval in its sole discretion and further subject to the Agent's ability to obtain additional commitments based on existing market conditions, including the payment by the Borrowers of reasonable fees, the "Revolving Credit Facility" may be increased to $300,000,000 as long as the average monthly outstanding principal balance under the Revolving Credit Facility has equaled or exceeded $150,000,000 for the immediately preceding three consecutive months and no Event of Default exists; provided further, however, that the Borrowers shall execute and deliver such promissory notes, agreements, certificates and legal opinions in connection with such increase as may be requested by the Agent.

         "REVOLVING CREDIT LOANS" means loans made to the Borrowers pursuant to
SECTION 2.1.

         "REVOLVING CREDIT NOTE" means each Revolving Credit Note made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Revolving Credit Loans made to them by such Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Effective Date or otherwise) substantially in the form of

EXHIBIT A hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

         "SCHEDULE OF EQUIPMENT" means a schedule delivered by the Borrowers to the Agent pursuant to the provisions of SECTION 8.12(c).

         "SCHEDULE OF INVENTORY" means a schedule delivered by the Borrowers to the Agent pursuant to the provisions of SECTION 8.12(b).

         "SCHEDULE OF RECEIVABLES" means a schedule delivered by the Borrowers to the Agent pursuant to the provisions of SECTION 8.12(a).

         "SECURED OBLIGATIONS" means, in each case whether now in existence or hereafter arising,

                  (a) the principal of, and interest and premium, if any, on, the Loans, and any fees payable in connection with the Loans,

                  (b) the Reimbursement Obligations and all other obligations of the Borrowers to the Agent or any Lender arising in connection with the issuance of Letters of Credit,

                  (c) all reimbursement and other obligations of any Borrower to NationsBank, the Agent and the Lenders arising in connection with the VRDN Documents, and

                  (d) all indebtedness, liabilities, obligations, covenants and duties of the Borrowers to the Agent or to the Lenders (or any Affiliate of any Lender) of every kind, nature and description arising under or in respect of this Agreement, the Notes or any of the other Loan Documents or the Banking Relationship, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, including without limitation, fees required to be paid pursuant to ARTICLE 4 and expenses required to be paid or reimbursed pursuant to SECTION 15.2.

         "SECURED PARTIES" means, collectively, the Agent, the Syndication Agent, the Lenders, and each Affiliate of each of the foregoing.

         "SEC" means the Securities and Exchange Commission or any successor commission.

         "SECURITY DOCUMENTS" means each of the following:

                  (a) the Mortgages,

                  (b) the Airframe and Engine Mortgage,

                  (c) the Mortgage Supplements,

                  (d) the Financing Statements,

                  (e) the Pledge Agreement,

                  (f) the Trust Guaranty,

                  (g) the Trademark Assignment, and

                  (h) each other writing executed and delivered by any Obligor securing any of the Secured Obligations.

         "SECURITY INTEREST" means the Liens of the Agent, for the benefit of the Secured Parties, on and in the Collateral effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof.

         "SETTLEMENT DATE" means each Business Day after the Effective Date selected by the Agent in its sole discretion subject to and in accordance with the provisions of SECTION 4.8(B) as of which a Settlement Report is delivered by the Agent and on which settlement is to be made among the Lenders in accordance with the provisions of SECTION 4.8.

         "SETTLEMENT REPORT" means each report, substantially in the form attached hereto as EXHIBIT E, prepared by the Agent and delivered to each Lender and setting forth, among other things, as of the Settlement Date indicated thereon and as of the next preceding Settlement Date, the aggregate principal balance of all Revolving Credit Loans outstanding, each Lender's Commitment Percentage thereof, each Lender's Net Outstandings and all Non-Ratable Loans made, and all payments of principal, interest and fees received by the Agent from the Borrowers during the period beginning on such next preceding Settlement Date and ending on such Settlement Date.

         "SUBORDINATED INDEBTEDNESS" means (a) the Indebtedness of the Borrowers evidenced by the Convertible Subordinated Notes, including all principal, interest and premium, if any, thereon, (b) the Equitable Subordinated Loan, including all principal, interest and premium, if any, thereon, and (c) any other Indebtedness for Money Borrowed of the Borrowers which is subordinated to the Secured Obligations on terms and conditions acceptable to the Agent and the Lenders in their sole discretion.

         "SUBSIDIARY"

                  (a) when used to determine the relationship of a Person to another Person, means a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person,

                           (i) if the holders of such stock, or other ownership
                  interests, (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or
                  (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or

                           (ii) in the case of such other ownership interests,
                  if such ownership interests constitute a majority voting interest, and

                  (b) when used with respect to a Plan, ERISA or a provision of the Internal Revenue Code pertaining to employee benefit plans, also means any corporation, trade or business (whether or not incorporated) which is under common control with any Borrower and is treated as a single employer with such Borrower under Section 414(b) or (c) of the Internal Revenue Code and the regulations thereunder.

         "SUBSIDIARY GUARANTOR" has the meaning specified in SECTION 9.12.

         "SUBSIDIARY GUARANTY" has the meaning specified in SECTION 9.12.

         "SUPPORTING LETTER OF CREDIT" has the meaning specified in SECTION 3.9.

         "TERMINATION DATE" means (a) December 14, 2003 or such later date as to which the same may be extended pursuant to the provisions of SECTION 2.5, (b) such earlier date as the Secured Obligations shall have been accelerated pursuant to the provisions of SECTION 12.2, (c) such earlier date as all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility shall have been terminated, (d) such earlier date that is 180 days prior to the stated maturity date of the next to mature of any of the Convertible Subordinated Notes, unless prior to the date that is 180 days prior to the stated maturity of the next to mature of any of Convertible Subordinated Notes, either (i) such Convertible Subordinated Notes have been converted to equity, or (ii) Kellstrom has secured a binding commitment letter satisfactory to the Required Lenders in their absolute discretion pursuant to which a Person satisfactory to the Required Lenders agrees to refinance the next to mature of any of the Convertible Subordinated Notes on or prior to their stated maturity date.

         "TERMINATION EVENT" means (a) a Reportable Event, or (b) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

         "TOTAL COMMITMENT" means the sum of the Commitments.

         "TRADEMARK ASSIGNMENT" means the Conditional Assignment and Trademark Security Agreement, dated on or about the Effective Date, by the Borrowers to the Agent for the benefit of the Secured Parties, as the same may be amended, modified or supplemented from time to time.

         "TRADEMARKS" means and includes in each case whether now existing or hereafter arising, all of the Borrowers' right, title and interest in and to (a) trademarks (including service marks), trade names and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the trademarks, (b) licenses of the foregoing, whether as licensee or licensor, (c) renewals thereof, (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past and future infringements thereof, (e) rights to sue for past, present and future infringements thereof, including the right to settle suits involving claims and demands for royalties owing, and (f) all rights corresponding to any of the foregoing throughout the world.

         "TRUST" means that certain trust formed pursuant to that certain Amended and Restated Trust Agreement 019, dated as of March 26, 1990, and any other trust formed for the purpose of holding title to Aircraft Inventory or Engine Inventory.

         "TRUST GUARANTY" has the meaning specified in SECTION 9.12.

         "TYPE" when used in respect of any Loan or Borrowing, shall refer to the rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.

         "UNFUNDED CAPITAL EXPENDITURES" means Capital Expenditures which are paid for by a Person other than with the proceeds of Indebtedness for Money Borrowed (other than the Loans) incurred to finance such Capital Expenditures and other than those represented by Capitalized Lease Obligations.

         "UNFUNDED VESTED ACCRUED BENEFITS" means with respect to any Plan at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan.

         "UNIFORM COMMERCIAL CODE" or "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Georgia.

         "VRDN ASSIGNMENT" means the Collateral Assignment of Agreements Affecting Real Estate, to be executed by Kellstrom in favor of NationsBank in connection with the VRDN Letter of Credit.

         "VRDN DOCUMENTS" means collectively the VRDN Assignment, the VRDN Guaranty, the VRDN Letter of Credit, the VRDN Mortgage, the VRDN Reimbursement Agreement, and each other instrument, agreement or document executed by the Borrowers or any Subsidiary of the Borrowers in connection with the VRDN Letter of Credit, whether on or after the Effective Date.

         "VRDN GUARANTY" means the Corporate Guaranty Agreement to be executed by Kellcad, Aero Support, ITC, Aerocar Aviation, and Aerocar Parts in favor of NationsBank in connection with the VRDN Letter of Credit.

         "VRDN LETTER OF CREDIT" means the Irrevocable Letter of Credit proposed to be issued by NationsBank, for the account of Kellstrom, in favor of Norwest Bank Minnesota, N.A., as Trustee, in the face amount of up to $6,750,000.

         "VRDN MORTGAGE" means the Mortgage, Assignment of Rents and Security Agreement to be executed by Kellstrom in favor of NationsBank in connection with the VRDN Letter of Credit.

         "VRDN REAL ESTATE" means Kellstrom's owned real property located at 14000 N.W. 4th Street, Sunrise, Florida.

         "VRDN REIMBURSEMENT AGREEMENT" means the Letter of Credit Reimbursement Agreement to be executed by Kellstrom and NationsBank in connection with the VRDN Letter of Credit.

         "WHOLLY-OWNED SUBSIDIARY", when used to determine the relationship of a Subsidiary to a Person, means a Subsidiary all of the issued and outstanding shares (other than directors' qualifying shares) of the capital stock of which shall at the time be owned by such Person or one or more of such Person's Wholly-Owned Subsidiaries or by such Person and one or more of such Person's Wholly-Owned Subsidiaries.

         SECTION 1.2. GENERAL. All terms of an accounting nature not specifically defined herein shall have the meaning ascribed thereto by GAAP. The terms accounts, chattel paper, contract rights, documents, equipment, instruments, general intangibles and inventory, as and when used in this Agreement or the Security Documents, shall have the meanings given those terms in the Uniform Commercial Code. Unless otherwise specified, a reference in this Agreement to a particular section or subsection is a reference to that section or subsection of this Agreement, and the words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision, section or subsection of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Words denoting individuals include corporations and vice versa. References to any legislation or statute or code, or to any provisions of any legislation or statute or code, shall include any modification or reenactment of, or any legislative, statutory or code provision substituted for, such legislation, statute or code or provision thereof. References to any document or agreement (including this Agreement) shall include references to such document or agreement as amended, novated, supplemented, modified or replaced from time to time, so long as and to the extent that such amendment, novation, supplement, modification or replacement is either not prohibited by the terms of this Agreement or is consented to by the Required Lenders and the Agent. References to any Person include its successor or permitted substitutes and assigns.

                                    ARTICLE 2

                            REVOLVING CREDIT FACILITY

         SECTION 2.1. REVOLVING CREDIT LOANS. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees, severally, but not jointly, to make Revolving Credit Loans to the Borrowers from time to time from the Effective Date to but not including the Termination Date, as requested or deemed requested by the Borrowers in accordance with the terms of SECTION 2.2, in amounts equal to such Lender's Commitment Percentage of each such Loan requested or deemed requested hereunder up to an aggregate amount at any one time outstanding equal to such Lender's Commitment Percentage of the Borrowing Base; provided, however, that the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to the Loans requested) shall not exceed the Borrowing Base. It is expressly understood and agreed that the Lenders may and at present intend to use the Borrowing Base as a maximum ceiling on Revolving Credit Loans to the Borrowers; PROVIDED, HOWEVER, that it is agreed that should the Revolving Credit Loans exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Revolving Credit Loan which is repaid pursuant to SECTION 2.3(c) may be reborrowed by the Borrowers, subject to the terms and conditions of this Agreement, in accordance with the terms of this
SECTION 2.1. The Agent's and each Lender's books and records reflecting the date and the amount of each Revolving Credit Loan and each repayment of principal thereof shall constitute PRIMA FACIE evidence of the accuracy of the information contained therein, subject to the provisions of SECTION 4.8.

         SECTION 2.2. MANNER OF BORROWING REVOLVING CREDIT LOANS. Borrowings under the Revolving Credit Facility shall be made as follows:

                  (a) REQUESTS FOR BORROWING.

                           (i) PRIME RATE REVOLVING CREDIT LOANS. A request for
                  the Borrowing of a Prime Rate Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner:

                                    (A) with respect to the initial Borrowing to
                           be made on the Effective Date, the Borrowers shall give the Agent an Initial Notice of Borrowing at least two Business Days prior to the proposed date of the Borrowing, and, as to subsequent Prime Rate Revolving Credit Loans, the Borrowers shall give the Agent a Notice of Borrowing before 11:00 a.m. (Atlanta time) on the proposed Borrowing date, all of which notices shall be irrevocable,

                                    (B) whenever a check or other item is
                           presented to a Disbursing Bank for payment against a Disbursement Account in an amount greater than the then available balance in such account, such Disbursing Bank shall, and is hereby irrevocably authorized by the Borrowers to, give the Agent notice thereof, which notice shall be deemed to be an irrevocable request for a Prime Rate Revolving Credit Loan on the date of such notice in an amount equal to the excess of such check or other item over such available balance,

                                    (C) unless payment is otherwise made by the
                           Borrowers, the becoming due of any amount required to be paid under this Agreement or any of the Notes as interest shall be deemed to be an irrevocable request for a Prime Rate Revolving Credit Loan on the due date in the amount required to pay such interest,

                                    (D) unless payment is otherwise made by the
                           Borrowers, the becoming due of any other Secured Obligation shall be deemed to be an irrevocable request for a Prime Rate Revolving Credit Loan on the due date in the amount then so due, and such request shall be irrevocable, and

                                    (E) the receipt by the Agent of notification
                           from NationsBank to the effect that a drawing has been made under a Letter of Credit and that the Borrowers have failed to reimburse NationsBank therefor in accordance with the terms of the Letter of Credit, the Reimbursement Agreement and ARTICLE 3, shall be deemed to be an irrevocable request for a Prime Rate Revolving Credit Loan on the date such notification is received in the amount of such drawing which is so unreimbursed.

                           (ii) EURODOLLAR RATE REVOLVING CREDIT LOANS. The
                  Borrowers may request a Eurodollar Rate Loan under the Revolving Credit Facility by giving the Agent a Notice of Borrowing (which notice shall be irrevocable) not later than 11:00 a.m. (Atlanta time) on the date three Business Days before the day on which the requested Eurodollar Rate Revolving Credit Loan is to be made; provided the Borrowers shall not be permitted to request, and the Lenders shall not be required to make, Eurodollar Rate Revolving Credit Loans at any time during the existence of an Event of Default.

                           (iii) NOTIFICATION OF LENDERS. In the case of each
                  Eurodollar Rate Revolving Credit Loan and, unless the Agent has elected periodic settlements pursuant to SECTION 4.8, in the case of each Prime Rate Revolving Credit Loan, the Agent shall promptly notify the Lenders of any Notice of Borrowing given or deemed given pursuant to this SECTION 2.2(a) by 12:00 noon (Atlanta time) on the proposed Borrowing date (in the case of Prime Rate Revolving Credit Loans) or by 3:00 p.m. (Atlanta time) three Business Days before the proposed Borrowing date (in the case of Eurodollar Rate Revolving Credit Loans). Not later than 1:30 p.m. on the proposed Borrowing date, each Lender will make available to the Agent, for the account of the Borrowers, at the Agent's Office in funds immediately available to the Agent, an amount equal to such Lender's Commitment Percentage of such Prime Rate Revolving Credit Loan or Eurodollar Rate Revolving Credit Loan, as the case may be.

                  (b) DISBURSEMENT OF LOANS. Each Borrower hereby irrevocably authorizes the Agent to disburse the proceeds of each Borrowing requested, or deemed to be requested, pursuant to this SECTION 2.2 as follows:

                           (i) the proceeds of each Borrowing requested under
                  SECTION 2.2(a)(i)(a) (other than the Borrowing of the Initial Loans), 2.2(a)(i)(b) or 2.2(a)(ii) shall be disbursed by the Agent in Dollars in immediately available funds by wire transfer to a Disbursement Account or, in the absence of a Disbursement Account, by wire transfer to such other account as may be agreed upon by the Borrowers and the Agent from time to time, and the proceeds of the Initial Loans under SECTION 2.2(a)(i)(a) shall be disbursed in accordance with the Initial Notice of Borrowing;

                           (ii) the proceeds of each Borrowing deemed requested
                  under SECTION 2.2(a)(i)(c) or (d) shall be disbursed by the Agent by way of direct payment of the relevant interest or Secured Obligation; and

                           (iii) the proceeds of each Borrowing deemed requested
                  under SECTION 2.2(a)(i)(e) shall be disbursed by the Agent directly to NationsBank on behalf of the Borrower.

         SECTION 2.. REPAYMENT OF REVOLVING CREDIT LOANS. The Revolving Credit Loans will be repaid as follows:

                  (a) Whether or not any Default or Event of Default has occurred, the outstanding principal amount of all the Revolving Credit Loans is due and payable, and shall be repaid by the Borrowers in full, not later than the Termination Date;

                  (b) If at any time the aggregate outstanding unpaid principal amount of the Revolving Credit Loans exceeds the Borrowing Base in effect at such time, the Borrowers shall repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess, together with accrued and unpaid interest on the amount so repaid to the date of repayment;

                  (c) Each Borrower hereby instructs the Agent to repay the Revolving Credit Loans outstanding on any day in an amount equal to the amount, if any, received by the Agent on such day pursuant to SECTION 8.1(b); PROVIDED that payments received in excess of outstanding

         Revolving Credit Loans or payments received on account of Eurodollar Rate Loans which would otherwise result in prepayment of such Loans prior to the end of the Interest Period applicable thereto may, upon the instruction of the Borrowers to the Agent not later than 1:00 p.m. (Atlanta time) on any Business Day, be applied to the Cash Collateral Account; and

                  (d) Each Eurodollar Rate Loan is due and payable on the last day of the Interest Period applicable thereto, except to the extent converted or continued in accordance with SECTIONS 4.12 and 4.13.

Repayments pursuant to SECTION 2.3(b) or (c) shall be applied first to the Prime Rate Revolving Credit Loans and then, subject to the provisions of SECTION 2.3(c), to Eurodollar Rate Revolving Credit Loans.

                  SECTION 2.4. REVOLVING CREDIT NOTES. Each Lender's Revolving Credit Loans and the joint and several obligation of the Borrowers to repay such Revolving Credit Loans shall also be evidenced by a Revolving Credit Note payable to the order of such Lender. Each Revolving Credit Note shall be dated the Effective Date (or the later "effective date" under any Assignment and Acceptance) and be duly and validly executed and delivered by the Borrowers.

                  SECTION 2.5. EXTENSION OF REVOLVING CREDIT FACILITY. Upon the request of the Borrowers, the Lenders may, in their sole discretion, effective as of any anniversary of the Effective Date, agree to extend the Revolving Credit Facility for a period of time beyond the then effective Termination Date. Each such extension shall be effected by the Borrowers' and Lenders' execution and delivery of a written agreement evidencing such extension.

                                    ARTICLE 3

                            LETTER OF CREDIT FACILITY

                  SECTION 3.1. AGREEMENT TO ISSUE.

                  (a) Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, NationsBank agrees to issue for the account of the Borrowers one or more Letters of Credit in accordance with this ARTICLE 3, from time to time during the period commencing on the Effective Date and ending on the Termination Date.

                  (b) Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, the VRDN Documents, NationsBank agrees to issue the VRDN Letter of Credit; provided that, NationsBank shall have no obligation to issue the VRDN Letter of Credit unless (i) the underlying bond to be secured by the VRDN Letter of Credit is issued on terms acceptable to the Agent contemporaneous with the issuance of the VRDN Letter of Credit on or before March 5, 1999, (ii) all of the VRDN Documents are satisfactory to NationsBank in its sole discretion, (iii) all conditions precedent to the issuance of the VRDN Letter of Credit, whether set forth in this Agreement or in the VRDN Documents, shall have been satisfied or waived, and (iv) all other matters with respect to the VRDN Documents and the VRDN Real Estate are satisfactory to NationsBank in its sole discretion, including without limitation all matters relating to Environmental Laws.

         SECTION 3.2. AMOUNTS. NationsBank shall not have any obligation to issue any Letter of Credit at any time:

                  (a) if, after giving effect to the issuance of the requested Letter of Credit, (i) the aggregate Letter of Credit Obligations of the Borrowers would exceed the Letter of Credit Facility then in effect or
         (ii) the aggregate principal amount of the Revolving Credit Loans outstanding would exceed the Borrowing Base (after reduction for the Letter of Credit Reserve in respect of such Letter of Credit); or

                  (b) which has a term longer than one calendar year or an expiration date after the last Business Day that is more than 15 days prior to the Termination Date.

         SECTION 3.3. CONDITIONS. The obligation of NationsBank to issue the VRDN Letter of Credit and any Letter of Credit is subject to the satisfaction of the conditions precedent contained in ARTICLE 5. In addition, the obligation of NationsBank to issue any Letter of Credit is subject to the satisfaction of the following additional conditions precedent in a manner satisfactory to the Agent and NationsBank:

                  (a) the Borrowers shall have delivered to NationsBank and the Agent at such times and in such manner as NationsBank or the Agent may prescribe an application in form and substance satisfactory to NationsBank and the Agent for the issuance of the Letter of Credit, a Reimbursement Agreement and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to NationsBank and the Agent; and

                  (b) as of the date of issuance, no order of any court, arbitrator or governmental authority having jurisdiction or authority over NationsBank shall purport by its terms to enjoin or restrain banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to banks generally and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over banks generally shall prohibit, or request that NationsBank refrain from, the issuance of letters of credit generally or the issuance of such Letter of Credit.

         SECTION 3.4. ISSUANCE OF LETTERS OF CREDIT.

                  (a) REQUEST FOR ISSUANCE. The Borrowers shall give NationsBank and the Agent written notice of the Borrowers' request for the issuance of a Letter of Credit no later than six Business Days prior to the proposed date of issuance of the Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business
         Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in multiple draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day earlier than the Business Day 15 days prior to the Termination Date), the purpose for which such Letter of Credit is to be issued and the beneficiary of the requested Letter of Credit. The Borrowers shall attach to such notice the form of the Letter of Credit that the Borrowers request to be issued.

                  (b) RESPONSIBILITIES OF THE AGENT; ISSUANCE. The Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the Borrowers pursuant to SECTION 3.4(a), the amount of the unused Letter of Credit Facility and the Borrowing Base. If (i) the form of the Letter of Credit delivered by the Borrowers to the Agent is acceptable to NationsBank and the Agent in their sole discretion, (ii) the Agent has not received notice of a Default or an Event of Default from the Required Lenders specifically stating that the Required Lenders do not intend to fund their ratable portion of the Loans, (iii) the undrawn face amount of the requested Letter of Credit is less than or equal to the lesser of (A) the unused Letter of Credit Facility and
         (B) the unused Borrowing Base, and (iv) the Agent has received a certificate from the Borrowers stating that the applicable conditions set forth in ARTICLE 5 have been satisfied, then NationsBank will cause the Letter of Credit to be issued.

                  (c) NOTICE OF ISSUANCE. Promptly after the issuance of any Letter of Credit, NationsBank shall give the Agent written or facsimile notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of such Letter of Credit, and the Agent shall give each Lender written or facsimile notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of such Letter of Credit.

                  (d) NO EXTENSION OR AMENDMENT. No Letter of Credit shall be extended or amended unless the requirements of this SECTION 3.4 are met as though a new Letter of Credit were being requested and issued.

         SECTION 3.5. DUTIES OF NATIONSBANK. Any action taken or omitted to be taken by NationsBank under or in connection with any Letter of Credit or the VRDN Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not result in any liability of NationsBank to any Lender or relieve any Lender of its obligations hereunder to NationsBank. In determining whether to pay under any Letter of Credit or the VRDN Letter of Credit, NationsBank shall have no obligation to any Lender other than to confirm that any documents required to be delivered under such Letter of Credit or the VRDN Letter of Credit in connection with such drawing have been presented and appear on their face to comply with the requirements of such Letter of Credit or the VRDN Letter of Credit.

                  SECTION 3.6.  PAYMENT OF REIMBURSEMENT OBLIGATIONS.

                  (a) PAYMENT TO ISSUER. Notwithstanding any provisions to the contrary in any Reimbursement Agreement, the Borrowers jointly and severally agree to reimburse NationsBank for any drawings (whether partial or full) under each Letter of Credit issued by NationsBank and agree to pay to NationsBank the amount of all other Reimbursement Obligations and other amounts payable to NationsBank under or in connection with such Letter of Credit immediately when due, irrespective of any claim, set-off, defense or other right which any Borrower may have at any time against NationsBank or any other Person. Notwithstanding any provisions to the contrary in the VRDN Reimbursement Agreement, Kellstrom agrees to reimburse NationsBank for any drawings (whether partial or full) under the VRDN Letter of Credit and agrees to pay to NationsBank the amount of all reimbursement obligations and other amounts payable to NationsBank under or in connection with the VRDN Letter of Credit immediately when due, irrespective of any claim, set-off, defense or other right which Kellstrom may have at any time against NationsBank or any other Person; provided the foregoing shall not constitute a waiver of any rights of the Borrowers for purposes other than this Agreement.

                  (b) RECOVERY OR AVOIDANCE OF PAYMENTS. In the event any payment by or on behalf of any Borrower with respect to any Letter of Credit (or any Reimbursement Obligation relating thereto) or the VRDN Letter of Credit (or any reimbursement or other obligation relating thereto) received by NationsBank, or by the Agent and distributed by the Agent to the Lenders on account of their respective participations therein, is thereafter set aside, avoided or recovered from NationsBank or the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent, for the account of the Agent or NationsBank, their respective Commitment Percentages of such amount set aside, avoided or recovered together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

                  SECTION 3.7. PARTICIPATIONS.

                  (a) PURCHASE OF PARTICIPATIONS. Immediately upon issuance by NationsBank of the VRDN Letter of Credit or any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty an undivided interest and participation (i) in such VRDN Letter of Credit or such Letter of Credit, equal to such Lender's Commitment Percentage of the face amount thereof (including, without limitation, all obligations of the Borrowers with respect thereto, other than amounts owing to NationsBank under SECTION 4.2(d), and any security therefor or guaranty pertaining thereto), and (ii) in the case of the VRDN Letter of Credit, in each of the VRDN Documents delivered to NationsBank in connection with the issuance thereof.

                  (b) SHARING OF LETTER OF CREDIT PAYMENTS. In the event that NationsBank makes a payment under the VRDN Letter of Credit or any Letter of Credit and NationsBank shall not have been repaid such amount pursuant to SECTION 3.6, then NationsBank shall be deemed to have made a Non-Ratable Loan in the amount of such payment, and notwithstanding the occurrence or continuance of a Default or Event of Default at the time of such payment, such Non-Ratable Loan shall be subject to the provisions of SECTION 4.8 and the absolute obligations of the Lenders to pay for their respective participation interests therein.

                  (c) SHARING OF REIMBURSEMENT OBLIGATION PAYMENTS. Whenever NationsBank receives a payment from or on behalf of the Borrowers on account of a Reimbursement Obligation (or any reimbursement or other obligation with respect to the VRDN Letter of Credit) as to which the Agent has previously received for the account of NationsBank payment from a Lender pursuant to this SECTION 3.7, NationsBank shall promptly pay to the Agent, for the benefit of such Lender, such Lender's Commitment Percentage of the amount of such payment from the Borrowers in Dollars. Each such payment shall be made by NationsBank on the Business Day on which NationsBank receives immediately available funds pursuant to the immediately preceding sentence, if received prior to 11:00 a.m. (Atlanta time) on such Business Day and otherwise on the next succeeding Business Day.

                  (d) DOCUMENTATION. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any VRDN Document, Letter of Credit, Reimbursement Agreement or application for any Letter of Credit and such other documentation as may reasonably be requested by such Lender.

                  (e) OBLIGATIONS IRREVOCABLE. The obligations of each Lender to make payments to the Agent with respect to the VRDN Letter of Credit and any Letter of Credit and their participations therein pursuant to the provisions of SECTION 4.8 hereof or otherwise and the obligations of the Borrowers to make payments to NationsBank or to the Agent, for the account of Lenders, shall be irrevocable, shall not be subject to any qualification or exception whatsoever (except with respect to the Agent's gross negligence or willful misconduct) and shall be made in accordance with the terms and conditions of this Agreement (assuming, in the case of the obligations of the Lenders to make such payments, that the Letter of Credit has been issued in accordance with SECTION 3.4), including, without limitation, any of the following circumstances:

                           (i) Any lack of validity or enforceability of this
                  Agreement or any of the other Loan Documents;

                           (ii) The existence of any claim, set-off, defense or
                  other right which any Borrower may have at any time against a beneficiary named in the VRDN Letter of Credit or a Letter of Credit or any transferee of the VRDN Letter of Credit or any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, NationsBank or any other Person, whether in connection with this Agreement, the VRDN Letter of Credit or any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other Person and the beneficiary named in the VRDN Letter of Credit or any Letter of Credit);

                           (iii) Any draft, certificate or any other document
                  presented under the VRDN Letter of Credit or any Letter of Credit upon which payment has been made in good faith and according to its terms proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) The surrender or impairment of any Collateral or
                  any other security for the Secured Obligations or the performance or observance of any of the terms of any of the Loan Documents;

                           (v) The occurrence of any Default or Event of
                  Default; or

                           (vi) The Agent's failure to deliver to any Lender the
                  notice provided for in SECTION 3.4(c).

         SECTION 3.8. INDEMNIFICATION, EXONERATION.

                  (a) INDEMNIFICATION. In addition to amounts payable as elsewhere provided in this ARTICLE 3, the Borrowers jointly and severally agree to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent may incur or be subject to as a consequence, directly or indirectly, of

                           (i) the issuance of the VRDN Letter of Credit or any
                  Letter of Credit, other than as a result of its gross negligence or willful misconduct, as determined by a court of competent jurisdiction, or

                           (ii) the failure of NationsBank to honor a drawing
                  under the VRDN Letter of Credit or any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future DE JURE or DE FACTO governmental authority (all such acts or omissions being hereinafter referred to collectively as "Government Acts").

                  (b) ASSUMPTION OF RISK BY THE BORROWERS. As among the Borrowers, the Lenders and the Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of the VRDN Letter of Credit or any of the Letters of Credit by, the respective beneficiaries thereof. In furtherance and not in limitation of the foregoing, subject to the provisions of the applications for the issuance of the VRDN Letter of Credit and Letters of Credit, the Lenders and the Agent shall not be responsible for:

                           (i) the form, validity, sufficiency, accuracy,
                  genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to the VRDN Letter of Credit or any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                           (ii) the validity or sufficiency of any instrument
                  transferring or assigning or purporting to transfer or assign the VRDN Letter of Credit or any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

                           (iii) the failure of the beneficiary of the VRDN
                  Letter of Credit or any Letter of Credit to comply duly with conditions required in order to draw upon the VRDN Letter of Credit or such Letter of Credit (provided that the Borrowers reserve all of their rights and remedies against NationsBank as issuer of the VRDN Letter of Credit and the other Letters of Credit for improper payment made by NationsBank);

                           (iv) errors, omissions, interruptions or delays in
                  transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;

                           (v) errors in interpretation of technical terms;

                           (vi) any loss or delay in the transmission or
                  otherwise of any document required in order to make a drawing under the VRDN Letter of Credit or any Letter of Credit or of the proceeds thereof;

                           (vii) the misapplication by the beneficiary of the
                  VRDN Letter of Credit or any Letter of Credit of the proceeds of any drawing under the VRDN Letter of Credit or such Letter of Credit; or

                           (viii) any consequences arising from causes beyond
                  the reasonable control of the Lenders or the Agent, including, without limitation, any Government Acts.

         None of the foregoing shall affect, impair or prevent the vesting of any of the Agent's rights or powers under this SECTION 3.8.

                  (c) EXONERATION. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Agent, NationsBank or any Lender under or in connection with the VRDN Letter of Credit or any of the Letters of Credit or any related certificates, if taken or omitted in good faith, shall not result in any liability of any Lender or the Agent to the Borrowers or relieve the Borrowers of any of their obligations hereunder to any such Person.

         SECTION 3.9. SUPPORTING LETTER OF CREDIT; CASH COLLATERAL. If, notwithstanding the provisions of SECTION 3.2(b), the VRDN Letter of Credit or any Letter of Credit is outstanding on the Termination Date, then on or prior to such Termination Date, or in any case upon the occurrence of an Event of Default, the Borrowers shall, promptly on demand by the Agent, deposit with the Agent, for the ratable benefit of the Lenders, with respect to the VRDN Letter of Credit and each Letter of Credit then outstanding, as the Agent shall specify, either (a) a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer reasonably satisfactory to the Agent in an amount equal to the greatest amount for which each such letter of credit may be drawn, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent and the Lenders under each such letter of credit or under any reimbursement or guaranty agreement with respect thereto, or
(b) Cash Collateral in an amount necessary to reimburse the Agent and the Lenders for payments made by the Agent and the Lenders under each such letter of credit or under any reimbursement or guaranty agreement with respect thereto. Such Supporting Letter of Credit or Cash Collateral shall be held by the Agent for the benefit of the Lenders, as security for, and to provide for the payment of, the Reimbursement Obligations and all reimbursement and other obligations with respect to the VRDN Letter of Credit. In addition, the Agent may at any time after the Termination Date apply any or all of such Cash Collateral to the payment of any or all of the Secured Obligations then due and payable. At the Borrowers' request, but subject to the Agent's reasonable approval, the Agent shall invest any Cash Collateral consisting of cash or any proceeds of Cash Collateral consisting of cash in Cash Equivalents, and any commissions, expenses and penalties incurred by the Agent in connection with any investment and redemption of such Cash Collateral shall be Secured Obligations hereunder secured by the Collateral, shall bear interest at the rates provided herein for the Loans and shall be charged to the Borrowers' Loan Accounts, or, at the Agent's option, shall be paid out of the proceeds of any earnings received by the Agent from the investment of such Cash Collateral as provided herein or out of such cash itself. The Agent makes no representation or warranty as to, and shall not be responsible for, the rate of return, if any, earned on any Cash Collateral. Any earnings on Cash Collateral shall be held as additional Cash Collateral on the terms set forth in this SECTION 3.9.

                                    ARTICLE 4

                             GENERAL LOAN PROVISIONS

         SECTION 4.1. INTEREST.

                  (a) PRIME RATE LOANS. Subject to the provisions of SECTION 4.1(d), the Borrowers will pay interest on the unpaid principal amount of each Prime Rate Loan, for each day from the day such Loan is made until such Loan is paid (whether at maturity, by reason of acceleration, or otherwise) or is converted to a Loan of a different Type, at a rate per annum equal to the sum of (i) the Applicable Margin and (ii) the Prime Rate, payable monthly in arrears as it accrues on each Interest Payment Date. As of the close of business on the last day of the calendar month preceding the Effective Date the Prime Rate was 7.75%, and consequently the initial rate of interest for all Loans made on the Effective Date shall be 7.75%, subject to adjustment after the Effective Date as set forth herein.

                  (b) EURODOLLAR RATE LOANS. Subject to the provisions of
         SECTION 4.1(d), the Borrowers will pay interest on the unpaid principal amount of each Eurodollar Rate Loan for the applicable Interest Period at a rate per annum equal to the sum of (i) the Applicable Margin and
         (ii) the Eurodollar Rate, payable in arrears as it accrues on each Interest Payment Date, and when such Eurodollar Rate Loan is due (whether at maturity, by reason of acceleration or otherwise).

                  (c) OTHER SECURED OBLIGATIONS. The Borrowers will, to the extent permitted by Applicable Law, pay interest on the unpaid principal amount of any Secured Obligation that is due and payable, other than the Loans, in accordance with SECTIONS 4.1(a) or (d), as applicable, as if such Secured Obligation were a Prime Rate Revolving Credit Loan.

                  (d) DEFAULT RATE. If there shall occur and be continuing an Event of Default, at the election of the Required Lenders, the unpaid principal amount of the Loans and other Secured Obligations shall no longer bear interest in accordance with the terms of SECTION 4.1(a),
         (b) or (c), but shall bear interest for each day from the date of such Event of Default until such Event of Default shall have been cured or waived at a rate per annum equal to the sum of (i) the Default Margin and (ii) the rate otherwise applicable to such Loan or other Secured Obligation, payable on demand. The interest rate provided for in the preceding sentence shall, to the extent permitted by Applicable Law, apply to and accrue on the amount of any judgment entered with respect to any Secured Obligation and shall continue to accrue at such rate during any proceeding described in SECTION 12.1(g) or (h).

                  (e) CALCULATION OF INTEREST. The interest rates provided for in SECTIONS 4.1(a), (b), (c) and (d) shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

                  (f) MAXIMUM RATE. It is not intended by the Lenders, and nothing contained in this Agreement or the Notes shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by Applicable Law (the "Maximum Rate"). If, in any month, the Effective Interest Rate, absent such limitation, would have exceeded the Maximum Rate, then the Effective Interest Rate for that month shall be the Maximum Rate, and, if in future months, the Effective Interest Rate would otherwise be less than the Maximum Rate, then the Effective Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event, upon payment in full of the Secured Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued if the Effective Interest Rate had at all times been in effect, then the Borrowers shall, to the extent permitted by Applicable Law, pay to the Agent for the account of the Lenders an amount equal to the excess, if any, of (i) the lesser of (A) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued had the Effective Interest Rate, at all times, been in effect and (ii) the amount of interest actually paid or accrued under this Agreement. In the event the Lenders receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of the principal balance of the Secured Obligations, and if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Borrowers.

         SECTION 4.2. CERTAIN FEES.

                  (a) CLOSING FEES. As additional consideration for the extensions of credit provided for hereunder, in addition to any interest due under this Agreement, on the Effective Date, the Borrowers shall pay to the Agent (for its own account except as otherwise agreed in writing between the Agent and the Lenders) a closing fee as set forth in that certain letter agreement, dated as of October 26, 1998, between the Borrowers and the Agent (the "Fee Letter"). The closing fee provided for in the Fee Letter shall compensate the Agent for the internal costs associated with the origination, structuring, processing, approving and closing of the transactions contemplated by this Agreement, but not including any out-of-pocket expenses for which the Borrowers have agreed to reimburse the Agent and the other Lenders, including, without limitation, the Agent's reasonable out-of-pocket expenses incurred in connection with its due diligence examination of the Borrowers and the closing of the transactions contemplated by this Agreement. Such closing fee shall be fully earned on the Effective Date and shall not be subject to refund or rebate.

                  (b) AGENT FEE. For administration and other services performed by the Agent in connection with its continuing administration of this Agreement, the Borrowers shall pay to the Agent, for its own account, and not for the account of the Lenders, an annual fee as set forth in the Fee Letter, payable on the Effective Date and each anniversary thereof so long as any Loan or Letter of Credit that is not collateralized by cash or by a Supporting Letter of Credit acceptable to the Agent remains outstanding or the Revolving Credit Facility shall not have been terminated. The fee payable pursuant to the Fee Letter and this SECTION 4.2(b) shall be fully earned by the Agent on the date payment thereof is due and shall not be subject to refund or rebate. Payment of such fee shall not limit the Borrowers' obligations to reimburse the Agent for its out-of-pocket expenses as set forth in
         SECTION 15.2.

                  (c) UNUSED LINE FEE. In connection with and as consideration for the holding available for the use of the Borrowers hereunder the full amount of the Revolving Credit Facility, the Borrowers will pay a fee to the Agent, for the ratable benefit of the Lenders, for each day from the Effective Date until the Termination Date, in an amount equal to 1/2% per annum of the unused portion of the Revolving Credit Facility for such day, if the average outstandings for Revolving Credit Loans for such month are less than $125,000,000, and in an amount equal to 3/8% per annum of the unused portion of the Revolving Credit Facility for such day, if the average outstandings for Revolving Credit Loans for such month are greater than or equal to $125,000,000. Such fee shall be payable monthly in arrears on each Interest Payment Date and shall be fully earned when due and payable and shall not be subject to refund or rebate. Such fee is not, and shall not be deemed to be, interest or a charge for the use of money. Such fee shall be calculated based on a year of 360 days and the actual number of days elapsed.

                  (d) LETTER OF CREDIT FEES.

                           (i) The Borrowers agree to pay to the Agent, for the
                  ratable benefit of the Lenders, Letter of Credit fees equal to
                  (a) 1.25% per annum, based on the average daily aggregate Letter of Credit Amount of all documentary Letters of Credit from time to time outstanding during the term of this Agreement, and (b) the Eurodollar Rate Margin then applicable to Revolving Credit Loans (as set forth in the definition of "Applicable Margin"), based on the average daily aggregate Letter of Credit Amount of all standby Letters of Credit from time to time outstanding during the term of this Agreement. Such fees shall be payable to the Agent for the ratable benefit of the Lenders in accordance with their respective Commitment Percentages monthly in arrears and shall be calculated based on a year of 360 days and the actual number of days elapsed.

                           (ii) The Borrowers agree to pay to the Agent, for the
                  account of the Agent, and not for the account of the Lenders,
                  (a) a facing fee of .25% of the face amount of each Letter of Credit issued by the Agent, such fee being due and payable upon issuance of each Letter of Credit, and (b) the standard fees and charges of the Agent for issuing, administering, amending, renewing, paying and canceling Letters of Credit, as and when assessed.

                           (iii) In connection with the VRDN Letter of Credit,
                  the parties hereto agree that (a) an annual fee of 1% per annum of the stated amount of the VRDN Letter of Credit shall be shared by the Lenders on a ratable basis, and (b) all other fees and charges payable under the VRDN Reimbursement Agreement, including, without limitation, all administration fees payable by Kellstrom, shall be for the account of NationsBank and not for the account of the other Lenders.

                  (e) COLLECTION FEE. During the period from and including the Effective Date to and including the Termination Date, the Borrowers will pay to the Agent for its own account, and not for the account of the Lenders, on the first day of each month, an amount of interest computed at the Effective Interest Rate applicable to Prime Rate Revolving Credit Loans on each remittance (other than a remittance received via wire transfer, automated clearinghouse transfer or otherwise in immediately available funds) received by the Agent against Receivables during the preceding month, from the close of business on the date of receipt of each such remittance until the close of business on the first Business Day following the receipt of the remittance, as compensation for delays in the collection and clearance of checks and other remittances.

                  (f) GENERAL. All fees shall be fully earned by the identified recipient thereof when due and payable and, except as otherwise set forth herein or required by Applicable Law, shall not be subject to refund or rebate. All fees provided for in this SECTION 4.2 are for compensation for services and are not, and shall not be deemed to be, interest or a charge for the use of money.

         SECTION 4.3. MANNER OF PAYMENT.

                  (a) Except as otherwise expressly provided in SECTION 8.1(b), each payment (including prepayments) by the Borrowers on account of the principal of or interest on the Loans or of any other amounts payable to the Lenders under this Agreement or any Note shall be made not later than 12:00 noon (Atlanta time) on the date specified for payment under this Agreement to the Agent, for the account of the Lenders, at the Agent's Office, in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 1:00 p.m. (Atlanta time) on such day shall be deemed a payment on such date for the purposes of
         SECTION 12.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day.

                  (b) The Borrowers hereby irrevocably authorize each Lender and each Affiliate of such Lender and each participant herein to charge any account of the Borrowers maintained with such Lender or such Affiliate or participant with such amounts as may be necessary from time to time to pay any Secured Obligations (whether or not owed to such Lender, Affiliate or participant) which are not paid when due, subject to any applicable cure period.

                  (c) Each Lender hereby severally (but not jointly) represents that, under applicable law and treaties in effect on the date of this Agreement, no United States federal taxes will be required to be withheld by the Agent or the Borrowers with respect to any payments to be made to such Lender in respect of this Agreement. Each Lender that itself is not incorporated under the laws of the United States or a state thereof agrees severally (but not jointly) that, prior to the Effective Date and the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form delivered by it to the Borrowers and the Agent, it will deliver to the Borrowers and the Agent two duly completed copies of either United States Internal Revenue Service Form W8, 1001 or 4224, or successor applicable form, certifying in each case that such Lender is entitled to receive all payments under this Agreement and the Notes payable to it without deduction or withholding of any United States federal income taxes

         SECTION 4.4. GENERAL. If any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing interest, if any, in accordance with such payment.

         SECTION 4.5. LOAN ACCOUNTS; STATEMENTS OF ACCOUNT.

                  (a) Each Lender shall open and maintain on its books a loan account in the Borrowers' name (each, a "Loan Account" and collectively, the "Loan Accounts"). Each such Loan Account shall show as debits thereto each Loan made under this Agreement by such Lender to the Borrowers and as credits thereto all payments received by such Lender and applied to principal of such Loan, so that the balance of the loan account at all times reflects the principal amount due such Lender from the Borrowers.

                  (b) The Agent shall maintain on its books a control account for the Borrowers in which shall be recorded (i) the amount of each disbursement made hereunder, (ii) the amount of any principal or interest due or to become due from the Borrowers hereunder, and (iii) the amount of any sum received by the Agent hereunder from the Borrowers and each Lender's ratable share therein.

                  (c) The entries made in the accounts pursuant to SUBSECTIONS
         (a) and (b) shall be PRIMA FACIE evidence, in the absence of manifest error, of the existence and amounts of the obligations of the Borrowers therein recorded and in case of discrepancy between such accounts, in the absence of manifest error, the accounts maintained pursuant to SUBSECTION (b) shall be controlling.

                  (d) The Agent will account separately to Kellstrom monthly with a statement of Loans, charges and payments made to and by the Borrowers pursuant to this Agreement, and such accounts rendered by the Agent shall be deemed final, binding and conclusive, save for manifest error, unless the Agent is notified by the Borrowers in writing to the contrary within 30 days of the date the account to Kellstrom was so rendered. Such notice by the Borrowers shall be deemed an objection to only those items specifically objected to therein. Failure of the Agent to render such account shall in no way affect the rights of the Agent or of the Lenders hereunder.

         SECTION 4.6. TERMINATION OF AGREEMENT. The Borrowers shall have the right, at any time, to terminate this Agreement upon not less than 60 days prior written notice to the Agent of their intention to terminate this Agreement, which notice shall specify the effective date of such termination. Upon receipt of such notice, the Agent shall promptly notify each Lender thereof. On the date specified in such notice, such termination shall be effected, PROVIDED, that the Borrowers shall, on or prior to such date, pay to the Agent, for the account of the Lenders, in same day funds, an amount equal to all Secured Obligations then outstanding, including, without limitation, all (i) accrued interest thereon,
(ii) all accrued fees provided for hereunder, (iii) any amounts payable to the Lenders pursuant to this ARTICLE 4 or SECTIONS 15.2, 15.3, 15.14 and 15.23, and
(iv) all amounts due and payable under the Fee Letter. In addition thereto, the Borrowers shall deliver to the Agent (y) an indemnity or Cash Collateral in form and substance acceptable to the Agent with respect to any checks or other instruments received by the Agent and credited to the Borrowers in calculating the payoff amount, and (z) in respect of the VRDN Letter of Credit and each outstanding Letter of Credit, either the Supporting Letter of Credit or the Cash Collateral as provided in SECTION 3.9. Following a notice of termination as provided for in this SECTION 4.6 and upon payment in full of the amounts specified in this SECTION 4.6, this Agreement shall be terminated and the Agent, the Lenders and the Borrowers shall have no further obligations to any other party hereto except for the indemnification obligations pursuant to SECTIONS
14.7 and 15.14 hereof.

         SECTION 4.7. MAKING OF LOANS.

                  (a) NATURE OF OBLIGATIONS OF LENDERS TO MAKE LOANS. The obligations of the Lenders under this Agreement to make the Loans are several and are not joint or joint and several.

                  (b) ASSUMPTION BY AGENT. Subject to the provisions of SECTION
         4.8 and notwithstanding the occurrence or continuance of a Default or Event of Default or other failure of any condition to the making of Loans hereunder subsequent to the Loans to be made on the Effective Date, unless the Agent shall have received notice from the Required Lenders in accordance with the provisions of SECTION 4.7(c) prior to a proposed borrowing date that the Lenders will not make available to the Agent such Lenders' ratable portion of the amount to be borrowed on such date, the Agent may assume that the Lenders will make such portion available to the Agent in accordance with SECTION 2.2(a), and the Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent any Lender shall not make such ratable portion available to the Agent, such Lender and the Borrowers severally agree to repay to the Agent forthwith on demand such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Agent at the Effective Interest Rate or, if lower, subject to SECTION 4.1(e), the Maximum Rate. If such Lender shall repay to the Agent such corresponding amount, the amount so repaid shall constitute such Lender's Commitment Percentage of the Loan made on such borrowing date for purposes of this Agreement. The failure of any Lender to make its Commitment Percentage of any Loan available shall not (without regard to whether the Borrowers shall have returned the amount thereof to the Agent in accordance with this SECTION 4.7) relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.

                  (c) DELEGATION OF AUTHORITY TO AGENT. Without limiting the generality of SECTION 14.1, each Lender expressly authorizes the Agent to determine on behalf of such Lender (i) the creation or elimination of any reserves (other than the Letter of Credit Reserve) against the Revolving Credit Facility and the Borrowing Base and (ii) whether or not Inventory or Receivables shall be deemed to constitute Eligible Domestic Receivables, Eligible Foreign Receivables, Eligible Domestic Leased Engine Inventory, Eligible Foreign Leased Engine Inventory, Eligible Leased Airframe Inventory or Eligible Inventoried Engine and Parts Inventory. Such authorization may be withdrawn by the Required Lenders by giving the Agent written notice of such withdrawal signed by the Required Lenders; PROVIDED, HOWEVER, that unless otherwise agreed by the Agent such withdrawal of authorization shall not become effective until the thirtieth Business Day after receipt of such notice by the Agent. Thereafter, the Required Lenders shall jointly instruct the Agent in writing regarding such matters with such frequency as the Required Lenders shall jointly determine. Unless and until the Agent shall have received written notice from the Required Lenders as to the existence of a Default, an Event of Default or some other circumstance which would relieve the Lenders of their respective obligations to make Loans hereunder, which notice shall be in writing and shall be signed by the Required Lenders and shall expressly state that the Required Lenders do not intend to make available to the Agent such Lenders' ratable share of Loans made after the effective date of such notice, the Agent shall be entitled to continue to make the assumptions described in SECTION 4.7(b). After receipt of the notice described in the preceding sentence, which shall become effective on the third Business Day after receipt of such notice by the Agent unless otherwise agreed by the Agent, the Agent shall be entitled to make the assumptions described in SECTION 4.7(b) as to any Loans as to which it has not received a written notice to the contrary prior to 11:00 a.m. (Atlanta time) on the Business Day next preceding the day on which the Loan is to be made. The Agent shall not be required to make any Loan as to which it shall have received notice by a Lender of such Lender's intention not to make its ratable portion of such Loan available to the Agent. Any withdrawal of authorization under this SECTION 4.7(c) shall not affect the validity of any Loans made prior to the effectiveness thereof.

                  (d) OVERADVANCES. Notwithstanding anything to the contrary contained elsewhere in this SECTION 4.7 or this Agreement or the other Loan Documents, and whether or not a Default or Event of Default exists at the time, unless otherwise notified by the Required Lenders in accordance with SECTION 4.7(c), the Agent may in its discretion require all Lenders to honor requests or deemed requests by the Borrower for Revolving Credit Loans at a time that an Overadvance exists or which would result in an Overadvance and each Lender shall be obligated to continue to make its Proportionate Share of Revolving Credit Loans, up to a maximum amount outstanding equal to its Commitment to make Revolving Credit Loans, so long as (i) such Overadvance is not known by the

         Agent to exceed the amount of minimum Availability then required under
         SECTION 11.16, (ii) such Overadvance is not outstanding for more than 30 consecutive days, and (iii) no more than 1 previous Overadvance has been permitted hereunder during such fiscal year. "Overadvance" shall mean, as of any date of determination, the amount, if any, by which (1) the outstanding principal balance of Revolving Credit Loans exceeds (2) the amount determined under CLAUSE (b) of the definition of "Borrowing Base" minus the minimum Availability required at such time pursuant to
         SECTION 11.16.

                  (e) REPLACEMENT OF CERTAIN LENDERS. If a Lender (the "Affected Lender") shall have failed to fund its Proportionate Share of any Loan requested (or deemed requested) by the Borrowers which such Lender is obligated to fund under the terms of this Agreement and which failure has not been cured, then, in any such case and in addition to any other rights and remedies that the Agent, any other Lender or the Borrowers may have against such Affected Lender, the Agent may make written demand on such Affected Lender (with a copy to the Borrowers) for the Affected Lender to assign, and such Affected Lender shall assign pursuant to one or more duly executed Assignment and Acceptances within 5 Business Days after the date of such demand, to one or more Lenders willing to accept such assignment or assignments, or to one or more Eligible Assignees designated by the Agent, all of such Affected Lender's rights and obligations under this Agreement (including its Commitments and all Loans owing to it) in accordance with ARTICLE 13. The Agent is hereby irrevocably authorized to execute one or more Assignment and Acceptances as attorney-in-fact for any Affected Lender which fails or refuses to execute and deliver the same within 5 Business Days after the date of such demand. The Affected Lender shall be entitled to receive, in cash and concurrently with the execution and delivery of each such Assignment and Acceptance, all amounts owed to the Affected Lender hereunder or under any other Loan Document, including the aggregate outstanding principal amount of the Loans owed to such Lender, together with accrued interest thereon through the date of such assignment. Upon the replacement of any Affected Lender pursuant to this SECTION 4.7(e), such Affected Lender shall cease to have any participation in, entitlement to, or other right to share in the Security Interest or any other Lien of the Agent in any Collateral, such Affected Lender shall have no further obligation to make Loans or purchase participations in Letters of Credit, and such Affected Lender shall have no further liability to the Agent, any Lender or any other Person under any of the Loan Documents (except as provided in SECTION
         14.7 and elsewhere in this Agreement as to events or transactions which occur prior to the replacement of such Affected Lender).

         SECTION 4.8. SETTLEMENT AMONG LENDERS.

                  (a) REVOLVING CREDIT LOANS. It is agreed that each Lender's Net Outstandings are intended by the Lenders to be equal at all times to such Lender's Commitment Percentage of the aggregate principal amount of all Revolving Credit Loans outstanding. Notwithstanding such agreement, the several and not joint obligation of each Lender to fund Revolving Credit Loans made in accordance with the terms of this Agreement ratably in accordance with such Lender's Commitment Percentage and each Lender's right to receive its ratable share of principal payments on Revolving Credit Loans in accordance with its Commitment Percentage, the Lenders agree that in order to facilitate the administration of this Agreement and the Loan Documents that settlement among them may take place on a periodic basis in accordance with the provisions of this SECTION 4.8.

                  (b) SETTLEMENT PROCEDURES AS TO REVOLVING CREDIT LOANS. To the extent and in the manner hereinafter provided in this SECTION 4.8, settlement among the Lenders as to Revolving

         Credit Loans may occur periodically on Settlement Dates determined from time to time by the Agent, which may occur before or after the occurrence or during the continuance of a Default or Event of Default and whether or not all of the conditions set forth in SECTION 5.2 have been met. On each Settlement Date payments shall be made by or to NationsBank and the other Lenders in the manner provided in this
         SECTION 4.8 in accordance with the Settlement Report delivered by the Agent pursuant to the provisions of this SECTION 4.8 in respect of such Settlement Date so that as of each Settlement Date, and after giving effect to the transactions to take place on such Settlement Date, each Lender's Net Outstandings shall equal such Lender's Commitment Percentage of the Revolving Credit Loans outstanding.

                           (i) SELECTION OF SETTLEMENT DATES. If the Agent
                  elects, in its discretion, but subject to the consent of NationsBank, to settle accounts among the Lenders with respect to principal amounts of Revolving Credit Loans less frequently than each Business Day, then the Agent shall designate periodic Settlement Dates which may occur on any Business Day after the Effective Date; PROVIDED, HOWEVER, that the Agent shall designate as a Settlement Date any Business Day which is an Interest Payment Date; and PROVIDED FURTHER, that a Settlement Date shall occur at least once during each seven-day period. The Agent shall designate a Settlement Date by delivering to each Lender a Settlement Report not later than 12:00 noon (Atlanta time) on the proposed Settlement Date, which Settlement Report will be in the form of EXHIBIT E hereto and shall be with respect to the period beginning on the next preceding Settlement Date and ending on such designated Settlement Date.

                           (ii) NON-RATABLE LOANS AND PAYMENTS. Between
                  Settlement Dates, the Agent shall request and NationsBank may (but shall not be obligated to) advance to the Borrowers out of NationsBank's own funds, the entire principal amount of any Revolving Credit Loan requested or deemed requested pursuant to SECTION 2.2(a) (any such Revolving Credit Loan being referred to as a "Non-Ratable Loan"). The making of each Non-Ratable Loan by NationsBank shall be deemed to be a purchase by NationsBank of a 100% participation in each other Lender's Commitment Percentage of the amount of such Non-Ratable Loan. All payments of principal, interest and any other amount with respect to such Non-Ratable Loan shall be payable to and received by the Agent for the account of NationsBank. Upon demand by NationsBank, with notice thereof to the Agent, each other Lender shall pay to NationsBank, as the repurchase of such participation, an amount equal to 100% of such Lender's Commitment Percentage of the principal amount of such Non-Ratable Loan. Any payments received by the Agent between Settlement Dates which in accordance with the terms of this Agreement are to be applied to the reduction of the outstanding principal balance of Revolving Credit Loans shall be paid over to and retained by NationsBank for such application, and such payment to and retention by NationsBank shall be deemed, to the extent of each other Lender's Commitment Percentage of such payment, to be a purchase by each such other Lender of a participation in the Revolving Credit Loans (including the repurchase of participations in Non-Ratable Loans) held by NationsBank. Upon demand by another Lender, with notice thereof to the Agent, NationsBank shall pay to the Agent, for the account of such other Lender, as a repurchase of such participation, an amount equal to such other Lender's Commitment Percentage of any such amounts (after application thereof to the repurchase of any participations of NationsBank in such other Lender's Commitment Percentage of any Non-Ratable Loans) paid only to NationsBank by the Agent.

                           (iii) NET DECREASE IN OUTSTANDINGS. If on any
                  Settlement Date the increase, if any, in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of SECTION 4.8(a) is less than such Lender's Commitment Percentage of amounts received by the Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Commitment Percentage of such amounts to the increase in such Lender's Net Outstandings, and NationsBank shall pay to the Agent, for the account of such Lender, the excess allocable to such Lender.

                           (iv) NET INCREASE IN OUTSTANDINGS. If on any
                  Settlement Date the increase, if any, in the dollar amount of any Lender's Net Outstandings which is required to comply with the first sentence of SECTION 4.8(a) exceeds such Lender's Commitment Percentage of amounts received by the Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Commitment Percentage of such amounts to the increase in such Lender's Net Outstandings, and such Lender shall pay to the Agent, for the account of NationsBank, any excess.

                           (v) NO CHANGE IN OUTSTANDINGS. If a Settlement Report
                  indicates that no Revolving Credit Loans have been made during the period since the next preceding Settlement Date, then such Lender's Commitment Percentage of any amounts received by the Agent but paid only to NationsBank shall be paid by NationsBank to the Agent, for the account of such Lender. If a Settlement Report indicates that the increase in the dollar amount of a Lender's Net Outstandings which is required to comply with the first sentence of SECTION 4.8(a) is exactly equal to such Lender's Commitment Percentage of amounts received by the Agent but paid only to NationsBank since the next preceding Settlement Date, such Lender and the Agent, in their respective records, shall apply such Lender's Commitment Percentage of such amounts to the increase in such Lender's Net Outstandings.

                           (vi) RETURN OF PAYMENTS. If any amounts received by
                  NationsBank in respect of the Secured Obligations are later required to be returned or repaid by NationsBank to the Borrowers or their respective representatives or successors in interest, whether by court order, settlement or otherwise, in excess of the NationsBank's Commitment Percentage of all such amounts required to be returned by all Lenders, each other Lender shall, upon demand by NationsBank with notice to the Agent, pay to the Agent for the account of NationsBank, an amount equal to the excess of such Lender's Commitment Percentage of all such amounts required to be returned by all Lenders over the amount, if any, returned directly by such Lender.

                           (vii) PAYMENTS TO AGENT, LENDERS.

                                    (A) Payment by any Lender to the Agent shall
                           be made not later than 1:00 p.m. (Atlanta time) on the Business Day such payment is due, PROVIDED that if such payment is due on demand by another Lender, such demand is made on the paying Lender not later than 10:00 a.m. (Atlanta time) on such Business Day. Payment by the Agent to any Lender shall be made by wire transfer, promptly following the Agent's receipt of funds for the account of such Lender and in the type of funds received by the Agent, PROVIDED that if the Agent receives such funds at or prior to 1:00 p.m. (Atlanta time), the Agent shall pay such funds to such Lender by 2:00 p.m. (Atlanta time) on such Business Day. If a demand for payment is made after the applicable time set forth above, the payment due shall be made by 2:00 p.m. (Atlanta time) on the first Business Day following the date of such demand.

                                    (B) If a Lender shall, at any time, fail to
                           make any payment to the Agent required hereunder, the Agent may, but shall not be required to, retain payments that would otherwise be made to such Lender hereunder and apply such payments to such Lender's defaulted obligations hereunder, at such time, and in such order, as the Agent may elect in its sole discretion.

                                    (C) With respect to the payment of any funds
                           under this SECTION 4.8(b), whether from the Agent to a Lender or from a Lender to the Agent, the party failing to make full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Effective Rate.

                  (c) SETTLEMENT OF OTHER SECURED OBLIGATIONS. All other amounts received by the Agent on account of, or applied by the Agent to the payment of, any Secured Obligation owed to the Lenders (including, without limitation, fees payable to the Lenders pursuant to SECTIONS 4.2(C) and (D) and proceeds from the sale of, or other realization upon, all or any part of the Collateral following an Event of Default) that are received by the Agent on or prior to 1:00 p.m. (Atlanta time) on a Business Day will be paid by the Agent to each Lender on the same Business Day, and any such amounts that are received by the Agent after 1:00 p.m. (Atlanta time) will be paid by the Agent to each Lender on the following Business Day. Unless otherwise stated herein, the Agent shall distribute fees payable to the Lenders pursuant to SECTIONS 4.2(c) and (d) ratably to the Lenders based on each Lender's Commitment Percentage and shall distribute proceeds from the sale of, or other realization upon, all or any part of the Collateral following an Event of Default ratably to the Lenders based on the amount of the Secured Obligations then owing to each Lender.

                  (e) ALLOCATION OF PAYMENTS FROM BORROWERS. All monies to be applied to the Secured Obligations, whether such monies represent voluntary payments by the Borrowers or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among the Agent and such of the Lenders and other holders of the Secured Obligations as are entitled thereto (and, with respect to monies allocated to the Lenders, on a Ratable basis unless otherwise provided in this SECTION 4.8(e): (i) first, to NationsBank to pay principal and accrued interest on any portion of any Non-Ratable Loan which NationsBank may have advanced on behalf of any Lender (other than itself) and for which NationsBank has not been reimbursed by such Lender or the Borrowers; (ii) second, to the Agent to pay the amount of expenses that have not been reimbursed to the Agent by the Borrowers or the Lenders, together with interest accrued thereon; (iii) third, to the Agent and the Syndication Agent to pay any indemnified amount that has not been paid to the Agent by the Borrowers or the Lenders, together with interest accrued thereon; (iv) fourth, to the Agent to pay any fees due and payable to the Agent under this Agreement; (v) fifth, to the Lenders for any indemnified amount that they have paid to the Agent and for any expenses that they have reimbursed to the Agent;
         (vi) sixth, to the Lenders in payment of the unpaid principal and accrued interest in respect of the Loans and any other Secured Obligations arising under the Loan Documents then outstanding and held by any Lender to be shared among Lenders on a Ratable basis, or on such other basis as may be agreed upon in writing by all of the Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of the Borrowers), and (vii) seventh, to the Lenders and their Affiliates in payment of the unpaid amount of all Secured Obligations arising under or in respect of the Banking Relationship to be shared on a pro rata basis. The allocations set forth in this SECTION 4.8(e) are solely to determine the rights and priorities of the Agent and the Secured Parties as among themselves and may be changed by the Agent and the Secured Parties without notice or the consent of approval of the Borrowers or any other Person. Whenever allocation is made pursuant to this SECTION 4.8(e) to the holder of Secured Obligations in which another Lender acquires a participation, the monies received by such holder shall be shared as between such holder and such participants on a Ratable basis.

         SECTION 4.9. MANDATORY PREPAYMENTS.

                  (a) PREPAYMENTS FROM ASSET DISPOSITIONS. Within 3 Business Days of receipt by any Borrower of the Net Proceeds of any Asset Disposition, the Borrowers shall apply such Net Proceeds in prepayment of the Loans as provided in SECTION 4.9(c). Concurrently with the making of any such payment, the Borrowers shall deliver to the Agent a certificate of the Financial Officer demonstrating the calculations of the amount required to be paid.

                  (b) PREPAYMENTS FROM EQUITY OFFERINGS OR DEBT ISSUANCE. In the event that, at any time after the Effective Date, any Borrower issues capital stock or other securities or receives an additional capital contribution in respect of existing capital stock or other securities (excluding any such issuance to, or receipt from, another Borrower or a Consolidated Subsidiary of a Borrower), or issues any Subordinated Indebtedness, no later than the third Business Day following the date of receipt of the proceeds from such issuance, the Borrowers shall apply such proceeds, net of underwriting discounts and commissions and other reasonable costs, fees and expenses associated therewith, in prepayment of the Loans as provided in SECTION 4.9(c).

                  (c) APPLICATION OF PROCEEDS OF PREPAYMENTS. All prepayments pursuant to this SECTION 4.9 shall be applied to the outstanding Revolving Credit Loans to the extent thereof, PROVIDED that payments shall be first applied to Prime Rate Loans to the extent thereof and then to Eurodollar Rate Loans and any payments received which would otherwise result in the prepayment of Eurodollar Rate Loans prior to the end of the Interest Period applicable thereto may, upon the request of the Borrowers, in the absence of an Event of Default, be applied to the Cash Collateral Account, with any excess to be deposited with the Agent to be held as Cash Collateral for the Secured Obligations and applied by the Agent from time to time to outstanding Revolving Credit Loans promptly upon the making of such Revolving Credit Loans or, after the Termination Date, to any of the Secured Obligations in such manner as the Agent shall determine in its sole discretion.

         SECTION 4.10. PAYMENTS NOT AT END OF INTEREST PERIOD; FAILURE TO BORROW. If for any reason any payment of principal with respect to any Eurodollar Rate Loan is made on any day prior to the last day of the Interest Period applicable to such Eurodollar Rate Loan or, after having given a Notice of Borrowing with respect to any Eurodollar Rate Revolving Credit Loan or a Notice of Conversion or Continuation with respect to any Loan to be continued as or converted into a Eurodollar Rate Loan, such Loan is not made or is not continued as or converted into a Eurodollar Rate Loan due to the Borrowers' failure to borrow or to fulfill the applicable conditions set forth in ARTICLE 5, the Borrowers shall pay to each

Lender upon the request of the Agent or such Lender, in addition to any amounts that may be due under the Fee Letter, an amount sufficient to compensate the Agent and each Lender for any and all losses or expenses which the Agent and each Lender have sustained or incurred as a consequence thereof. The Borrowers shall pay such amount upon presentation by the Agent (or as to any Lender, by such Lender) of a statement setting forth the amount and the Agent's (or such Lender's) calculation thereof, which statement shall be deemed true and correct absent manifest error.

         SECTION 4.11. ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS. Calculation of all amounts payable to the Lenders under this ARTICLE 4 shall be made as though each Lender had actually funded or committed to fund its Eurodollar Rate Loans through the purchase of an underlying deposit in an amount equal to the amount of such ratable share and having a maturity comparable to the relevant Interest Period for such Eurodollar Rate Loan; PROVIDED, HOWEVER, each Lender may fund its Eurodollar Rate Loans in any manner it deems fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this ARTICLE 4.

         SECTION 4.12. NOTICE OF CONVERSION OR CONTINUATION. Whenever the Borrowers desire, subject to the provisions of SECTION 4.13, to convert an outstanding Loan into a Loan or Loans of a different Type or to continue all or a portion of an outstanding Eurodollar Rate Loan for a subsequent Interest Period, the Borrowers shall notify the Agent by telephone or in writing by telex or facsimile transmission (which notice shall be irrevocable) not later than 11:00 a.m. (Atlanta time) on the date three Business Days before the day on which such proposed conversion or continuation is to be effective (and such effective date of any continuation shall be the last day of the Interest Period for the applicable Eurodollar Rate Loan), provided the Borrowers shall not be permitted to convert Loans into (or continue Loans as) Eurodollar Rate Loans at any time during the existence of an Event of Default. Each such notice (a "Notice of Conversion or Continuation") shall (i) identify the Loan to be converted or continued, the aggregate outstanding principal balance thereof and, if a Eurodollar Rate Loan, the last day of the Interest Period applicable to such Loan, (ii) specify the effective date of such conversion or continuation,
(iii) specify the principal amount of such Loan to be converted or continued and, if converted, the Type or Types into which the same is to be converted, and
(iv) the Interest Period to be applicable to the Eurodollar Rate Loan as converted or continued, and shall, if notice thereof was originally given by telephone, be immediately followed by a signed, written confirmation thereof by the Borrowers in a form acceptable to the Agent, PROVIDED that if such written confirmation differs in any respect from the action taken by the Lenders, the records of the Agent shall control absent manifest error.

         SECTION 4.13. CONVERSION OR CONTINUATION. Provided that no Event of Default shall have occurred and be continuing (but subject to the provisions of SECTIONS 4.12 and 4.15), the Borrowers may request that all or any part of any outstanding Loan be converted into a Loan or Loans of a different Type or be continued as a Loan or Loans of the same Type, in the same aggregate principal amount, on any Business Day (which, in the case of continuation of a Eurodollar Rate Loan, shall be the last day of the Interest Period applicable to such
Loan), upon notice (which notice shall be irrevocable) given in accordance with
SECTION 4.12.

         SECTION 4.14. DURATION OF INTEREST PERIODS; MAXIMUM NUMBER OF EURODOLLAR RATE LOANS; MINIMUM INCREMENTS.

                  (a) Subject to the provision of the definition of "Interest Period", the duration of each Interest Period applicable to a Eurodollar Rate Loan shall be as specified in the applicable Notice of Borrowing or Notice of Conversion or Continuation. The Borrowers may elect a subsequent

         Interest Period to be applicable to any Eurodollar Rate Loan by giving a Notice of Conversion or Continuation with respect to such Loan in accordance with SECTION 4.12.

                  (b) If the Agent does not receive a notice of election in accordance with SECTION 4.12 with respect to the continuation of a Eurodollar Rate Loan within the applicable time limits specified in said SECTION 4.12, or if, when such notice must be given, an Event of Default exists or such Type of Loan is not available, the Borrowers shall be deemed to have elected to convert such Eurodollar Rate Loan in whole into a Prime Rate Loan on the last day of the Interest Period therefor.

                  (c) Notwithstanding the foregoing, the Borrowers may not select an Interest Period that would end, but for the provisions of the definition "Interest Period," after the Termination Date.

                  (d) In no event shall there be more than 7 Eurodollar Rate Loans outstanding hereunder at any time. For the purpose of this SUBSECTION (d), each Eurodollar Rate Loan having a distinct Interest Period shall be deemed to be a separate Loan hereunder.

                  (e) Each Eurodollar Rate Loan shall be in a minimum amount of $1,000,000, with Eurodollar Rate Loans in excess of such amount in integral multiples of $250,000.

         SECTION 4.15. CHANGED CIRCUMSTANCES.

                  (a) If the introduction of or any change in or in the interpretation of (in each case, after the date hereof) any law or regulation makes it unlawful, or any Governmental Authority asserts, after the date hereof, that it is unlawful, for any Lender to perform its obligations hereunder to make Eurodollar Rate Loans or to fund or maintain Eurodollar Rate Loans hereunder, such Lender shall notify the Agent of such event and the Agent shall notify the Borrowers of such event, and the right of the Borrowers to select Eurodollar Rate Loans for any subsequent Interest Period or in connection with any subsequent conversion of any Loan shall be suspended until the Agent shall notify the Borrowers that the circumstances causing such suspension no longer exist, and the Borrowers shall forthwith prepay in full all Eurodollar Rate Loans then outstanding, and shall pay all interest accrued thereon through the date of such prepayment or conversion, unless the Borrowers, within three Business Days after such notice from the Agent, request the conversion of all Eurodollar Rate Loans then outstanding into Prime Rate Loans; PROVIDED, that if the date of such repayment or proposed conversion is not the last day of the Interest Period applicable to such Eurodollar Rate Loan, the Borrowers shall also pay any amount due pursuant to SECTION 4.10.

                  (b) If the Agent shall, at least one Business Day before the date of any requested Loan or the effective date of any conversion or continuation of an existing Loan to be made or continued as or converted into a Eurodollar Rate Loan (each such requested Loan made and Loan to be converted or continued, a "Pending Loan"), notify the Borrowers that the Eurodollar Rate will not adequately reflect the cost to the Lenders of making or funding such Pending Loan as a Eurodollar Rate Loan or that the Interbank Offered Rate is not reasonably determinable, including from any interest rate reporting service of recognized standing, then the right of the Borrowers to select Eurodollar Rate Loans for such Pending Loan, any subsequent Loan or in connection with any subsequent conversion or continuation of any Loan shall be suspended until the Agent shall notify the Borrowers that the circumstances causing such suspension no longer exist, and each Pending

         Loan and each such subsequent Loan requested to be made, continued or converted shall be made or continued as or converted into a Prime Rate Loan.

                  (c) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Reserve Percentage) in or in the interpretation of, in each case after the date hereof, any law or regulation (except to the extent such introduction, change or interpretation affects taxes measured by net income), or (ii) the compliance with a guideline or request (except to the extent such guideline or request affects taxes measured by net income) from any central bank or other governmental authority (whether nor not having the force of law) made after the date hereof, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans (other than as separately provided for in SECTION 4.15(d)), then the Borrowers shall from time to time, within 30 days after demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost.

                  (d) If (i) the adoption of or change in, after the date hereof, any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change, after the date hereof, in the interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof, or (ii) compliance by such Lender with any guideline, request or directive, made or promulgated after the date hereof, of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on a Lender's capital as a consequence of its maintaining its Loans or commitment to make Loans hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming the full utilization of such Lender's capital immediately before such adoption, change or compliance) or if any change in law, regulation, treaty or official directive or the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law) subjects a Lender to any tax with respect to payments of principal or interest or any other amounts payable hereunder by the Borrowers or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of such Lender imposed by the United States of America or any political subdivision thereof), in each case by any amount deemed by such Lender to be material, then such Lender shall promptly after its determination of such occurrence notify the Borrowers and the Agent thereof. The Borrowers agree to pay to the Agent, for the account of such Lender, as an additional fee from time to time, within 30 days after demand by such Lender, such amount as such Lender certifies to be the amount that will compensate it for such reduction.

                  (e) Before giving any notice pursuant to SECTION 4.15(a) or making any demand pursuant to SECTION 4.15(c) or (d), each Lender agrees to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending office if the making of such a designation would avoid the need for such notice or demand, or reduce the amount of such increased cost or reduction in return and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (f) A certificate of the Lender claiming compensation under
         SECTION 4.15(c) or (d) shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the



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

         occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder, and the method by which such amounts were determined. In determining such amount, a Lender may use any reasonable averaging and attribution methods.

         SECTION 4.16. CASH COLLATERAL ACCOUNT. The Borrowers shall establish a Cash Collateral Account in which to deposit Collateral consisting of cash or Cash Equivalents from time to time: (a) representing payments received pursuant to SECTIONS 2.3(c) and 4.9 in excess of then outstanding Revolving Credit Loans or on account of Eurodollar Rate Loans which would otherwise result in repayment of such Loans prior to the end of the Interest Period applicable thereto, (b) with respect to Letter of Credit Obligations and Kellstrom's obligations with respect to the VRDN Letter of Credit (i) at the request of the Agent upon the occurrence of an Event of Default, or (ii) for the purposes set forth in SECTION
4.6 in the event of termination of this Agreement, or (c) for any other purpose appropriate under this Agreement to provide security for the Secured Obligations. On the last day of the applicable Interest Period as to any amounts deposited to the Cash Collateral Account pursuant to CLAUSE (a) above or if a drawing under the VRDN Letter of Credit or a Letter of Credit occurs with respect to any amounts deposited to the Cash Collateral Account pursuant to CLAUSE (b) above, each Borrower hereby authorizes the Agent to use the monies deposited in the Cash Collateral Account to make payment to the payee with respect to such Loan or drawing. The Cash Collateral Account shall be in the name of the Agent and the Agent shall have sole dominion and control over, and sole access to, the Cash Collateral Account. Neither any Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds held in the Cash Collateral Account. Each Borrower agrees that it will not at any time (i) sell or otherwise dispose of any interest in the Cash Collateral Account or any funds held therein or (ii) create or permit to exist any Lien upon or with respect to the Cash Collateral Account or any funds held therein, except as provided in or contemplated by this Agreement. The Agent shall exercise reasonable care in the custody and preservation of any funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Agent accords other funds deposited with the Agent, it being understood that the Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Cash Collateral Account. Subject to the right of the Agent to withdraw funds from the Cash Collateral Account as provided herein, the Agent will, so long as no Default or Event of Default shall have occurred and be continuing, from time to time invest funds on deposit in the Cash Collateral Account, reinvest proceeds of any such investments which may mature or be sold, and invest interest or other income received from any such investments, in each case, in Cash Equivalents, as the Borrowers may direct prior to the occurrence of a Default or Event of Default and as the Agent may select after the occurrence and during the continuance of a Default or Event of Default. Such proceeds, interest and income which are not so invested or reinvested in Cash Equivalents shall be deposited and held by the Agent in the Cash Collateral Account. The Agent makes no representation or warranty as to, and shall not be responsible for, the rate of return, if any, earned in any Cash Collateral. Any earnings on Cash Collateral shall be held as additional Cash Collateral on the terms set forth in this
SECTION 4.16.

         SECTION 4.17. BORROWERS' REPRESENTATIVE. Each of the Borrowers other than Kellstrom hereby appoints Kellstrom as, and Kellstrom shall act under this Agreement as, the representative of such other Borrowers for all purposes, including, without being limited to, requesting Borrowings and receiving account statements and other notices and communications to the Borrowers (or any of them) from the Agent or any Lender. The Agent and the Lenders may rely, and shall be fully protected in relying, on any Notice of Borrowing, Notice of Conversion or Continuation, disbursement instruction, report, information or any other notice or communication made or given by Kellstrom, whether in its own name, on behalf of any other Borrower or on behalf of "the Borrowers," and neither the Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrowers as to the binding effect on it of any such Notice, instruction, report, information, other notice or communications, nor shall the joint and several character of the Borrowers' liability for the Secured Obligations be affected, PROVIDED that the provisions of this SECTION 4.17 shall not be construed so as to preclude any Borrower from directly requesting Borrowings or taking other actions permitted to be taken by "a Borrower" hereunder. The Agent and each Lender intend to maintain a single Loan Account in the name of "Kellstrom Industries, Inc." hereunder and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of its liability for the Secured Obligations.

         SECTION 4.18. JOINT AND SEVERAL LIABILITY.

                  (a) JOINT AND SEVERAL LIABILITY. The Secured Obligations shall constitute one joint and several direct and general obligation of all of the Borrowers. Notwithstanding anything to the contrary contained herein, each of the Borrowers shall be jointly and severally, with each other Borrower, directly and unconditionally liable to the Agent and the Lenders for all Secured Obligations and shall have the obligations of co-maker with respect to the Loans, the Notes and the Secured Obligations, it being agreed that the advances to each Borrower inure to the benefit of all Borrowers, and that the Agent and the Lenders are relying on the joint and several liability of the Borrowers as co-makers in extending the Loans hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Loan or other Secured Obligation payable to the Agent or any Lender, it will forthwith pay the same, without notice or demand.

                  (b) NO REDUCTION IN OBLIGATIONS. No payment or payments made by any of the Borrowers or any other Person or received or collected by the Agent or any Lender from any of the Borrowers or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of each Borrower under this Agreement, which shall remain liable for the Secured Obligations until the Secured Obligations are paid in full and the Revolving Credit Facility is terminated.

         SECTION 4.19. OBLIGATIONS ABSOLUTE. Each Borrower agrees that the Secured Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto. All Secured Obligations shall be conclusively presumed to have been created in reliance hereon. The liabilities under this Agreement shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of any Loan Documents or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payments of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including, but not limited to, any increase in the Secured Obligations resulting from the extension of additional credit to any Borrower or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations;

                  (d) any change, restructuring or termination of the corporate structure or existence of any Borrower; or

                  (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

         SECTION 4.20. WAIVER OF SURETYSHIP DEFENSES. Each Borrower agrees that the joint and several liability of the Borrowers provided for in SECTION 4.18 shall not be impaired or affected by any modification, supplement, extension or amendment or any contract or agreement to which the other Borrowers may hereafter agree (other than an agreement signed by the Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Agent or any Lender with respect to any of the Secured Obligations, nor by any other agreements or arrangements whatever with the other Borrowers or with anyone else, each Borrower hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Secured Obligations, and may be enforced without requiring the Agent or any Lender first to resort to any other right, remedy or security. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice (except to the extent expressly provided for herein or in another Loan Document) with respect to any of the Secured Obligations, the Notes, this Agreement or any other Loan Document and any requirement that the Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any collateral, including any rights any Borrower may otherwise have under O.C.G.A. Section 10-7-24 or any successor statute or any analogous statute in any jurisdiction under the laws of which any Borrower is incorporated or in which any Borrower conducts business.

         SECTION 4.21. WITHHOLDING TAXES. Except as otherwise required by Applicable Law, each payment by the Borrowers under this Agreement or the Notes or in respect of the VRDN Letter of Credit or the other Letters of Credit shall be made without setoff or counterclaim and without withholding for or on account of any present or future taxes imposed by or within the jurisdiction in which any Borrower is domiciled, any jurisdiction from which the Borrowers make any payment hereunder, or (in each case) any political subdivision or taxing authority thereof or therein (excluding any such tax imposed on the overall net income of the Agent or the Lenders). If any such withholding is so required, the Borrowers shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which Agent or the Lenders would have received had such withholding not been made. If the Agent or the Lenders pay any amount in respect of any such taxes, penalties or interest, the Borrowers shall reimburse the Agent or the Lenders (as appropriate) for that payment on demand in the currency in which such payment was made. If a Borrower pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Agent on or before the thirtieth day after payment.

                  SECTION 4.22. DESIGNATED SENIOR INDEBTEDNESS. The Borrowers and the Secured Parties hereby agree that the Secured Obligations constitute "Designated Senior Indebtedness" as defined in the Indentures relating to the Convertible Subordinated Notes and that the Secured Obligations constitute "Senior Debt" as defined in the Securities Purchase Agreement relating to the Equitable Subordinated Loan.

                                    ARTICLE 5

                              CONDITIONS PRECEDENT

         SECTION 5.1. CONDITIONS PRECEDENT TO LOANS AND LETTERS OF CREDIT. Notwithstanding any other provision of this Agreement, the initial Loans will not be made and no Letters of Credit will be issued, until the fulfillment of each of the following conditions prior to or contemporaneously with the making of the first to be made of such Loans or issuance of such Letters of Credit:

                  (a) FINANCIAL CONDITION. The Borrowers shall have delivered to the Agent a fair saleable value balance sheet prepared and certified to by the Financial Officer in form and substance satisfactory to the Agent dated the Effective Date, and setting forth valuations of the assets and the Projections together with a certificate executed by the Financial Officer or the chief financial officer of each Borrower, in form and substance satisfactory to the Agent, certifying that as of the Effective Date, after giving effect to the extension of the initial Loans, and the payment of all fees and expenses in connection with such transactions, the fair saleable value of each Borrower's assets will exceed the amount required to pay its debts as they become absolute and matured (including contingent, subordinated, unmatured and unliquidated liabilities), that each Borrower is able and anticipates that it will be able to meet its debts as they mature and has adequate capital to conduct the business in which it is or proposes to be engaged, together with attachments demonstrating the basis of such conclusions.

                  (b) FEES. The Borrowers shall have paid all of the fees payable on the Effective Date referred to herein.

                  (c) SECURITY INTERESTS. The Agent shall have received satisfactory evidence that the Agent (for the benefit of the Secured Parties) has a valid and perfected first priority security interest as of such date in all of the Collateral, subject only to Permitted Liens.

                  (d) CLOSING DOCUMENTS. The Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent and its counsel and to the Lenders:

                           (i) certified copies of the articles or certificate
                  of incorporation and bylaws of each Borrower as in effect on the Effective Date,

                           (ii) certified copies of all corporate action,
                  including shareholder approval, if necessary, taken by each Borrower to authorize the execution, delivery and performance of this Agreement, the Loan Documents, and the borrowings under this Agreement,

                           (iii) certificates of incumbency and specimen
                  signatures with respect to each of the officers of each Borrower authorized to execute and deliver this Agreement and the Loan Documents on behalf of each Borrower or other Person executing any document, certificate or instrument to be delivered in connection with this Agreement or the Loan Documents and, in the case of each Borrower, to request borrowings under this Agreement,

                           (iv) a certificate evidencing the good standing of
                  each Borrower in the jurisdiction of its incorporation and in each other jurisdiction in which it is required to be qualified as a foreign corporation to transact its business as presently conducted,

                           (v) copies of all financial statements referred to in
                  SECTION 6.1(o) and meeting the requirements thereof,

                           (vi) a signed opinion of Akerman, Senterfitt &
                  Eidson, P.A., counsel for the Borrowers and the Trust, substantially in the form of EXHIBIT C, and of such local counsel for the Borrowers and the Trust as may be required, opining as to such matters in connection with the transactions contemplated by this Agreement as the Agent or its counsel may reasonably request,

                           (vii) an opinion of Lytle Soule & Curlee and Crowe &
                  Dunlevy, each dated the Effective Date (which opinion may be delivered orally on the Effective Date and followed by a signed written opinion promptly thereafter) opining that (A) the Airframe and Engine Mortgage and the Mortgage Supplement are in due form for recordation by the FAA and have been duly filed for recordation with the FAA, (B) the Collateral described in the Airframe and Engine Mortgage and in the Mortgage Supplement is free and clear of all Liens other than the Security Interest, (C) the Security Interest in all Collateral that consists of Airframe Inventory registered in the United States is a perfected, first priority Security Interest, (D) the Security Interest in all Engine Inventory is a perfected, first priority Security Interest, (E) no filings or recordings (other than the above described filings with the FAA) are necessary to perfect the Security Interest in any jurisdiction within the United States, and (F) no authorization, approval, consent, license, or order of, registration with, or giving of notice to, the FAA Engines Registry is required for the valid authorization, delivery or performance of the Airframe and Engine Mortgage and any Mortgage Supplement except for such authorizations, approvals, consents, licenses, orders, registrations and notices as have been effected,

                           (viii) the Financing Statements duly executed and
                  delivered by the Borrowers and the Trust and acknowledgement copies evidencing the filing of such Financing Statements in each jurisdiction where such filing may be necessary or appropriate to perfect the Security Interest,

                           (ix) the Airframe and Engine Mortgage and the
                  Mortgage Supplement duly executed by each Borrower and the Trust,

                           (x) a certification from the principal officers of
                  the Borrowers as to such factual matters as shall be requested by the Agent,

                           (xi) certificates or binders of insurance relating to
                  each of the policies of insurance covering any of the Collateral, together with loss payable clauses which comply with the terms of SECTION 8.8, the Mortgages and the Airframe and Engine Mortgage,

                           (xii) a certificate of the Financial Officer (or such
                  other officer of Kellstrom as may be acceptable to the Agent) stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement,

                                    (A) all of the representations and
                           warranties made or deemed to be made under this Agreement are true and correct as of the Effective Date, after giving effect to the Loans to be made at such time and the application of the proceeds thereof, and

                                    (B) no Default or Event of Default exists,

                           (xiii) a Borrowing Base Certificate, a Schedule of
                  Inventory and a Schedule of Receivables, prepared as of a date not more than 5 days prior to the Effective Date,

                           (xiv) solvency certificates, certificates of
                  projection of income and cash flow, and such other certificates as the Agent may require to evidence each Borrower's solvency,

                           (xv) copies of the Mortgages duly executed and
                  delivered by the applicable Borrowers and evidencing the recording of each such instrument in the appropriate jurisdiction for the recording thereof on the Real Estate subject thereto, in order to create in favor of the Agent (for the benefit of the Secured Parties) a valid first Lien on and security title to the Real Estate described therein, or, at the option of the Agent, in proper form for recording in such jurisdiction,

                           (xvi) one or more fully paid mortgagee title
                  insurance policies or, at the option of the Agent, unconditional commitments for the issuance thereof with all requirements and conditions to the issuance of the final policy deleted or marked satisfied, issued by a title insurance company satisfactory to the Agent, each in an amount equal to not less than the fair market value of the Real Estate subject to the Mortgage insured thereby, insuring that such Mortgage creates a valid first Lien on, and security title to, all Real Estate described therein, with no survey exceptions and no other exceptions which the Agent shall not have approved in writing,

                           (xvii) such materials and information concerning the
                  Real Estate as the Agent may require, including, without limitation, (A) current and accurate surveys satisfactory to the Agent of all of the owned Real Estate, certified to the Agent and showing the location of the 100-year and 50-year flood plains thereon, (B) zoning letters as to the zoning status of all of the owned Real Estate, (C) certificates of occupancy covering all of the Real Estate, and (D) owner's affidavits as to such matters relating to the owned Real Estate as the Agent may request,

                           (xviii) landlord's, warehouseman's or mortgagee's
                  waiver and consent agreements duly executed on behalf of each landlord, warehouseman or mortgagee, as the case may be, of Real Estate and any other real property on which any Collateral is located,

                           (xix) Agency Account Agreements, each duly executed
                  by the applicable Borrowers and the Clearing Bank party thereto,

                           (xx) the Initial Notice of Borrowing, duly executed
                  by the chief financial officer of Kellstrom,

                           (xxi) a report from a qualified engineering firm or
                  other qualified consultant acceptable to the Agent with respect to an investigation and audit of all Real Estate, which shall be based on a thorough review of past and present uses, occupants, ownership and tenancy of the property and/or adjacent properties and/or upgradient properties regarding

                                    (A) subsurface ground water hazards, soils
                           and/or test boring reports;

                                    (B) contact with local, state or federal
                           agencies regarding known or suspected hazardous material contamination of the property or other properties in the area;

                                    (C) review of aerial photographs;

                                    (D) visual site inspection noting
                           unregulated fills, storage tanks or areas, ground discoloration or soil odors; and

                                    (E) other investigative methods deemed
                           necessary by the consultant or the Agent to enable the consultant to report that there is no apparent or likely contamination of the property or another property in the area,

                           (xxii) if deemed reasonably necessary to further
                  investigate suspected or likely contamination, supplemental environmental reports prepared by qualified consultants of the analysis of core drilling or ground water samples from the property, showing no contamination by hazardous materials,

                           (xxiii) an appraisal of all owned Real Estate
                  prepared by appraisers satisfactory to the Agent, establishing values at levels satisfactory to the Agent,

                           (xxiv) a certified copy of the organizational trust
                  agreement governing the Trust, together with such certifications from the trustee of the Trust with respect to the Loan Documents to which the Trust is a party as the Agent may request,

                           (xxv) copies of each of the other Loan Documents duly
                  executed by the parties thereto, together with evidence satisfactory to the Agent of the due authorization and binding effect of each such Loan Document on such party, and

                           (xxvi) such other documents and instruments as the
                  Agent or any Lender may reasonably request.

                  (e) NOTES. Each Lender shall have received a Revolving Credit Note duly executed and delivered by the Borrowers, complying with the terms of SECTION 2.4.

                  (f) SUBORDINATED INDEBTEDNESS. The Agent shall have received a certificate from the Financial Officer containing true and correct copies of (i) the Convertible Subordinated Notes and each other agreement executed in connection therewith and (ii) each agreement executed in connection with the Equitable Subordinated Loan, including the Securities Purchase Agreement described in the definition of "Equitable Subordinated Loan". The Agent shall have received an amendment executed and delivered by The Equitable Life Assurance Society of the United States and Kellstrom, amending the Securities Purchase Agreement described in the definition of "Equitable Subordinated Loan" to permit the financing contemplated by this Agreement, as well as any other consents required by the documents relating to the Subordinated Indebtedness.

                  (g) PLEDGE AGREEMENT. The Agent shall have received the Pledge Agreement, in form and substance satisfactory to the Agent and the Lenders, duly executed and delivered by Kellstrom, together with stock transfer powers duly executed in blank by Kellstrom and stock certificates representing all of the stock subject to the Pledge Agreement.

                  (h) OTHER SECURITY DOCUMENTS. The Agent shall have received each other Security Document, in form and substance satisfactory to the Agent and the Lenders, duly executed and delivered by the applicable Borrowers, including without limitation the Trademark Assignment.

                  (i) INDEMNIFICATION AGREEMENTS. The Agent shall have received the Environmental Indemnity Agreement and the Indemnification Agreement, in form and substance satisfactory to the Agent and the Lenders, duly executed and delivered by the Borrowers.

                  (j) AVAILABILITY. The Agent shall be provided with evidence satisfactory to it that, as of the Effective Date, after giving effect to the Initial Loans and the issuance of any Letters of Credit on the Effective Date, Availability is not less than $75,000,000.

                  (k) NO INJUNCTIONS, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain, or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby, or which, in the Agent's or the Lenders' discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement.

                  (l) MATERIAL ADVERSE CHANGE. As of the Effective Date, there shall not have occurred any change which is materially adverse, in the Agent's or the Lenders' discretion, to the assets, liabilities, businesses, operations, condition (financial or otherwise) or prospects of the Borrowers or their Subsidiaries from those presented by the financial statements described in SECTION 6.1(o).

                  (m) RELEASE OF SECURITY INTERESTS. The Agent shall have received evidence satisfactory to it of the release and termination of all Liens other than Permitted Liens.

                  (n) SYNDICATION MARKET. There shall not have occurred any change which is materially adverse in the market for syndicated bank credit facilities, or a material disruption of, or a material adverse change in, financial, banking or capital market conditions, in each case as determined by the Agent and the Syndication Agent in their sole discretion.

         SECTION 5.2. ALL LOANS; LETTERS OF CREDIT. At the time of making of each Loan, including the Initial Loans and all subsequent Loans, and the issuance of the VRDN Letter of Credit and each other Letter of Credit:

                  (a) all of the representations and warranties made or deemed to be made under this Agreement (including the representation regarding Absence of Defaults contained in SECTION 6.1(r)) shall be true and correct in all material respects at such time both with and without giving effect to the Loan to be made at such time and the application of the proceeds thereof,

                  (b) the corporate actions of the Borrowers (and any Subsidiary Guarantors) referred to in SECTION 5.1(d) shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to SECTION 5.1 or as subsequently modified and reflected in a certificate of incumbency delivered to the Agent, and

                  (c) each request or deemed request for any Borrowing hereunder shall be deemed to be a certification by the Borrowers to the Agent and the Secured Parties as to the matters set forth in SECTION 5.2(A) and
         (B) and the Agent may, without waiving either condition, consider the conditions specified in SECTIONS 5.2(a) and (b) fulfilled and a representation by the Borrowers to such effect made, if no written notice to the contrary is received by the Agent prior to the making of the Loan then to be made.

         SECTION 5.3. CONDITIONS AS COVENANTS. In the event that the Lenders make the Initial Loans or any Letter of Credit is issued prior to the satisfaction of all conditions precedent set forth in SECTION 5.1, and such conditions are not waived in writing by the Required Lenders, the Borrowers shall nevertheless cause such condition or conditions to be satisfied within 30 days after the making of such Initial Loans or the issuance of any other Letter of Credit.

                                    ARTICLE 6

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

         SECTION 6.1. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Agent and to the Lenders as follows:

                  (a) ORGANIZATION; POWER; QUALIFICATION. Each Borrower and each of its Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, having the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization. The jurisdictions in which each Borrower and each of its Subsidiaries is qualified to do business as a foreign corporation are listed on
         SCHEDULE 6.1(a). The Trust is duly organized and validly existing under the laws of its jurisdiction of its formation, and has the power and legal authority to own or lease property and to carry on its business.

                  (b) CAPITALIZATION. The outstanding capital stock of each Borrower has been duly and validly issued and is fully paid and nonassessable, and the number and owners of such shares of capital stock of each Borrower are set forth on SCHEDULE 6.1(b). Each issuance and sale of each Borrower's capital stock was made in accordance with applicable federal, state and foreign securities laws or pursuant to an exemption therefrom. Except as set forth on SCHEDULE 6.1(b), there are no shareholder agreements, options, subscription agreements or other agreements or understandings to which any Borrower is a party in effect with respect to the capital stock of such Borrower, including, without limitation, agreements providing for special voting requirements or arrangements for approval of corporate actions or other matters relating to corporate governance or restrictions on share transfer or providing for the issuance of any securities convertible into shares of the capital stock of such Borrower, any warrants or other rights to acquire any shares or securities convertible into such shares, or any agreement that obligates such Borrower, either by its terms of at the election of any other Person, to repurchase such shares under any circumstances.

                  (c) SUBORDINATED INDEBTEDNESS. The issuance and sale of all instruments evidencing the Subordinated Indebtedness have been registered or qualified under applicable federal and state securities laws or pursuant to an exemption therefrom. Each document evidencing or relating to the Subordinated Indebtedness is the legally valid and binding obligation of the applicable Borrower enforceable against the Borrower in accordance with its terms (including those pertaining to subordination). The Borrowers have delivered to the Agent a complete and correct copy of all documents evidencing or relating to the Subordinated Indebtedness.

                  (d) SUBSIDIARIES. SCHEDULE 6.1(d) correctly sets forth the name of each Subsidiary of each Borrower, its jurisdiction of incorporation, the name of its immediate parent or parents, and the percentage of its issued and outstanding securities owned by a Borrower or any other Subsidiary of a Borrower and indicating whether such Subsidiary is a Consolidated Subsidiary. Except as set forth on
         SCHEDULE 6.1(d),

                           (i) no Subsidiary of a Borrower has issued any
                  securities convertible into shares of such Subsidiary's capital stock or any options, warrants or other rights to acquire any shares or securities convertible into such shares,

                           (ii) the outstanding stock and securities of each
                  Borrower other than Kellstrom are owned by Kellstrom, free and clear of all Liens, warrants, options and rights of others of any kind whatsoever, and each Borrower other than Kellstrom is a Wholly-Owned Subsidiary of Kellstrom, and

                           (iii) no Borrower has any Subsidiaries.

         The outstanding capital stock of each Subsidiary of each Borrower has been duly and validly issued and is fully paid and nonassessable by the issuer, and the number and owners of the shares of such capital stock are set forth on SCHEDULE 6.1(d).

                  (e) AUTHORIZATION OF AGREEMENT, NOTES, LOAN DOCUMENTS AND BORROWING. Each Borrower has the right, power and authority to execute, deliver and perform this Agreement and each of the Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the Loan Documents have been duly executed and delivered by the duly authorized officers of each Borrower party thereto and each is, or each when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of each Borrower party thereto, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

                  (f) COMPLIANCE OF AGREEMENT, NOTES, LOAN DOCUMENTS AND BORROWING WITH LAWS, ETC. Except as set forth on SCHEDULE 6.1(f), the execution, delivery and performance of this Agreement and each of the Loan Documents in accordance with their respective terms and the borrowings hereunder do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws of any Borrower or any of its Subsidiaries, (iii) conflict with, result in a breach of or constitute a default under any material provisions of any indenture, agreement or other instrument to which any Borrower or any of its Subsidiaries is a party or by which any Borrower or any of its Subsidiaries or any of a Borrower's or such Subsidiaries' property may be bound, including, without limitation, all documentation related to the Convertible Subordinated Notes and the Equitable Subordinated Loan, or any Governmental Approval relating to a Borrower or any of its Subsidiaries, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower or any of its Subsidiaries other than the Security Interest.

                  (g) BUSINESS. Each Borrower is engaged principally in the business set forth next to its name on SCHEDULE 6.1(g).

                  (h) COMPLIANCE WITH LAW; GOVERNMENTAL APPROVALS. (i) Except as set forth in SCHEDULE 6.1(h), each Borrower and each of its Subsidiaries (A) has all Governmental Approvals, including permits relating to federal, state, local and foreign Environmental Laws, ordinances and regulations, required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of any Borrower, threatened attack by direct or collateral proceeding, and (B) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it, including, without being limited to, all Environmental Laws and all occupational health and safety laws applicable to any Borrower, any of its Subsidiaries or their respective properties, except for instances of noncompliance which would not, singly or in the aggregate, cause a Default or Event of Default or have a Materially Adverse Effect and in respect of which reserves in respect of such Borrower's or such Subsidiary's reasonably anticipated liability therefor have been established on the consolidated books of the Borrowers. (ii) Without limiting the generality of the above, except as disclosed on a report delivered pursuant to SECTION 5.1(d) or with respect to matters which could not reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect: (A) the operations of each Borrower and each of its Subsidiaries comply in all material respects with all applicable environmental, health and safety requirements of Applicable Law; (B) each Borrower and each of its Subsidiaries has obtained all environmental, health and safety permits necessary for its operation, and all such permits are in good standing and each Borrower and each of its Subsidiaries is in compliance in all material respects with all terms and conditions of such permits; (C) neither any Borrower nor any of its Subsidiaries nor any of their respective present or past property or operations are subject to any order from or agreement with any public authority or party respecting
         (x) any environmental, health or safety requirements of Applicable Law,
         (y) any Remedial Action, or (z) any liabilities and costs arising from the Release or threatened Release of a Contaminant into the environment; (D) none of the operations of any Borrower or of any of its Subsidiaries is subject to any judicial or administrative proceeding alleging a violation of any environmental, health or safety requirement of Applicable Law; (E) none of the present nor past operations of any Borrower or any of its Subsidiaries is the subject of any investigation by any public authority evaluating whether any Remedial Action is needed to respond to a Release or threatened Release of a Contaminant into the environment; (F) neither any Borrower nor any of its Subsidiaries has filed any notice under any requirement of Applicable Law indicating past or present treatment, storage or disposal of a hazardous waste, as that term is defined under 40 CFR
         Part 261 or any state equivalent; (G) neither any Borrower nor any of its Subsidiaries has filed any notice under any requirement of Applicable Law reporting a Release of a Contaminant into the environment; (H) except in compliance in all material respects with applicable Environmental Laws, during the course of any Borrower's or any of its Subsidiaries' ownership of or operations on the Real Estate, there have been no (1) generation, treatment, recycling, storage or disposal of hazardous waste, as that term is defined under 40 CFR Part 261 or any state equivalent, (2) use of underground storage tanks or surface impoundments, (3) use of asbestos-containing materials, or (4) use of polychlorinated biphenyls (PCB) used in hydraulic oils, electrical transformers or other equipment; (I) neither any Borrower nor any of its Subsidiaries has entered into any negotiations or agreements with any Person (including, without limitation, any prior owner of any of the Real Estate or other property of any Borrower or any of its Subsidiaries) relating to any Remedial Action or environmental related claim; (J) neither any Borrower nor any of its Subsidiaries has received any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Contaminant into the environment; (K) neither any Borrower nor any of its Subsidiaries has any material contingent liability in connection with any Release or threatened Release of any Contaminant into the environment; (L) no Environmental Lien has attached to any of the Real Estate or other property of any Borrower or of any of its Subsidiaries; (M) the presence and condition of all asbestos-containing material which is on or part of the Real Estate (excluding any raw materials used in the manufacture of products or products themselves) do not violate in any material respect any currently applicable requirement of Applicable Law; and (N) neither any Borrower nor any of its Subsidiaries manufactures, distributes or sells, and has never manufactured, distributed or sold, products which contain asbestos-containing material. (iii) Each Borrower has notified the Agent of the receipt by it or any of its Subsidiaries of any notice of a material violation of any Environmental Laws and occupational health and safety laws applicable to such Borrower, Subsidiaries or any of their respective properties.

                  (i) TITLE TO PROPERTIES. Except as set forth in SCHEDULE 6.1(i), each Borrower and each of its Subsidiaries has valid and legal title to or leasehold interest in all personal property, Real Estate owned and other assets used in its business, including, but not limited to, those reflected on the most recent balance sheets of the Borrowers delivered pursuant to SECTION 6.1(o).

                  (j) LIENS. Except as set forth in SCHEDULE 6.1(j), none of the properties and assets of any Borrower or any of its Subsidiaries is subject to any Lien, except Permitted Liens. Other than the Financing Statements, the Airframe and Engine Mortgage and the Mortgage Supplements, no financing statement under the Uniform Commercial Code or similar laws of any jurisdiction, no filing with the FAA, and no other instrument evidencing a Lien which names any Borrower or any of its Subsidiaries as debtor has been filed (and has not been terminated) in any jurisdiction, and neither any Borrower nor any of its Subsidiaries has signed any such financing statement, FAA filing or other instrument or any security agreement authorizing any secured party thereunder to file any such financing statement or instrument, except to perfect those Liens listed on SCHEDULE 6.1(j).

                  (k) INDEBTEDNESS AND GUARANTIES. SCHEDULE 6.1(k) is a complete and correct listing of all Indebtedness for Money Borrowed and Guaranties of each Borrower and its Subsidiaries. Each Borrower and its Subsidiaries has performed and is in compliance in all material respects with all of the terms of such Indebtedness and Guaranties and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default, exists with respect to any such Indebtedness or Guaranty.

                  (l) LITIGATION. Except as set forth on SCHEDULE 6.1(L), there are no actions, suits or proceedings pending (nor, to the knowledge of any Borrower, are there any actions, suits or proceedings threatened, or any reasonable basis therefor) against or in any other way relating to or affecting any Borrower or any of its Subsidiaries or any of any Borrower's or any of its Subsidiaries' other properties in any court or before any arbitrator of any kind or before or by any governmental body, except actions, suits or proceedings of the character normally incident to the kind of business conducted by the Borrowers or any of its Subsidiaries which, if adversely determined, would not singly or in the aggregate have a Materially Adverse Effect, and there are no strikes or walkouts in progress, pending or, to the knowledge of any Borrower, threatened, relating to any labor contracts to which any Borrower or any of its Subsidiaries is a party, relating to any labor contracts being negotiated, or otherwise.

                  (m) TAX RETURNS AND PAYMENTS. Except as set forth on SCHEDULE 6.1(m), all United States federal, state and local as well as foreign national, provincial and local and other tax returns of each Borrower and each of its Subsidiaries required by Applicable Law to be filed have been duly filed, and all United States federal, state and local and foreign national, provincial and local and other taxes, assessments and other governmental charges or levies upon each Borrower and each of its Subsidiaries and each Borrower's and any of its Subsidiaries' property, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under SECTION 9.6. The charges, accruals and reserves on the books of each Borrower and each of its Subsidiaries in respect of United States federal, state and local and foreign national, provincial and local taxes for all fiscal years and portions thereof since the organization of each Borrower and each of its Subsidiaries are in the judgment of each Borrower adequate, and no Borrower knows of any reason to anticipate any additional assessments for any of such years which, singly or in the aggregate, might have a Materially Adverse Effect.

                  (n) BURDENSOME PROVISIONS. Neither any Borrower nor any of its Subsidiaries is a party to any indenture, agreement, lease or other instrument, or subject to any charter or corporate restriction, Governmental Approval or Applicable Law compliance with the terms of which might have a Materially Adverse Effect.

                  (o)       FINANCIAL STATEMENTS.

                           (i) The Borrowers have furnished to the Agent and the
                  Lenders (A) copies of the annual audited consolidated balance sheet of Kellstrom and its Consolidated Subsidiaries as of December 31, 1997 and the related audited consolidated statements of operations, cash flows and shareholder's equity for the fiscal year ended on such date, reported on by KPMG Peat Marwick LLP and (B) copies of the unaudited consolidated balance sheet of Kellstrom and its Consolidated Subsidiaries as of October 31, 1998 and of the related statements of operations and cash flows for the 10-month period then ended. Such financial statements present fairly, in all material respects, as of their respective dates and in accordance with GAAP (subject to year-end adjustments and but for the omission of footnotes in the unaudited statements) the consolidated financial condition of Kellstrom and its Consolidated Subsidiaries as of such dates and the consolidated results of operations of Kellstrom and its Consolidated Subsidiaries for the periods ended on such dates.

                           (ii) The Borrowers have furnished to the Agent and
                  the Lenders copies of the Projections. The Projections have been be prepared by the Borrowers in light of the past operations of the business of the Borrowers and their Subsidiaries and represent as of the respective dates thereof the good faith opinion of the Borrowers and their senior management concerning the likely course of business of the Borrowers and their Subsidiaries.

                           (iii) Except as disclosed or reflected in the
                  financial statements described in CLAUSES (i) and (ii) above, no Borrower nor any of its Subsidiaries has any material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of any Borrower or any of its Subsidiaries.

                  (p) ADVERSE CHANGE. Since the date of the audited financial statements of the Borrowers delivered to the Agent pursuant to SECTION 6.1(o)(i), (i) no material adverse change has occurred in the business, assets, liabilities, financial condition, results of operations or business prospects of any Borrower or any of its Subsidiaries, and () no event has occurred or failed to occur which has had, or may have, singly or in the aggregate, a Materially Adverse Effect.

                  (q) ERISA.

                           (i) Neither any Borrower nor any Related Company
                  maintains or contributes to any Benefit Plan other than those listed on SCHEDULE 6.1(q).

                           (ii) No Benefit Plan has been terminated or partially
                  terminated, and no Multiemployer Plan is insolvent or in reorganization, nor have any proceedings been instituted to terminate any Benefit Plan or to reorganize any Multiemployer Plan.

                           (iii) Neither any Borrower nor any Related Company
                  has withdrawn from any Benefit Plan or Multiemployer Plan, nor has a condition occurred which if continued would result in a withdrawal.

                           (iv) Neither any Borrower nor any Related Company has
                  incurred any withdrawal liability, including contingent withdrawal liability, to any Multiemployer Plan pursuant to Title IV of ERISA.

                           (v) Neither any Borrower nor any Related Company has
                  incurred any liability to the PBGC other than for required insurance premiums which have been paid when due.

                           (vi) No Reportable Event has occurred with respect to
                  a Plan.

                           (vii) No Benefit Plan has an "accumulated funding
                  deficiency" (whether or not waived) as defined in Section 302 of ERISA or in Section 412 of the Internal Revenue Code.

                           (viii) Each Plan is in substantial compliance with
                  ERISA, and neither any Borrower nor any Related Company has received any communication from a governmental agency asserting that a Plan is not in compliance with ERISA.

                           (ix) Each Plan which is intended to be a qualified
                  Plan has been determined by the IRS to be qualified under
                  Section 401(a) of the Internal Revenue Code as currently in effect or will be submitted to the IRS for such determination prior to the end of the remedial amendment period under
                  Section 401(b) of the Internal Revenue Code and the regulations promulgated thereunder and neither any Borrower nor any Related Company knows or has reason to know why each such Plan should not continue to be so qualified, and each trust related to such Plan that has been submitted to the IRS for determination of exempt status has been determined to be exempt from federal income tax under Section 501(a) of the Internal Revenue Code or will be submitted to the IRS for a determination of exempt status.

                           (x) Except as provided on SCHEDULE 6.1(q), neither
                  any Borrower nor any Related Company maintains or contributes to any employer welfare benefit plan within the meaning of
                  Section 3(l) of ERISA which provides benefits to employees after termination of employment other than as required by
                  Section 601 of ERISA.

                           (xi) Schedule B to the most recent annual report
                  filed with the IRS with respect to each Benefit Plan and furnished to the Agent is complete and accurate. Since the date of each such Schedule B, there has been no adverse change in funding status or financial condition of the Benefit Plan relating to such Schedule B.

                           (xii) Neither any Borrower nor any Related Company
                  has failed to make a required installment under Subsection (m) of Section 412 of the Internal Revenue Code or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment.

                           (xiii) Neither any Borrower nor any Related Company
                  is required to provide security to a Benefit Plan under
                  Section 401(a)(29) of the Internal Revenue Code due to a Benefit Plan amendment that results in an increase in current liability for the plan year.

                           (xiv) Neither any Borrower nor any Related Company,
                  nor any other "party-in-interest" or "disqualified person" has engaged in a nonexempt "prohibited transaction," as such terms are defined in Section 4975 of the Internal Revenue Code and
                  Section 406 of ERISA, in connection with any Plan or has taken or failed to take any action which would constitute or result in a Termination Event.

                           (xv) Neither any Borrower nor any Related Company has
                  failed to comply with the health care continuation coverage requirements of Section 4980B of the Internal

                  Revenue Code in respect of employees and former employees of such Borrower or such Related Company and their dependents and beneficiaries which alone or in the aggregate would subject such Borrower or such Related Company to any material liability.

                           (xvi) Neither any Borrower nor any Related Company
                  has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. Except as provided on SCHEDULE 6.1(q), to the best knowledge of each Borrower after due inquiry, neither any Borrower nor any Related Company shall have any obligation to (A) make contributions to any Multiemployer Plan on or after the Effective Date, or (B) pay withdrawal liability to any Multiemployer Plan in an amount in excess of a "de minimis amount" as such term is defined in Section 4209 of ERISA.

                  (r) ABSENCE OF DEFAULTS. Neither any Borrower nor any of its Subsidiaries is in default under its articles or certificate of incorporation or by-laws and no event has occurred, which has not been remedied, cured or waived, (i) which constitutes a Default or an Event of Default, or (ii) which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by any Borrower or any of its Subsidiaries under any material agreement (other than this Agreement) or judgment, decree or order to which any Borrower or any of its Subsidiaries is a party or by which any Borrower, any of its Subsidiaries or any of their properties may be bound or which would require any Borrower or any of its Subsidiaries to make any payment under any such agreement, judgment, decree or order prior to the scheduled maturity date therefor, except, in the case only of any such agreement, for alleged defaults which are being contested in good faith by appropriate proceedings and with respect to which reserves in respect of any Borrower's or such Subsidiary's reasonably anticipated liability have been established on the books of such Borrower or Subsidiary.

                  (s) ACCURACY AND COMPLETENESS OF INFORMATION.

                           (i) All written information, reports and other papers
                  and data produced by or on behalf of the Borrowers were, at the time the same were so furnished, complete and correct in all material respects. No fact is known to any Borrower which has had, or may in the future have, a Materially Adverse Effect which has not been set forth in the financial statements or disclosure delivered prior to the Effective Date, in each case referred to in SECTION 6.1(o), or in such written information, reports or other papers or data or otherwise disclosed in writing to the Agent and the Lenders prior to the Agreement Date. No document furnished or written statement made to the Agent or any Lender by any Borrower or any of its Subsidiaries in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of any Borrower or any of its Subsidiaries or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

                           (ii) No Borrower has any reason to believe that any
                  document furnished or written statement made to the Agent or any Lender by any Person other than the Borrowers in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contained any incorrect statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                  (t) SOLVENCY. In each case after giving effect to the Indebtedness represented by the Loans outstanding and to be incurred and the transactions contemplated by this Agreement, each Borrower and each of its Subsidiaries is solvent, having assets of a fair salable value which exceeds the amount required to pay its debts as they become absolute and matured (including contingent, subordinated, unmatured and unliquidated liabilities), and each Borrower and each of its Subsidiaries is able to and anticipates that it will be able to meet its debts as they mature and has adequate capital to conduct the business in which it is or proposes to be engaged.

                  (u) RECEIVABLES.

                           (i) STATUS.

                                    (A) Each Receivable reflected in the
                           computations included in any Borrowing Base
                           Certificate meets the criteria enumerated in the definition of Eligible Receivables, and each Lease Receivable reflected in the computations included in any Borrowing Base Certificate as an Eligible Domestic Receivable or an Eligible Foreign Receivable meets the criteria enumerated in the definition of Eligible Domestic Receivable or Eligible Foreign Receivable, as applicable, except in each case as disclosed in such Borrowing Base Certificate or as disclosed in a timely manner in a subsequent Borrowing Base Certificate or otherwise in writing to the Agent.

                                    (B) No Borrower has any knowledge of any
                           fact or circumstance not disclosed to the Agent in a Borrowing Base Certificate or otherwise in writing which would impair the validity or collectibility of any Receivable of $100,000 or more or of Receivables which (regardless of the individual amount thereof) aggregate $500,000 or more.

                                    (C) Each Lease Agreement is substantially in
                           the form of the lease agreements delivered to the Agent prior to the Agreement Date, or in such other form as shall have been approved by Agent in accordance with SECTION 8.4(b). Each Lease Agreement dated after the Effective Date has been executed in the manner set forth in SECTION 8.4(c). Other than as has been disclosed to the Agent in writing, no Lease Agreement is in default.

                           (ii) CHIEF EXECUTIVE OFFICE. The chief executive
                  office of each Borrower and the books and records relating to the Receivables are located at the address or addresses set forth on SCHEDULE 6.1(u); no Borrower has maintained its chief executive office or books and records relating to any Receivables at any other address at any time during the five years immediately preceding the Agreement Date except as disclosed on SCHEDULE 6.1(u).

                  (v) INVENTORY.

                           (i) SCHEDULE OF INVENTORY. All Inventory included in
                  any Schedule of Inventory or Borrowing Base Certificate delivered to the Agent or any Lender pursuant to SECTION 8.12 meets the criteria enumerated in the definition of Eligible Inventory, and all Inventory classified on any Schedule of Inventory or Borrowing Base Certificate as Eligible Domestic Leased Engine Inventory, Eligible Foreign Leased Engine Inventory, Eligible Foreign Leased Airframe Inventory, Eligible Leased Airframe Inventory or Eligible Inventoried Engine and Parts Inventory meets all of the criteria set forth for such type of Inventory in its definition, except in each case as disclosed in such Schedule of Inventory or Borrowing Base Certificate or in a subsequent Schedule of Inventory or Borrowing Base Certificate, or as otherwise specifically disclosed in writing to the Agent.

                           (ii) CONDITION. All Inventory is in good condition,
                  meets all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, their use, sale or lease, and is currently either usable, leaseable or salable in the normal course of the applicable Borrower's business, except to the extent reserved against in the financial statements referred to in
                  SECTION 6.1(o) or delivered pursuant to ARTICLE 10 or as disclosed on a Schedule of Inventory delivered to the Agent and the Lenders pursuant to SECTION 8.12(B).

                           (iii) LOCATION. All Inventory other than Inventory
                  subject to a Lease Agreement is located on the premises set forth on SCHEDULE 6.1(v), is Inventory in transit to one of such locations, or is Inventory in transit to or being maintained, serviced, repaired or overhauled at an FAA-certified repair station, except as otherwise disclosed in writing to the Agent; no Borrower has, in the last year, located such Inventory at premises other than those set forth on SCHEDULE 6.1(v), except for at such times as such Inventory was subject to a Lease Agreement or was off-site for maintenance, service, repair or overhaul.

                  (w) EQUIPMENT. All Equipment is in good order and repair in all material respects and is located on the premises set forth on
         SCHEDULE 6.1(w) and has been so located at all times during the last year.

                  (x) REAL PROPERTY. No Borrower owns any Real Estate or leases any Real Estate other than that described on SCHEDULE 6.1(x) and other than Real Estate acquired or leased after the Effective Date for which the Borrowers have complied with the requirements of SECTION 8.14.

                  (y) CORPORATE AND FICTITIOUS NAMES. Except as otherwise disclosed on SCHEDULE 6.1(y), during the five-year period preceding the Agreement Date, no Borrower, nor any predecessor thereof nor any Subsidiary of any Borrower has been known as or used any corporate or fictitious name other than the corporate names of the Borrowers on the Effective Date.

                  (z) FEDERAL RESERVE REGULATIONS. No Borrower nor any of its Subsidiaries is engaged and none will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of



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         the quoted terms is defined or used in Regulation U of the Board of
         Governors of the Federal Reserve System). No part of the proceeds of any of the Loans will be used for so purchasing or carrying margin stock or, in any event, for any purpose which violates, or which would be inconsistent with, the provisions of Regulations T, U or X of such Board of Governors. If requested by the Agent or any Lender, the Borrowers will furnish to the Agent and the Lenders a statement or statements in conformity with the requirements of said Regulations T, U or X to the foregoing effect.

                  (aa) INVESTMENT COMPANY ACT. No Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

                  (bb) EMPLOYEE RELATIONS. Each Borrower has a stable work force in place and is not, except as set forth on SCHEDULE 6.1(bb), party to any collective bargaining agreement nor has any labor union been recognized as the representative of any Borrower's or any of its Subsidiaries' employees, and no Borrower knows of any pending or threatened strikes, work stoppage or other labor disputes involving any Borrower's or any of its Subsidiaries' employees.

                  (cc) PROPRIETARY RIGHTS. SCHEDULE 6.1(cc) sets forth a correct and complete list of all of the Proprietary Rights. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 6.1(cc) or as entered into in the sale or distribution of any Borrower's Inventory in the ordinary course of business. To the best of each Borrower's knowledge, none of the Proprietary Rights infringes on or conflicts with any other Person's property, and, to each Borrower's knowledge, no other Person's property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on SCHEDULE 6.1(cc) constitute all of the property of such type necessary to the current and anticipated future conduct of each Borrower's business.

                  (dd) TRADE NAMES. All trade names or styles under which any Borrower sells or leases Inventory or Equipment or creates Receivables or enters into Lease Agreements, or to which instruments in payment of Receivables are made payable, are listed on SCHEDULE 6.1(dd).

                  (ee) BANK ACCOUNTS, LOCKBOXES, ETC. SCHEDULE 6.1(ee) is a complete and correct list of all checking accounts, deposit accounts, lockboxes and other bank accounts maintained by any Borrower.

                  (ff) YEAR 2000 COMPLIANCE. Each Borrower (a) has initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by such Borrower or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (b) will by March 31, 1999 have developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) will implement that plan in accordance with that timetable. Based on the foregoing, each Borrower believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant").



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

                  (gg) SUBORDINATED INDEBTEDNESS. The Secured Obligations (i) constitute "Senior Debt" as defined in the documents evidencing the Equitable Subordinated Loan, and (ii) constitute "Designated Senior Indebtedness" as defined in the Indentures relating to the Convertible Subordinated Notes.

         SECTION 6.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations and warranties set forth in this ARTICLE 6 and all statements contained in any certificate, financial statement, or other instrument delivered by or on behalf of any Borrower pursuant to or in connection with this Agreement or any of the Loan Documents (including, but not limited to, any such representation, warranty or statement made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the date of each Loan, except that representations and warranties which, by their terms are applicable only to one such date shall be deemed to be made only at and as of such date. All representations and warranties made or deemed to be made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lender or any borrowing hereunder.

                                    ARTICLE 7

                                SECURITY INTEREST

         SECTION 7.1. SECURITY INTEREST.

                  (a) To secure the payment, observance and performance of the Secured Obligations, each Borrower hereby mortgages, pledges and assigns all of its right, title and interest in and to the Collateral to the Agent, for the benefit of the Secured Parties, and grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in, and a continuing Lien upon, all of its right, title and interest in and to the Collateral.

                  (b) As additional security for all of the Secured Obligations, each Borrower grants to the Agent, each Lender and the Affiliates of the Lenders, for the benefit of the Secured Parties, a security interest in, and assigns to the Agent, for the benefit of the Secured Parties, all of such Borrower's right, title and interest in and to, any deposits or other sums at any time credited by or due from each Lender and each Affiliate of a Lender to such Borrower, or credited by or due from any participant of any Lender to such Borrower, with the same rights therein as if the deposits or other sums were credited by or due from such Lender. Each Borrower hereby authorizes each Lender and each Affiliate of such Lender and each participant to pay or deliver to the Agent, for the account of the Secured Parties, without any necessity on the Agent's or any Lender's part to resort to other security or sources of reimbursement for the Secured Obligations, at any time during the continuation of any Event of Default or in the event that the Agent, on behalf of the Secured Parties, should make demand for payment hereunder and without further notice to any Borrower (such notice being expressly waived), any of the aforesaid deposits (general or special, time or demand, provisional or final) or other sums for application to any Secured Obligation, irrespective of whether any demand has been made or whether such Secured Obligation is mature, and the rights given the Secured Parties and participants hereunder are cumulative with such Person's other rights and remedies, including other rights of set-off. The Agent will promptly notify Kellstrom of its receipt of any such funds for application to the Secured Obligations, but failure to do so will not affect the validity or enforceability thereof. The Agent may give notice of the above grant of a security interest in and assignment of the aforesaid deposits and other sums, and authorization to, and make any suitable arrangements with, any Lender, any such Affiliate of any Lender or participant for effectuation thereof, and each Borrower hereby irrevocably appoints the Agent as its attorney to collect any and all such deposits or other sums to the extent any such payment is not made to the Agent or any Lender by such Lender, Affiliate or participant.

         SECTION 7.2. CONTINUED PRIORITY OF SECURITY INTEREST.

                  (a) The Security Interest granted by each Borrower (or Trust) shall at all times be valid, perfected and enforceable against each Borrower (or Trust) and all third parties in accordance with the terms of this Agreement, as security for the Secured Obligations, and the Collateral shall not at any time be subject to any Liens that are prior to, on a parity with or junior to the Security Interest, other than Permitted Liens.

                  (b) Each Borrower (or Trust) shall, at its sole cost and expense, take all action that may be necessary or desirable, or that the Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and rank of the Security Interest in the Collateral in conformity with the requirements of SECTION 7.2(a), or to enable the Agent and the Lenders to exercise or enforce their rights hereunder, including, but not limited to:

                           (i) paying all taxes, assessments and other claims
                  lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens,

                           (ii) obtaining, after the Agreement Date, landlords'
                  and mortgagees' releases, subordinations or waivers, and using all reasonable efforts to obtain mechanics' releases, subordinations or waivers,

                           (iii) delivering to the Agent, for the benefit of the
                  Secured Parties, any and all Chattel Paper, marked as the "chattel paper original", as well as the original of any letter of credit supporting the obligations evidenced by such Chattel Paper,

                           (iv) delivering to the Agent, for the benefit of the
                  Secured Parties, endorsed or accompanied by such instruments of assignment as the Agent may specify, and stamping or marking, in such manner as the Agent may specify, any and all instruments, letters and advices of guaranty and documents evidencing or forming a part of the Collateral, and

                           (v) executing and delivering financing statements,
                  Mortgage Supplements, pledges, designations, hypothecations, notices and assignments in each case in form and substance satisfactory to the Agent relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the Uniform Commercial Code or other Applicable Law.

                  (c) The Agent is hereby authorized to file one or more financing or continuation statements or amendments thereto and Airframe and Engine Mortgages and Mortgage Supplements without the signature of or in the name of any Borrower or Trust for any purpose described in
         SECTION 7.2(b). The Agent will give the Borrowers notice of the filing of any such statements or amendments, which notice shall specify the locations where such statements or amendments were filed. A carbon, photographic, xerographic or other reproduction of this Agreement or of any of the Security Documents or of any financing statement filed in connection with this Agreement is sufficient as a financing statement.

                  (d) Each Borrower shall mark its books and records as directed by the Agent and as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.

                                    ARTICLE 8

                              COLLATERAL COVENANTS

                  Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided in SECTION 15.11:

                  SECTION 8.1.  COLLECTION OF RECEIVABLES.

                  (a) At the request of the Agent, each Borrower and the Trust shall cause all Lease Receivables to be delivered directly by the Account Debtors by wire transfer to an Agency Account and all monies, checks, notes, drafts and other payments relating to or constituting proceeds of all Receivables other than Lease Receivables to be forwarded to a Lockbox for deposit in an Agency Account in accordance with the procedures set out in the corresponding Agency Account Agreement. The Borrowers will promptly cause all monies, checks, notes, drafts and other payments relating to or constituting proceeds of Receivables other than Lease Receivables, of any other Collateral and of any trade accounts receivable that are not forwarded to a Lockbox to be transferred to or deposited in an Agency Account. In particular, each Borrower will:

                           (i) advise each Account Debtor on trade accounts
                  receivable to address all remittances with respect to amounts payable on account thereof to a specified Lockbox,

                           (ii) advise each other Account Debtor that makes
                  payment to such Borrower by wire transfer, automated clearinghouse transfer or similar means to make payment directly to an Agency Account, and

                           (iii) stamp all invoices relating to trade accounts
                  receivable with a legend satisfactory to the Agent indicating that payment is to be made to such Borrower via a specified Lockbox.

                  (b) The Borrowers and the Agent shall cause all balances in each Agency Account to be transmitted daily by wire transfer, depository transfer check or other means in accordance



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

         with the procedures set forth in the corresponding Agency Account Agreement, to the Agent at the Agent's Office:

                           (i) for application, on account of the Secured
                  Obligations, as provided in SECTIONS 2.3(c), 12.2, and 12.3, such credits to be entered as of the Business Day they are received if they are received prior to 1:30 p.m. (Atlanta time) and to be conditioned upon final payment in cash or solvent credits of the items giving rise to them, and

                           (ii) with respect to the balance, so long as no
                  Default or Event of Default has occurred and is continuing, for transfer by wire transfer or depository transfer check to a Disbursement Account.

                  (c) Any monies, checks, notes, drafts or other payments referred to in SUBSECTION (a) of this SECTION 8.1 which, notwithstanding the terms of such subsection, are received by or on behalf of a Borrower or Trust will be held in trust for the Agent and will be delivered to the Agent or a Clearing Bank, as promptly as possible, in the exact form received, together with any necessary endorsements for application by the Agent directly to the Secured Obligations or, if applicable, for deposit in the Agency Account maintained with a Clearing Bank and processing in accordance with the terms of the corresponding Agency Account Agreement.

         SECTION 8.2. VERIFICATION AND NOTIFICATION. The Agent shall have the right at any time and from time to time,

                  (a) in the name of the Agent, the Lenders or in the name of any Borrower, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone, telegraph or otherwise,

                  (b) to review, audit and make extracts from all records and files related to any of the Receivables, and

                  (c) to notify the Account Debtors under any Receivables of the assignment of such Receivables to the Agent, for the benefit of the Secured Parties, and to direct such Account Debtor to make payment of all amounts due or to become due thereunder directly to the Agent, for the account of the Lenders, and, upon such notification and at the expense of the Borrowers, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrowers might have done.

         SECTION 8.3. DISPUTES, RETURNS AND ADJUSTMENTS.

                  (a) In the event any amounts due and owing under any Receivable for an amount in excess of $250,000 are in dispute between an Account Debtor and a Borrower or Trust, the Borrowers shall provide the Agent with prompt written notice thereof.

                  (b) The Borrowers shall notify the Agent promptly of all returns and credits in excess of $250,000 in respect of any Receivable, which notice shall specify the Receivable affected.

                  (c) The Borrowers may, in the ordinary course of business unless a Default or an Event of Default has occurred and is continuing, grant any extension of time for payment of any

         Receivable or compromise, compound or settle the same for less than the full amount thereof, or release wholly or partly any Person liable for the payment thereof, or allow any credit or discount whatsoever therein; PROVIDED that (i) no such action results in the reduction of more than $100,000 in the amount payable with respect to any Receivable or of more than $250,000 with respect to all Receivables in any fiscal year (in each case, excluding the allowance of credits or discounts generally available to Account Debtors in the ordinary course of the Borrowers' business and appropriate adjustments to the accounts of Account Debtors in the ordinary course of business), and (ii) the Agent is promptly notified of the amount of such adjustments and the Receivable(s) affected thereby.

         SECTION 8.4. INVOICES AND LEASE AGREEMENTS.

                  (a) No Borrower will use any invoices other than invoices in the form delivered to the Agent prior to the Agreement Date without giving the Agent 30 days prior notice of the intended use of a different form of invoice together with a copy of such different form.

                  (b) Without the Agent's approval, no Borrower or Trust will use a form of Lease Agreement that differs in any material respect from the forms of Lease Agreement delivered to the Agent prior to the Agreement Date. A Borrower's request for approval of a different form of Lease Agreement shall be accompanied by a copy of such different form for the review of the Agent and its counsel.

                  (c) Each Borrower and Trust shall, prior to executing any Lease Agreement, mark in a plain, distinct, permanent and conspicuous manner that one single original Lease Agreement is the chattel paper original, and each Borrower (or Trust) shall cause all executed counterparts of such Lease Agreement to be marked as duplicate originals.

                  (d) No Borrower or Trust shall terminate any Lease Agreement (other than because of a default by the Account Debtor under such Lease Agreement), or enter into any amendment, modification, or consent with respect to a Lease Agreement that materially affects any Borrower's or Trust's rights under such Lease Agreement, unless the Agent consents to such amendment, modification or consent.

                  (e) Upon the request of the Agent, each Borrower shall deliver to the Agent, at the Borrowers' expense, copies of customers' invoices or the equivalent, original shipping and delivery receipts or other proof of delivery, customers' statements, customer address lists, the original copy of all documents, including, without limitation, repayment histories and present status reports, relating to Receivables and such other documents and information relating to the Receivables as the Agent shall specify.

         SECTION 8.5. DELIVERY OF INSTRUMENTS, CHATTEL PAPER AND MORTGAGE SUPPLEMENTS. In the event any Receivable is at any time evidenced by a promissory note, trade acceptance or any other instrument for the payment of money, the Borrowers will promptly thereafter deliver such instrument to the Agent, appropriately endorsed to the Agent, for the benefit of the Secured Parties. All Chattel Paper shall be marked as such by the Borrowers, and shall be promptly delivered to the Agent, along with the original of any letter of credit supporting the obligation evidenced by the Chattel Paper, duly assigned to the Agent for the benefit of the Secured Parties. Each time any Borrower or Trust acquires an interest in Engine Inventory (including Engine Inventory acquired by virtue of an Account Debtor returning to a Borrower an engine not previously owned by a Borrower in substitution for the engine originally subject to the Lease Agreement with such Account Debtor (an "Engine Exchange")), Airframe Inventory or a Lease Agreement, such Borrower or Trust shall execute and deliver to the Agent a Mortgage Supplement in the form attached to the Airframe and Engine Mortgage, granting to the Agent, for the benefit of the Secured Parties, a perfected, first-priority purchase money Security Interest in such Inventory, and a perfected, first-priority Security Interest in any Lease Agreement relating thereto (which Lease Agreement shall be filed for recording with the FAA by the Borrower), along with copies of the necessary FAA Application for Aircraft or Engine Registration and FAA bill of sale, if applicable, and, to the extent necessary, copies of Lien releases and lease terminations relating to any FAA filings against any such Inventory, together with such additional legal opinions and documents as the Agent might request. In the case of an Engine Exchange, the Agent shall execute a partial release of mortgage with respect to the Engine Inventory being exchanged by the Borrower, and the Borrower shall execute and deliver a Mortgage Supplement with respect to the Engine Inventory received by the Borrower in connection with the Engine Exchange, which Mortgage Supplement shall subject such Engine to the Security Interest and to no other Lien whatsoever.

         SECTION 8.6. SALES AND LEASES OF INVENTORY. All sales and leases of Inventory will be made in compliance with all requirements of Applicable Law.

         SECTION 8.7. OWNERSHIP AND DEFENSE OF TITLE.

                  (a) Except for Permitted Liens, the Borrowers and the Trust shall at all times be the sole owners of each and every item of Collateral and shall not create any lien on, or sell, lease, exchange, assign, transfer, pledge, hypothecate, grant a security interest or security title in or otherwise dispose of, any of the Collateral or any interest therein, except for (i) sales and leases of Inventory in the ordinary course of business, for cash or on open account or on terms of payment ordinarily extended to its customers, (ii) Engine Exchanges, provided such new engine is not subject to any Lien other than Permitted Liens, and (iii) other dispositions that are expressly permitted under this Agreement. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Agent or the Lenders to any other sale or other disposition of any part or all of the Collateral.

                  (b) Each Borrower shall, and shall cause the Trust to, defend its title or leasehold interest in and to, and the Security Interest in, the Collateral against the claims and demands of all Persons.

         SECTION 8.8. INSURANCE.

                  (a) The Borrowers shall at all times maintain insurance (or cause insurance to be maintained) on the Inventory and Equipment against loss or damage by fire, theft (excluding theft by employees), burglary, pilferage, loss in transit and such other hazards as are specified in the Airframe and Engine Mortgage or as the Agent shall reasonably specify, in amounts not to exceed those obtainable at commercially reasonable rates and under policies issued by insurers acceptable to the Agent in the exercise of its reasonable judgment. All premiums on such insurance shall be paid by the Borrowers and copies of the policies delivered to the Agent. The Borrowers will not use or permit the Inventory or Equipment to be used in violation of Applicable Law or in any manner which might render inapplicable any insurance coverage.

                  (b) All insurance policies required under SECTION 8.8(a) shall name the Agent, for the benefit of the Secured Parties, as an additional insured and shall contain loss payable clauses in the form submitted to the Borrowers by the Agent, or otherwise in form and substance satisfactory to the Agent, naming the Agent, for the benefit of the Secured Parties, as loss payee, as its interests may appear, and providing that

                           (i) all proceeds thereunder shall be payable to the
                  Agent, for the benefit of the Secured Parties,

                           (ii) no such insurance shall be affected by any act
                  or neglect of the insurer or owner of the property described in such policy, and

                           (iii) such policy and loss payable clauses may be
                  canceled, amended or terminated only upon at least 30 days prior written notice given to the Agent.

                  (c) Any proceeds of insurance referred to in this SECTION 8.8 which are paid to the Agent, for the account of the Secured Parties, shall be, at the option of the Required Lenders in their sole discretion, either (i) applied to replace the damaged or destroyed property, or (ii) applied to the payment or prepayment of the Secured Obligations.

         SECTION 8.9. LOCATION OF OFFICES AND COLLATERAL.

                  (a) No Borrower will change the location of its chief executive office or the place where it keeps its books and records relating to the Collateral or change its name, its identity or corporate structure without giving the Agent 60 days prior written notice thereof.

                  (b) All Inventory, other than Inventory subject to a Lease Agreement, Inventory at an FAA-approved repair facility, and Inventory in transit to any such location, will at all times be kept by each Borrower at the locations set forth in SCHEDULE 6.1(v), and shall not, without the prior written consent of the Agent, be removed therefrom except pursuant to sales or leases of Inventory permitted under SECTION 8.7(a). In the event Inventory with an aggregate Net Book Value greater than $750,000 will be at a location other than one of the locations set forth in SCHEDULE 6.1(v) for more than a 30 day period, the Borrowers shall give the Agent prior written notice thereof, and the Agent shall have the right, at its option, to take such steps as it deems reasonably necessary to protect the Security Interest in such Inventory.

                  (c) If any Inventory is in the possession or control of any of a Borrower's agents or processors, such Borrower shall notify such agents or processors of the Security Interest (and shall promptly provide copies of any such notice to the Agent and the Lenders) and, upon the occurrence of an Event of Default, shall instruct them (and cause them to acknowledge such instruction) to hold all such Inventory for the account of the Lenders, subject to the instructions of the Agent.

         SECTION 8.10. RECORDS RELATING TO COLLATERAL.

                  (a) Each Borrower will at all times

                           (i) keep complete and accurate records of Inventory
                  on a basis consistent with past practices of such Borrower so as to permit comparison of Inventory records relating to different time periods, itemizing and describing the kind, type and quantity of

                  Inventory and such Borrower's cost therefor and a current price list for such Inventory, and

                           (ii) keep complete and accurate records of all other
                  Collateral.

                  (b) Each Borrower will provide the Agent and each Lender a listing of all Inventory (other than bulk inventory that is not costed or counted), wherever located, at least annually.

         SECTION 8.11. INSPECTION. The Agent and each Lender (by any of their officers, employees or agents) shall have the right, to the extent that the exercise of such right shall be within the control of the Borrowers,

                  (a) with respect to the Agent, at any time or times, and with respect to any Lender, upon the occurrence of an Event of Default, to visit the properties of the Borrowers and their Subsidiaries, inspect the Collateral and the other assets of the Borrowers and their Subsidiaries, and inspect and make extracts from the books and records of the Borrowers and their Subsidiaries, including but not limited to management letters prepared by independent accountants, all during customary business hours at such premises;

                  (b) at any time or times, to discuss the Borrowers' and its Subsidiaries' business, assets, liabilities, financial condition, results of operations and business prospects, insofar as the same are reasonably related to the rights of the Agent or the Lenders hereunder or under any of the Loan Documents, with the Borrowers' and its Subsidiaries' (i) principal officers, (ii) independent accountants, and
         (iii) any other Person (except that any such discussion with any third parties shall be conducted only in accordance with the Agent's or such Lender's standard operating procedures relating to the maintenance of the confidentiality of confidential information of borrowers); and

                  (c) with respect to the Agent, at any time or times, and with respect to any Lender, upon the occurrence of an Event of Default, to verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and in this connection to review, audit and make extracts from all records and files related to any of the Collateral, including all maintenance records, flight records and mileage logs. In respect to any inspection of Airframe Inventory subject to a Lease Agreement, such inspection shall occur during regularly-scheduled maintenance of such Airframe Inventory, and shall not interfere with any Borrower's, Trust's, or Account Debtor's operations or maintenance, unless an Event of Default exists, in which case such inspection may occur at any time or times. Upon Agent's request, such Borrower or Trust shall promptly notify Agent of the maintenance operations then scheduled for each aircraft for the six-month period following such request. Neither the Agent nor any Lender shall have any duty to make any such inspection, and shall not incur any liability or obligation by reason of not making such inspection.

The Borrowers will deliver to the Agent, for the benefit of the Secured Parties, any instrument necessary for the Agent to obtain records from any service bureau maintaining records on behalf of the Borrowers or any of its Subsidiaries (or any of them).

         SECTION 8.12. INFORMATION AND REPORTS.

                  (a) SCHEDULE OF RECEIVABLES. The Borrowers shall deliver to the Agent and to each Lender on or before the Effective Date and not later than the 15th day of each calendar month thereafter a Schedule of Receivables which

                           (i) shall be as of the last Business Day of the
                  immediately preceding month,

                           (ii) shall be reconciled to the Borrowing Base
                  Certificate as of such last Business Day,

                           (iii) shall show a separate detailed listing of each
                  Lease Receivable, including the name and address of the Account Debtor with respect to such Lease Receivable, a statement of funds on deposit under each Lease Agreement for maintenance reserves and security deposits, a statement of the remaining term and the lease number of the Lease Agreement, and such other information as the Agent shall request, and

                           (iv) shall set forth a detailed aged trial balance of
                  all of the Borrowers' then existing Receivables, specifying the names, addresses and balance due for each Account Debtor obligated on a Receivable so listed.

                  (b) SCHEDULE OF INVENTORY. The Borrowers shall deliver to the Agent and to each Lender on or before the Effective Date and not later than the 15th day of each calendar month thereafter a Schedule of Inventory as of the last Business Day of the immediately preceding calendar month, itemizing and describing the kind, type and quantity of the Borrowers' Inventory, the location thereof, whether such Inventory is subject to a Lease Agreement, the Net Book Value thereof, and such other detail as the Agent may require. With respect to each item of Engine Inventory and Airframe Inventory, the Schedule of Inventory shall show the make, model and serial number, the jurisdiction in which such Inventory is registered and, if registered with the FAA, the FAA registration number of such Inventory. If such Inventory is subject to a Lease Agreement, the Schedule of Inventory shall also reference the lease number of such Lease Agreement and, with respect to Engine Inventory, shall disclose the jurisdiction of registration of the airframe on which such Engine Inventory is installed, as well as the type and serial number of the airframe on which such Engine Inventory is installed.

                  (c) SCHEDULE OF EQUIPMENT. The Borrowers shall deliver to the Agent upon the Agent's request, a Schedule of Equipment, describing each item of the Borrowers' Equipment and the location, cost and then current book value thereof.

                  (d) BORROWING BASE CERTIFICATE. The Borrowers shall deliver to the Agent and to each Lender on or before the Effective Date and not later than 10 days after the end of each calendar month a Borrowing Base Certificate prepared as of the close of business on the last Business Day of the immediately preceding month; provided, however, at any time that Availability falls below $25,000,000, the Borrowers shall deliver a Borrowing Base Certificate once every two weeks, not later than 5 days after the end of each two-week period.

                  (e) ACCOUNTS PAYABLE LISTINGS. The Borrowers shall deliver to the Agent, on or before the Effective Date and not later than 15 days after the end of each calendar month thereafter, a listing of all of the Borrowers' then existing trade payables as of the last Business Day of such month, specifying the name of and balance due to each trade creditor of the Borrowers. Upon the



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

         Agent's request, the Borrowers shall deliver to the Agent monthly detailed trade payable agings in form acceptable to the Agent.

                  (f) APPRAISALS. The Borrowers shall deliver to the Agent on or before the Effective Date, prior to including any item of Airframe Inventory on the Borrowing Base, and not earlier than 15 days prior to each anniversary of the Effective Date (and not later than each anniversary of the Effective Date), appraisals of all aircraft owned by any Borrower or Trust, which appraisals shall set forth the Fair Market Value of the airframe, each engine and the aircraft as a whole. The Borrowers shall deliver to the Agent not earlier than 15 days prior to each anniversary of the Effective Date (and not later than each anniversary of the Effective Date) appraisals of all other Inventory owned by any Borrower or Trust, which appraisals shall set forth the Fair Market Value of all Inventory other than the Parts Inventory and the Orderly Liquidation Value of all Parts Inventory. Each appraisal shall be conducted at the Borrowers' expense by an appraiser satisfactory to the Agent in its reasonable discretion, and each appraisal shall be in form reasonably acceptable to the Agent. Advance rates against Eligible Domestic Leased Engine Inventory, Eligible Foreign Leased Engine Inventory, Eligible Leased Airframe Inventory and Eligible Inventoried Engine and Parts Inventory shall be adjusted each year by the Agent based on the appraisals in accordance with the definition of Borrowing Base, which adjustment shall take place within 10 days of the Agent's receipt of all such annual appraisals.

                  (g) NOTICE OF DIMINUTION OF VALUE. The Borrowers shall give prompt notice to the Agent of any matter or event which has resulted in, or may result in, the diminution in excess of $200,000 in the value of any Collateral, except for any such diminution in the value of any Receivables or Inventory in the ordinary course of business which has been appropriately reserved against, as reflected in financial statements previously delivered to the Agent and the Lenders pursuant to ARTICLE 10.

                  (h) ADDITIONAL INFORMATION. The Agent may in its discretion from time to time request that the Borrowers deliver the schedules, certificates, notices, and appraisals described in SECTIONS 8.12(a),
         (b), (c), (d), (e), (f) and (g) more or less often and on different schedules than specified in such Sections and the Borrowers will comply with such requests. The Borrowers will also furnish to the Agent and each Lender such other information with respect to the Collateral as the Agent or such Lender may from time to time reasonably request.

         SECTION 8.13. POWER OF ATTORNEY. Each Borrower hereby appoints the Agent as its attorney, with power

                  (a) at any time or times, pursuant to the terms of the Lockbox Agreement, to endorse the name of such Borrower on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Agent's or any Lender's possession,

                  (b) at any time or times, to sign the name of such Borrower on any drafts against customers related to letters of credit, on notices of assignment, financing statements, Mortgage Supplements and other public records relating to the perfection or priority of the Security Interest, and

                  (c) effective at any time or times following the occurrence of a Default or Event of Default, or upon any Borrower's failure to do so within 5 Business Days of the Agent's request, to sign the name of such Borrower an any invoice or bill of lading relating to any Receivable,

         Inventory or other Collateral, on schedules and assignments of Receivables furnished to the Agent or any Lender by the Borrowers (or any of them), and on verifications of account and on notices to or from customers.

         SECTION 8.14. ADDITIONAL REAL ESTATE AND LEASES.

                  (a) Promptly upon any Borrower's acquisition of any ownership or long-term leasehold interest in any Real Estate, the Borrowers shall deliver to the Agent, for the benefit of the Secured Parties, an executed Mortgage in form and substance satisfactory to the Agent, conveying to the Agent, for the benefit of the Secured Parties, a first priority Lien on such Real Estate, including, if requested by the Agent, on any long-term leasehold interest therein, subject only to such prior Liens as the Agent shall consent to in writing. If requested by the Agent, the Borrowers shall also deliver to the Agent at Borrowers' expense a mortgagee title insurance policy in favor of the Agent and the Lenders insuring such Mortgage to create and convey such Lien, subject only to such exceptions consented to by the Agent, and shall deliver to the Agent the other items set forth in SECTION 5.1(d)(xvii), (xxi), (xxii) and (xxiii) with respect to such Real Estate, all in form and substance satisfactory to the Agent.

                  (b) Promptly upon any Borrower's entry into any lease of Real Estate (other than a lease conveying a long-term leasehold interest in Real Estate, which shall be subject to the provisions of CLAUSE (a) above), the Borrowers shall deliver to the Agent an executed landlord's waiver and consent with respect to such lease in form and substance satisfactory to the Agent.

         SECTION 8.15. ASSIGNMENT OF CLAIMS ACT. Upon the request of the Agent, the Borrowers (or any of them) shall execute any documents or instruments and shall take such steps or actions reasonably required by the Agent so that all monies due or to become due under any contract with the United States of America, the District of Columbia or any state, county, municipality or other domestic or foreign governmental entity, or any department, agency or instrumentality thereof, will be assigned to the Agent, for the benefit of the Secured Parties, and notice given thereof in accordance with the requirements of the Assignment of Claims Act of 1940, as amended, or any other laws, rules or regulations relating to the assignment of any such contract and monies due to or to become due.

         SECTION 8.16. VRDN MORTGAGE. In the event that, for any reason, the VRDN Letter of Credit has not been issued by NationsBank on or before March 5, 1999, Kellstrom shall, on or before March 15, 1999, deliver to the Agent, for the benefit of the Secured Parties, an executed Mortgage in form and substance satisfactory to the Agent, conveying to the Agent, for the benefit of the Secured Parties, a first priority Lien on the VRDN Real Estate, subject only to such prior Liens as the Agent shall consent to in writing. In connection therewith, Kellstrom shall also deliver to the Agent, at Kellstrom's expense, a mortgagee title insurance policy in favor of the Agent and the Lenders insuring such VRDN Mortgage to create and convey such Lien, subject only to such exceptions consented to by the Agent, and shall deliver to the Agent the other items set forth in SECTION 5.1(d)(xvii), (xxi), (xxii) and (xxiii) with respect to such VRDN Real Estate, all in form and substance satisfactory to the Agent.



                                      -87-
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                                    ARTICLE 9

                              AFFIRMATIVE COVENANTS

                  Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided for in SECTION 15.11, each Borrower will, and will cause each of its Subsidiaries to, and, with respect to SECTIONS 9.1 through 9.7, will cause the Trust to:

         SECTION 9.1. PRESERVATION OF CORPORATE EXISTENCE AND SIMILAR MATTERS. Preserve and maintain its corporate existence (or existence as a trust), rights, franchises, licenses and privileges in the jurisdiction of its incorporation (or, with respect to the Trust, its formation) and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

         SECTION 9.2. COMPLIANCE WITH APPLICABLE LAW. Comply in all material respects with all Applicable Law relating to such Borrower, such Subsidiary, or Trust except to the extent being contested in good faith by appropriate proceedings and for which reserves in respect of such Borrower's, such Subsidiary's or such Trust's reasonably anticipated liability therefor have been appropriately established.

         SECTION 9.3. MAINTENANCE OF PROPERTY. In addition to, and not in derogation of, the requirements of SECTION 8.7 and of the Security Documents,

                  (a) protect and preserve all properties material to its business, including all Proprietary Rights, and maintain in good repair, working order and condition in all material respects, with reasonable allowance for wear and tear, all tangible properties, and

                  (b) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and in accordance with past practices conducted at all times.

         SECTION 9.4. CONDUCT OF BUSINESS. At all times engage only in the business described in SECTION 6.1(g).

         SECTION 9.5. INSURANCE. Maintain, in addition to the coverage required by SECTION 8.8 and the Security Documents, insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by Applicable Law, and from time to time deliver to the Agent or any Lender upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         SECTION 9.6. PAYMENT OF TAXES AND CLAIMS. Pay or discharge when due

                  (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, except that real property ad valorem taxes shall be deemed to have been so paid or discharged if the same are paid before they become delinquent, and

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

                  (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any of its properties;

except that this SECTION 9.6 shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings and for which reserves in respect of the reasonably anticipated liability therefor have been appropriately established.

         SECTION 9.7. ACCOUNTING METHODS AND FINANCIAL RECORDS. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and, with respect to Kellstrom only, shall comply with all timeframes applicable to annual and quarterly financial reporting promulgated by the SEC.

         SECTION 9.8. USE OF PROCEEDS.

                  (a) Use the proceeds of

                           (i) the initial Revolving Credit Loan to pay amounts
                  indicated on SCHEDULE 9.8 to the Persons indicated thereon, and

                           (ii) all subsequent Loans only for working capital
                  and general business purposes, Permitted Acquisitions and to pay Indebtedness under the VRDN Documents, and

                  (b) not use any part of such proceeds to purchase or, to carry or reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System) or, in any event, for any purpose which would involve a violation of such Regulation G or U or of Regulation T or X of such Board of Governors, or for any purpose prohibited by law or by the terms and conditions of this Agreement.

         SECTION 9.9. HAZARDOUS WASTE AND SUBSTANCES; ENVIRONMENTAL
REQUIREMENTS.

                  (a) In addition to, and not in derogation of, the requirements of SECTION 9.2 and of the Security Documents, comply with all Environmental Laws and all Applicable Laws relating to occupational health and safety (except for instances of noncompliance that are being contested in good faith by appropriate proceedings if reserves in respect of such Borrower's or such Subsidiary's reasonably anticipated liability therefor have been appropriately established), promptly notify the Agent of its receipt of any notice of a violation of any such Environmental Laws or other such Applicable Laws, and indemnify and hold the Agent and the Lenders harmless from all loss, cost, damage, liability, claim and expense incurred by or imposed upon the Agent or any Lender on account of such Borrower's failure to perform its obligations under this SECTION 9.9.

                  (b) Whenever such Borrower gives notice to the Agent pursuant to this SECTION 9.9 with respect to a matter that reasonably could be expected to result in liability to such Borrower or Subsidiary in excess of $500,000 in the aggregate, such Borrower shall, at the Agent's request


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

         and the Borrowers' expense (i) cause an independent environmental engineer acceptable to the Agent to conduct an assessment, including tests where necessary, of the site where the noncompliance or alleged noncompliance with Environmental Laws has occurred and prepare and deliver to the Agent a report setting forth the results of such assessment, a proposed plan to bring such Borrower or Subsidiary into compliance with such Environmental Laws (if such assessment indicates noncompliance) and an estimate of the costs thereof, and (ii) provide to the Agent a supplemental report of such engineer whenever the scope of the noncompliance, or the response thereto or the estimated costs thereof, shall materially adversely change.

         SECTION 9.10. YEAR 2000 COMPLIANCE. Promptly notify the Agent in the event such Borrower discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant (as defined in SECTION 6.1(FF)).

         SECTION 9.11. ADDITIONAL BORROWERS. Upon Kellstrom's request and the approval of the Agent (such approval to be granted or denied in the Agent's sole discretion), cause any wholly-owned U.S. Subsidiary of any Borrower to become a party to this Agreement as a Borrower by: (a) causing such Subsidiary to execute a Joinder Agreement in substantially the same form as EXHIBIT F hereto, (b) causing such Subsidiary to execute a Note in favor of each Lender, and (c) delivering such other documentation as the Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements (and lien searches), security agreements (and FAA lien searches), landlord waivers, certified resolutions and other organizational and authorizing documents of such Subsidiary and favorable opinions of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Agent.

         SECTION 9.12. ADDITIONAL TRUSTS; SUBSIDIARY GUARANTORS. Upon the formation of a Trust by any Borrower, prior to permitting such trust to hold title to and ownership of any Airframe Inventory or Engine Inventory, and upon the formation or acquisition of any new direct or indirect Subsidiaries by any Borrower, if such Subsidiary is not made a Borrower pursuant to SECTION 9.11, then in each instance, within 10 days after such formation or acquisition, at its expense:

                  (a) cause each such U.S. Subsidiary (each, a "Subsidiary Guarantor") to duly execute and deliver to the Agent a Guaranty, in form and substance satisfactory to the Agent, guaranteeing the payment in full of the Secured Obligations and the performance of all of the Borrowers' obligations under the Loan Documents (each a "Subsidiary Guaranty"),

                  (b) cause each such U.S. Subsidiary to duly execute and deliver to the Agent, for the benefit of the Secured Parties, mortgages, pledges, assignments and other security agreements, as specified by and in form and substance consistent with this Agreement and otherwise reasonably satisfactory to the Agent, securing such Subsidiary's obligations under its Subsidiary Guaranty and constituting first priority Liens on all of such Subsidiary's assets (real and personal), subject only to Permitted Liens,

                  (c) duly execute and deliver to the Agent, for the benefit of the Secured Parties, a stock pledge agreement and blank stock power, as specified by and in form and substance satisfactory to the Agent, securing the Secured Obligations and constituting a first priority Lien on, in the case of U.S. Subsidiaries, all of each such U.S. Subsidiary's capital stock, and in the


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

         case of foreign Subsidiaries, 65% of each such foreign Subsidiary's voting stock and 100% of such foreign Subsidiary's non-voting stock, subject only to Permitted Liens,

                  (d) cause each such Trust to duly execute and deliver to the Agent a Guaranty, in form and substance satisfactory to the Agent, guaranteeing the payment in full of the Secured Obligations and the performance of all of the Borrowers' obligations under the Loan Documents (each a "Trust Guaranty"),

                  (e) cause each such Trust to duly execute and deliver to the Agent, for the benefit of the Secured Parties, mortgages, pledges, assignments and other security agreements, as specified by and in form and substance consistent with this Agreement and otherwise reasonably satisfactory to the Agent, securing such Trust's obligations under its Trust Guaranty and constituting first priority Liens on all of such Trust's assets (real and personal), subject only to Permitted Liens,

                  (f) cause the Borrower that is the owner participant of such Trust to duly execute and deliver a collateral assignment of its interest in the Trust, in form and substance satisfactory to the Agent,

                  (g) take, and cause each Subsidiary Guarantor or such Trust to take, such action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the filing of security agreements, and the delivery of original stock certificates) as may be reasonably necessary or advisable in the opinion of the Agent to vest in the Agent, for the benefit of the Secured Parties, valid and subsisting perfected Liens on the properties purported to be subject to the mortgages, pledges, assignments and security agreements delivered pursuant to this SECTION 9.12, enforceable against all third parties in accordance with their terms, subject only to Permitted Liens,

                  (h) deliver to the Agent, upon the request of the Agent in its sole discretion, a signed copy of a favorable opinion of counsel for the Borrowers, such Subsidiary Guarantor or such Trust, addressed to the Agent and the other Lenders, acceptable to the Agent as to the matters contained in CLAUSES (a), (b), (c), (d), (e), (f) and (g) above, as applicable, as to such guaranties, mortgages, pledges, assignments and security agreements being legal, valid and binding obligations of each party thereto enforceable in accordance with their terms, and as to such other matters as the Agent may reasonably request, and

                  (i) deliver to the Agent, upon the request of the Agent in its sole discretion, with respect to each parcel of real property owned or held by such Subsidiary Guarantor or such Trust, all items set forth in
         SECTION 5.1(d)(xvii), (xxi) and (xxii) with respect to such real property, together with such environmental audits of such real property as the Agent reasonably requests, all in form and substance reasonably satisfactory to the Agent.

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

                                   ARTICLE 10

                                   INFORMATION

                  Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in SECTION 15.11, the Borrowers will furnish to the Agent and to each Lender at the offices then designated for such notices pursuant to SECTION 15.1:

         SECTION 10.1. FINANCIAL STATEMENTS.

                  (a) AUDITED YEAR-END STATEMENTS. As soon as available, but in any event not later than 2 Business Days after the date that Kellstrom is required to file its 10K with the SEC for such year, copies of the consolidating and consolidated balance sheets of the Borrowers and their Consolidated Subsidiaries as at the end of such fiscal year and the related statements of operations, shareholders' equity and cash flows for such fiscal year, in each case setting forth in comparative form the figures for the previous fiscal year, reported on, as to such consolidated statements, without qualification by independent certified public accountants of nationally recognized standing;

                  (b) MONTHLY FINANCIAL STATEMENTS. As soon as available after the end of each month, but in any event within 30 days after the end of each month, copies of the unaudited consolidated balance sheet of the Borrowers and their Consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of operations for the Borrowers and their Consolidated Subsidiaries for such month and for the portion of the fiscal year through such month, certified by the Financial Officer as presenting fairly the financial condition and results of operations of the Borrowers and their Consolidated Subsidiaries (subject to normal year-end audit adjustments);

                  (c) QUARTERLY STATEMENTS OF CASH FLOW. As soon as available after the end of each quarter, but in any event not later than 2 Business Days after the date that Kellstrom is required to file its 10Q with the SEC for such quarter, copies of the unaudited statements of cash flows of the Borrowers and their Consolidated Subsidiaries as at the end of such quarter and for the portion of the fiscal year through such quarter, certified by the Financial Officer as presenting fairly the financial condition and results of operations of the Borrowers and their Consolidated Subsidiaries (subject to normal year-end audit adjustments);

                  (d) PROJECTIONS. Not later than 30 days prior to each anniversary of the Effective Date, the Projections; and

                  (e) ANNUAL BUDGET. As soon as available, but in any event at least 15 days prior to the beginning of each fiscal year, an operating budget for the Borrowers and their Consolidated Subsidiaries for such fiscal year, in the form customarily prepared by management of the Borrowers consistent with past practice, together with a statement of the assumptions upon which such budget was prepared.

All such financial statements referred to in CLAUSES (a), (b) and (c) shall be complete and correct in all material respects and prepared in accordance with GAAP (except, with respect to interim financial



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

statements described in CLAUSES (b) and (c), for the omission of footnotes and for the effect of normal year-end audit adjustments) applied consistently throughout the periods reflected therein.

         SECTION 10.2. ACCOUNTANTS' CERTIFICATE. Together with the financial statements referred to in SECTION 10.1(a), the Borrowers shall deliver a certificate of such accountants addressed to the Agent

                  (a) stating that in making the examination necessary for the certification of such financial statements, nothing has come to their attention to lead them to believe that any Default or Event of Default exists and, in particular, they have no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature, and

                  (b) having attached the calculations, prepared by the Borrowers and reviewed by such accountants, required to establish whether or not the Borrowers are in compliance with the covenants contained in SECTIONS 11.1, 11.2, 11.5, 11.10 and 11.11, as at the date of such financial statements.

         SECTION 10.3. OFFICER'S CERTIFICATE. At the time that the Borrowers furnish the financial statements pursuant to SECTION 10.1(b) for any month that is the last month of a fiscal quarter of the Borrowers, the Borrowers shall also furnish a certificate of the Financial Officer

                  (a) setting forth as at the end of such fiscal quarter or fiscal year, as the case may be, the calculations required to establish whether or not the Borrowers were in compliance with the requirements of SECTIONS 11.1, 11.2, 11.5, 11.10 and 11.11, as at the end of each respective period,

                  (b) stating that the information on the schedules to this Agreement are complete and accurate as of the date of such certificate or, if such is not the case, attaching to such certificate updated schedules, and

                  (c) stating that, based on a reasonably diligent examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default.

         SECTION 10.4. COPIES OF OTHER REPORTS.

                  (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to any Borrower or its Board of Directors by its independent public accountants, including, without limitation, any management report.

                  (b) As soon as practicable, copies of all financial statements and reports that any Borrower shall send to its shareholders generally and of all registration statements and all regular or periodic reports which any Borrower shall file with the Securities and Exchange Commission or any successor commission.

                  (c) As soon as reasonably practicable following each request, which request may be made at any time or times by the Agent, but which request may be made by a Lender only upon the occurrence of a Default or Event of Default, such forecasts, data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of any Borrower or any of its Subsidiaries as the Agent or any Lender may reasonably request and that any Borrower has or (except in the case of legal opinions relating to the perfection or priority of the Security Interest) without unreasonable expense can obtain. The rights of the Agent and the Lenders under this SECTION 10.4 are in addition to and not in derogation of their rights under any other provision of this Agreement or of any other Loan Document.

                  (d) If requested by the Agent or any Lender, statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of the Board of Governors of the Federal Reserve System.

         SECTION 10.5. NOTICE OF LITIGATION AND OTHER MATTERS. Prompt notice of:

                  (a) the commencement, to the extent any Borrower is aware of the same, of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any other way relating to or affecting any Borrower, any of its Subsidiaries, any Trust, or any of any Borrower's or any of its Subsidiaries' properties, assets or businesses, which might, singly or in the aggregate, result in the occurrence of a Default or an Event of Default, or have a Materially Adverse Effect,

                  (b) any amendment of the articles of incorporation or by-laws of any Borrower or any of its Subsidiaries or to the organizational or trust agreement applicable to the Trust,

                  (c) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of any Borrower or any of its Subsidiaries which has had or may have, singly or in the aggregate, a Materially Adverse Effect and any change in the executive officers of any Borrower or any of its Subsidiaries, and

                  (d) any Default or Event of Default or any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default by any Borrower or any of its Subsidiaries under any material agreement (other than this Agreement) to which such Borrower or any of its Subsidiaries is a party or by which such Borrower, any of its Subsidiaries or any of their properties may be bound.

         SECTION 10.6. ERISA. As soon as possible and in any event within 30 days after any Borrower knows, or has reason to know, that:

                  (a) any Termination Event with respect to a Plan has occurred or will occur, or

                  (b) the aggregate present value of the Unfunded Vested Accrued Benefits under all Plans is equal to an amount in excess of $0, or

                  (c) any Borrower or any of its Subsidiaries is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of any Borrower's or such Subsidiary's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, a certificate of the Financial Officer setting forth the details of such event and the action which is proposed to be taken with respect thereto, together with any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such event.

         SECTION 10.7. ACCURACY OF INFORMATION. All written information, reports, statements and other papers and data furnished to the Agent or any Lender, whether pursuant to this ARTICLE 10 or any other provision of this Agreement or of any other Loan Document, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Agent and the Lenders materially true and accurate knowledge of the subject matter.

         SECTION 10.8. REVISIONS OR UPDATES TO SCHEDULES. Should any of the information or disclosures provided on any of the Schedules originally attached hereto become outdated or incorrect in any material respect, as part of the officer's certificate required pursuant to SECTION 10.3(b), such revisions or updates to such Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s), PROVIDED that no such revisions or updates to any Schedule(s) shall be deemed to have amended, modified or superseded such Schedule(s) as originally attached hereto, or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule(s), unless and until the Required Lenders in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule(s).

         SECTION 10.9. SUBORDINATED INDEBTEDNESS CERTIFICATE. Not less than five Business Days prior to any scheduled payment of any principal of, or interest or other amounts on, the Subordinated Indebtedness, and as a condition precedent to making such payment, the Borrowers shall furnish a certificate of the Financial Officer stating:

                  (a) that no Default or Event of Default is in existence as of the date of the certificate or will be in existence as of the date of such payment, both with and without giving effect to the making of such payment, and

                  (b) the amount of principal and interest to be paid.

                                   ARTICLE 11

                               NEGATIVE COVENANTS

         Until the Revolving Credit Facility has been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in SECTION 15.11, the Borrowers will not directly or indirectly and, in the case of SECTIONS 11.2 through 11.18, will not permit any of their Subsidiaries to:

         SECTION 11.1. FINANCIAL RATIOS.

                  (a) MINIMUM CONSOLIDATED ADJUSTED NET WORTH. Permit the Consolidated Adjusted Net Worth of the Borrowers and their Consolidated Subsidiaries (i) to be less than $130,000,000 as of the end of the Borrowers' 1998 fiscal year or (ii) for any fiscal year end thereafter, to be less than the Borrowers' actual Consolidated Adjusted Net Worth as of the immediately preceding fiscal year end plus $10,000,000. No secondary equity offering, debt offering, or conversion of the Convertible Subordinated Notes or other Subordinated Indebtedness to equity shall be included for purposes of determining whether annual step-ups in Consolidated Adjusted Net Worth have been achieved.

                  (b) MAXIMUM CONSOLIDATED FUNDED INDEBTEDNESS TO CONSOLIDATED EBITDA RATIO. Permit the ratio of the Consolidated Funded Indebtedness of the Borrowers and their Consolidated Subsidiaries as of any fiscal quarter end, to the Consolidated EBITDA of the Borrowers and their Consolidated Subsidiaries (including for purposes of this calculation the pro forma EBITDA of any Person acquired by any Borrower in connection with a Permitted Acquisition, which pro forma EBITDA shall be taken from Kellstrom's filing with the SEC with respect to such Permitted Acquisition and approved by the Agent in its sole discretion) for the preceding four fiscal quarters, to be greater than 6.5 to 1.

                  (c) MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit the ratio of (i) the Consolidated EBITDA of the Borrowers and their Consolidated Subsidiaries, minus income taxes paid in cash, Unfunded Capital Expenditures and dividends, to (ii) the Consolidated Fixed Charges of the Borrowers and their Consolidated Subsidiaries, as of the end of any fiscal quarter of the Borrowers, measured for the immediately preceding four fiscal quarters, to be less than 1.5 to 1.

                  (d) MINIMUM CONSOLIDATED NET INCOME. Permit the Consolidated Net Income of the Borrowers and their Consolidated Subsidiaries as of the end of any fiscal quarter of the Borrowers, measured for the immediately preceding four fiscal quarters, to be less than $5,000,000.

         SECTION 11.2. INDEBTEDNESS FOR MONEY BORROWED. Create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any Indebtedness for Money Borrowed, except that this SECTION 11.2 shall not apply to:

                  (a) Indebtedness for Money Borrowed represented by the Loans and the Notes,

                  (b) Indebtedness for Money Borrowed existing on the Effective Date and reflected on SCHEDULE 6.1(k) (excluding any such Indebtedness that is to be paid in full on the Effective Date),

                  (c) Permitted Aircraft Purchase Money Indebtedness,

                  (d) Permitted Purchase Money Indebtedness, and

                  (e) the Subordinated Indebtedness.

         SECTION 11.3. GUARANTIES. Become or remain liable with respect to any Guaranty of any obligation of any other Person, other than (a) any Subsidiary Guaranty or Trust Guaranty under SECTION 9.12, (b) the VRDN Guaranty and (c) any Guaranty required under Section 10.11 of the Securities Purchase Agreement related to the Equitable Subordinated Loan.

         SECTION 11.4. INVESTMENTS. Acquire, after the Agreement Date, any Business Unit or Investment or, after such date, maintain any Investment, other than Permitted Investments.

         SECTION 11.5. CAPITAL EXPENDITURES. Make or incur any Capital Expenditures, except that the Borrowers and their Subsidiaries in the aggregate may make or incur Capital Expenditures in any fiscal year in an amount not to exceed, in the aggregate, $5,000,000. For purposes of calculating Capital Expenditures of the Borrowers and their Subsidiaries for the 1998 fiscal year, the costs and expenses actually incurred by Kellstrom in fiscal year 1998 in connection with the construction of its headquarters on the VRDN Real Estate shall be excluded from the calculation of Capital Expenditures.

         SECTION 11.6. RESTRICTED DIVIDEND PAYMENTS AND PURCHASES, ETC. Declare or make any Restricted Dividend Payment, Restricted Payment or Restricted Purchase; provided, however, Kellstrom may make the following payments: (a) payments of retainers and advisory fees to Helix Capital, and (b) payment of management fees to Zivi R. Nedivi or to any Person wholly owned by Zivi R. Nedivi, pursuant to the then-effective management agreement by and between Kellstrom and Zivi R. Nedivi.

         SECTION 11.7. MERGER, CONSOLIDATION AND SALE OF ASSETS. Merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person other than sales and leases of Inventory in the ordinary course of business.

         SECTION 11.8. TRANSACTIONS WITH AFFILIATES. Effect any transaction with any Affiliate on a basis less favorable to the Borrowers or such Subsidiary than would be the case if such transaction had been effected with a Person not an Affiliate.

         SECTION 11.9. LIENS. Create, assume or permit or suffer to exist or to be created or assumed any Lien on any of the Collateral or its other assets, other than Permitted Liens.

         SECTION 11.10. CAPITALIZED LEASE OBLIGATIONS. Incur or permit to exist any Capitalized Lease Obligation if such Capitalized Lease Obligation when added to existing Capitalized Lease Obligations and Permitted Purchase Money Indebtedness of the Borrowers and their Subsidiaries would exceed $5,000,000 in the aggregate.

         SECTION 11.11. OPERATING LEASES. Enter into any Operating Lease if the aggregate annual rental payable under all Operating Leases of the Borrowers and their Subsidiaries would exceed $800,000 in the aggregate at any time after the Effective Date.

         SECTION 11.12. REAL ESTATE LEASES. Enter into any real property lease, including a lease relating to the Real Estate occupied by the Borrowers or their Subsidiaries on the Effective Date, without the prior written consent of the Agent, on behalf of the Secured Parties, which consent shall not be unreasonably withheld.

         SECTION 11.13. PLANS. Permit any condition to exist in connection with any Plan which might constitute grounds for the PBGC to institute proceedings to have such Plan terminated or a trustee appointed to administer such Plan, and any other condition, event or transaction with respect to any Plan which could result in the incurrence by any Borrower or its Subsidiaries of any material liability, fine or penalty.

         SECTION 11.14. SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for any Borrower's or its Subsidiaries' leasing from such Person any real or personal property which has been or is to be sold or transferred, directly or indirectly, by such Borrower or Subsidiaries to such Person.

         SECTION 11.15. AMENDMENTS OF OTHER AGREEMENTS. Amend in any way the (a) subordination provisions applicable to the Subordinated Indebtedness, (b) definition of "Change of Control" as defined in the Securities Purchase Agreement relating to the Equitable Subordinated Loan or "Change in Control" as defined in the Indentures relating to the Convertible Subordinated Notes, (c) definitions of "Senior Debt" in the documents evidencing the Equitable Subordinated Loan or "Designated Senior Indebtedness" as defined in the Indentures relating to the Convertible Subordinated Notes, or (d) interest rate (or formula pursuant to which such interest rate is determined) or principal amount or schedule of payments of principal and interest with respect to any Indebtedness (other than the Secured Obligations) other than to reduce the interest rate or extend the schedule of payments with respect thereto.

         SECTION 11.16. MINIMUM AVAILABILITY. Permit Availability to be less than $10,000,000 at any time.

         SECTION 11.17. FISCAL YEAR. Change the end of their fiscal year from December 31.

         SECTION 11.18. INSURANCE; PROHIBITED COUNTRIES. Permit any Inventory or any part thereof to be operated in or to any area excluded from coverage by any insurance required by the provisions of SECTION 8.8 or the insurance provisions of the Airframe and Engine Mortgage, or permit any Inventory or any part thereof to be operated in or to any Prohibited Country.

         SECTION 11.19. INTEREST RATE PROTECTION AGREEMENTS. Enter into any Interest Rate Protection Agreements other than for the purpose of managing existing or anticipated interest rate risks in connection with the Loans hereunder.

                                   ARTICLE 12

                                     DEFAULT

         SECTION 12.1. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

                  (a) DEFAULT IN PAYMENT. The Borrowers shall default in any payment of principal of or interest on any Loan or any Note when and as due (whether at maturity, by reason of acceleration or otherwise); provided, however, that if Borrowers are in compliance with the minimum Availability covenant set forth in SECTION 11.16, and making such payment of principal of or interest on such Loan or Note would not cause noncompliance with SECTION 11.16, then failure to make any such payment, other than any payment due upon the maturity (by reason of acceleration or otherwise) of the Loans, shall not be a default unless the Borrowers fail to make such payment within 2 Business Days following the date written notice of such failure has been given to Kellstrom by the Agent.

                  (b) OTHER PAYMENT DEFAULT. The Borrowers shall default in the payment, as and when due, of principal of or interest on, any other Secured Obligation, and such default shall continue for more than 5 days after written notice has been given to Kellstrom by the Agent.

                  (c) MISREPRESENTATION. Any representation or warranty made or deemed to be made by any Obligor under this Agreement or any Loan Document, or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made.

                  (d) DEFAULT IN PERFORMANCE. Any Borrower shall default in the performance or observance of any term, covenant, condition or agreement to be performed by the Borrowers (or any of them), contained in:

                           (i) ARTICLES 7, 10 or 11 or SECTIONS 8.1, 8.2, 8.4,
                  8.5, 8.6, 8.7, 8.9, 8.10, 8.11, 8.12, 8.13, 9.1, 9.2, 9.6,
                  9.7, 9.8, 9.11 and 9.12 of this Agreement;

                           (ii) SECTIONS 8.3, 8.8, 8.14, 8.15, 9.3, 9.4, 9.5,
                  9.9 or 9.10 and such default shall continue for a period of 10 days after the earlier of (A) the date on which an officer of any Borrower becomes aware of such default or (B) written notice thereof has been given to any Borrower by the Agent; or

                           (iii) any other provision of this Agreement (other
                  than as specifically provided for otherwise in this SECTION 12.1) and such default shall continue for a period of 30 days after the earlier of (A) the date on which an officer of any Borrower becomes aware of such default or (B) written notice thereof has been given to Kellstrom by the Agent.

                  (e) INDEBTEDNESS CROSS-DEFAULT.

                           (i) Any Borrower or any Subsidiary of any Borrower
                  shall fail to pay when due and payable the principal of or interest on the Subordinated Indebtedness or any other Indebtedness for Money Borrowed (other than the Loans) in an amount in excess of $1,000,000, provided that the Borrowers' failure to make a payment of the principal of or interest on the Subordinated Indebtedness on account of the operation of the subordination provisions applicable thereto shall not be an Event of Default, or

                           (ii) the maturity of any such Indebtedness described
                  in clause (i) shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Indebtedness, or (B) been required to be prepaid prior to the stated maturity thereof, or

                           (iii) any event shall have occurred and be continuing
                  which would permit any holder or holders of such Indebtedness described in clause (i), any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity, and such Borrower or Subsidiary shall have failed to cure such default prior to the expiration of any applicable cure or grace period, or

                           (iv) any default or event of default shall occur
                  under the VRDN Documents and Kellstrom shall have failed to cure such default or event of default prior to the expiration of any applicable cure or grace period.

                  (f) OTHER CROSS-DEFAULTS. Any Obligor shall default in the payment when due, or in the performance or observance, subject to applicable cure periods, of any obligation or condition of any agreement, contract or lease (other than this Agreement, the Security Documents or any such agreement, contract or lease relating to Indebtedness for Money Borrowed) if the existence of any such defaults, singly or in the aggregate, could in the reasonable judgment of the Agent have a Materially Adverse Effect; provided, however, that for the purposes of this provision where such a default could result only in a monetary loss, a Materially Adverse Effect shall not be deemed to have occurred unless the aggregate of such losses would exceed $1,000,000.

                  (g) VOLUNTARY BANKRUPTCY PROCEEDING. Any Obligor shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

                  (h) INVOLUNTARY BANKRUPTCY PROCEEDING. A case or other proceeding shall be commenced against any Obligor in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Obligor, or of all or any substantial part of the assets, domestic or foreign, of such Obligor, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against such Obligor (including, but not limited to, an order for relief under such federal bankruptcy laws), shall be entered.

                  (i) FAILURE OF AGREEMENTS. Any Obligor shall challenge the validity and binding effect of any provision of any Loan Document after delivery thereof or shall state its intention to make such a challenge in writing, or any Loan Document, after delivery thereof hereunder, shall for any reason (except to the extent permitted by the terms thereof) cease to create a valid and perfected first priority Lien (except for Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby.

                  (j) JUDGMENT. A final, unappealable judgment or order for the payment of money in an amount which exceeds $250,000 shall be entered against any Obligor by any court and such judgment or order shall continue undischarged or unstayed for 30 days.

                  (k) ATTACHMENT. A warrant or writ of attachment or execution or similar process which exceeds $250,000 in value shall be issued against any property of any Obligor, and such warrant or process shall continue undischarged or unstayed for 30 days.

                  (l) LOAN DOCUMENTS. Any event of default under any Loan Document shall occur or any Obligor shall default in the performance or observance of any term, covenant, condition or agreement contained in, or the payment of any other sum covenanted to be paid by any Obligor, under, any Loan Document; PROVIDED, HOWEVER that no event of default under any Loan

         Document shall be deemed to have occurred until any notice required under such Loan Document has been given and any grace period granted under such Loan Document has expired.

                  (m) ERISA.

                           (i) Any Termination Event with respect to a Plan
                  shall occur that, after taking into account the excess, if any, of (A) the fair market value of the assets of any other Plan with respect to which a Termination Event occurs on the same day (but only to the extent that such excess is the property of the Borrowers) over (B) the present value on such day of all vested nonforfeitable benefits under such other Plan, results in an Unfunded Vested Accrued Benefit in excess of $0, or

                           (ii) any Plan shall incur an "accumulated funding
                  deficiency" (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Internal Revenue Code and ERISA, or

                           (iii) any Borrower or any of its Subsidiaries is in
                  "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from a Borrower's or any of its Subsidiaries complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan.

                  (n) CHANGE IN CONTROL. At any time after the Agreement Date,
         (i) a Person or "group" of Persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder), shall acquire, beneficially or of record, 25% or more of the outstanding voting stock (stock entitled to vote for election of directors excluding rights subject to a contingency) of Kellstrom, or (ii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board of Directors of any Borrower (together with any new directors whose election by the Board of Directors of such Borrower or whose nomination for election by the shareholders of such Borrower, as the case may be, was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of such Borrower, as the case may be, then in office, or (iii) a "Change in Control" as defined in the Indentures relating to the Convertible Subordinated Notes occurs, or (iv) a "Change of Control" as defined in the Securities Purchase Agreement relating to the Equitable Subordinated Loan occurs.

                  (o) CHANGE IN MANAGEMENT. For any reason Zivi R. Nedivi is no longer actively involved in the day-to-day operations of the Borrowers, unless a replacement reasonably satisfactory to the Required Lenders is appointed within 90 days.

                  (p) GENERAL INSECURITY. The occurrence of any act, omission, circumstance, event or condition or series of acts, omissions, circumstances, events or conditions which have or, in the Agent's or the Required Lenders' judgment, would have, either individually or in the aggregate, a Materially Adverse Effect.

         SECTION 12.1. REMEDIES.

                  (a) AUTOMATIC ACCELERATION AND TERMINATION OF FACILITIES. Upon the occurrence of an Event of Default specified in SECTION 12.1(g) or
         (h), (i) the principal of and the interest on the Loans and any Note at the time outstanding, and all other amounts owed to the Agent or the Lenders under this Agreement or any of the Loan Documents and all other Secured Obligations, shall thereupon become due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Agreement or any of the Loan Documents to the contrary notwithstanding, and (ii) the Revolving Credit Facility and the right of the Borrowers to request borrowings under this Agreement shall immediately terminate.

                  (b) OTHER REMEDIES. If any Event of Default shall have occurred, and during the continuance of any such Event of Default, the Agent may, and at the direction of the Required Lenders in their sole and absolute discretion shall, do any of the following:

                           (i) declare the principal of and interest on the
                  Loans and any Note at the time outstanding, and all other amounts owed to the Agent or the Lenders under this Agreement or any of the Loan Documents and all other Secured Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding;

                           (ii) terminate the Revolving Credit Facility and any
                  other right of the Borrowers to request borrowings or Letters of Credit hereunder;

                           (iii) notify, or request the Borrowers to notify, in
                  writing or otherwise, any Account Debtor with respect to any one or more of the Receivables to make payment to the Agent, for the benefit of the Secured Parties, or any agent or designee of the Agent, at such address as may be specified by the Agent and if, notwithstanding the giving of any notice, any Account Debtor shall make payments to the Borrowers, the Borrowers shall hold all such payments they receive in trust for the Agent, for the account of the Lenders, without commingling the same with other funds or property of, or held by, the Borrowers, and shall deliver the same to the Agent or any such agent or designee of the Agent immediately upon receipt by the Borrowers in the identical form received, together with any necessary endorsements;

                           (iv) settle or adjust disputes and claims directly
                  with Account Debtors on Receivables for amounts and on terms which the Agent considers advisable and in all such cases only the net amounts received by the Agent, for the account of the Lenders, in payment of such amounts, after deductions of costs and attorneys' fees, shall constitute Collateral and the Borrowers shall have no further right to make any such settlements or adjustments or to accept any returns of merchandise;

                           (v) enter upon any premises at which Inventory or
                  Equipment may be located and, without resistance or interference by the Borrowers, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Agent shall choose, without being liable to the Borrowers on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Agent shall act reasonably and in good faith;

                           (vi) require the Borrowers to and the Borrowers
                  shall, without charge to the Agent or any Lender, assemble the Inventory and Equipment and maintain or deliver it into the possession of the Agent or any agent or representative of the Agent at such place or places as the Agent may designate and as are reasonably convenient to both the Agent and the Borrowers;

                           (vii) at the expense of the Borrowers, cause any of
                  the Inventory and Equipment to be placed in a public or field warehouse, and the Agent shall not be liable to the Borrowers on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Agent shall act reasonably and in good faith;

                           (viii) without notice, demand or other process, and
                  without payment of any rent or any other charge, enter any of the Borrowers' premises and, without breach of the peace, until the Agent, on behalf of the Lenders, completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Borrowers' Equipment, for the purpose of (A) completing any work-in-process, preparing any Inventory for disposition and disposing thereof, and (B) collecting any Receivable, and the Agent for the benefit of the Secured Parties is hereby granted a license or sublicense and all other rights as may be necessary, appropriate or desirable to use the Proprietary Rights in connection with the foregoing, and the rights of the Borrowers under all licenses, sublicenses and franchise agreements shall inure to the Agent for the benefit of the Secured Parties (provided, however, that any use of any federally registered trademarks as to any goods shall be subject to the control as to the quality of such goods of the owner of such trademarks and the goodwill of the business symbolized thereby);

                           (ix) exercise any and all of its rights under any
                  and all of the Security Documents;

                           (x) apply the funds in the Cash Collateral Account
                  and any other Collateral consisting of cash to the payment of the Secured Obligations in any order in which the Agent, on behalf of the Lenders, may elect or use such cash in connection with the exercise of any of its other rights hereunder or under any of the Security Documents;

                           (xi) establish or cause to be established one or more
                  Lockboxes or other arrangement for the deposit of proceeds of Receivables, and, in such case, the Borrowers shall cause to be forwarded to the Agent at the Agent's Office, on a daily basis, copies of all checks and other items of payment and deposit slips related thereto deposited in such Lockboxes, together with collection reports in form and substance satisfactory to the Agent; and

                           (xii) exercise all of the rights and remedies of a
                  secured party under the Uniform Commercial Code and under any other Applicable Law, including, without limitation, the right, without notice except as specified below and with or without taking the possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Agent, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Borrowers agree that, to the extent notice of sale shall be required by law, at least 10 days notice to the Borrowers of the time and place of any public sale or the time after which any sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (c) ADDITIONAL LOUISIANA REMEDIES. Certain of the Collateral described in this Agreement is located in the State of Louisiana or may be subject to the laws of the State of Louisiana (provided, however, the parties by this Section in no way intend to derogate from the choice of law contained in SECTION 15.19 below). With respect to such Collateral, the following subsections (i) through (vii) shall apply.

                           (i) CONFESSION OF JUDGMENT; EXECUTORY AND OTHER
                  PROCESS. Each Borrower confesses judgment in favor of the Agent, for the benefit of itself as Agent and the Lenders, for the full amount of the Secured Obligations. Each Borrower agrees that, upon the occurrence and during the continuance of an Event of Default, the Agent may, without making further demand and without further notice or putting in default (which are hereby expressly waived), cause the Collateral, or any portion of it, to be seized and sold with or without appraisal (at Agent's option) by executory process issued by any competent court or enforce this Agreement in any other manner provided by law. The Agent may exercise the rights and remedies set forth in this paragraph in addition to (and whether or not) it also exercises its rights under any other provision of this Agreement or any other agreements between and among the Borrowers (or any of them), the Agent and the Lenders with respect to the Secured Obligations. If any proceedings (by executory process or otherwise) are commenced, all declarations of fact made by authentic act by a person declaring that he or she has personal knowledge of the facts shall constitute authentic evidence of the facts for all purposes.

                           (ii) NO COURT HEARING. Each Borrower recognizes that
                  the Agent shall have the right to cause the Collateral to be seized and sold by executory process without any prior court hearing at which such Borrower could appear and make objection. Each Borrower specifically waives any right that it may have to a court hearing prior to the seizure and sale of the Collateral.

                           (iii) WAIVERS. Each Borrower expressly waives: (A)
                  the benefit of appraisement, as provided in articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure, and all other laws conferring the same; (B) the demand and three days' delay provided by articles 2331, 2639, 2721 and 2722 of the Louisiana Code of Civil Procedure and all other laws conferring the same; and (C) the notice of seizure as provided in articles 2293 and 2721 of the Louisiana Code of Civil Procedure. Each Borrower expressly agrees to the immediate seizure of the Collateral in the event of suit to enforce this Agreement. The Agent shall not be obligated to take advantage of the waiver of appraisal or any other waiver set forth herein but may at its option cause the Collateral to be appraised upon foreclosure in accordance with law and observe the statutory provisions referred to in this paragraph.

                           (iv) KEEPER. Each Borrower and the Agent designate
                  the Agent or any agent or nominee of the Agent as keeper of the Collateral and also authorize the Agent to name another keeper of the Collateral or any portion thereof at the time of seizure in any action for the recognition or enforcement of this Agreement, but the Agent shall not be required to seek the appointment of a keeper. This Agreement is made pursuant to La. R.S. 9: Section 5136 ET SEQ., the provisions of which shall govern the powers and duties of the keeper. The keeper shall be paid as compensation for its services an amount equal to $500 per day. All sums paid by the Agent as keeper's fees and related costs and expenses, with interest thereon at the default rate specified above in SECTION 4.1(d), shall be Secured Obligations secured by this Agreement.

                           (v) SEARCH. If it becomes necessary for the Agent to
                  search for all or any of the Collateral at the time of foreclosure, the Agent may do so and the Borrowers shall reimburse the Agent on demand for the expenses incurred by the Agent in doing so with interest at the default rate specified above in SECTION 4.1(D), and this amount shall be Secured Obligations secured by this Agreement.

                           (vi) WAIVER OF EXEMPTIONS. Each Borrower waives in
                  favor of the Agent all homestead exemptions and other exemptions from seizure to which it may be entitled.

                           (vii) POWER OF ATTORNEY. The grant of authority
                  contained in this SECTION 12.2(C) is intended by each Borrower to be an irrevocable power of attorney, coupled with an interest, as permitted by Louisiana law, including, but not limited to, the provisions of La. R.S. 9: Section 5388.

         SECTION 12.3. APPLICATION OF PROCEEDS. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows:

                  (a) FIRST: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees,

                  (b) SECOND: to the payment of the Secured Obligations (with the Borrowers remaining liable for any deficiency) in accordance with
         SECTION 4.8(e), and

                  (c) THIRD: the balance (if any) of such proceeds shall be paid to the Borrowers, subject to any duty imposed by law, or otherwise to whomsoever shall be entitled thereto.

THE BORROWERS SHALL REMAIN JOINTLY AND SEVERALLY LIABLE AND WILL PAY, ON DEMAND, ANY DEFICIENCY REMAINING IN RESPECT OF THE SECURED OBLIGATIONS, TOGETHER WITH INTEREST THEREON AT A RATE PER ANNUM EQUAL TO THE HIGHEST RATE THEN PAYABLE HEREUNDER ON SUCH SECURED OBLIGATIONS, WHICH INTEREST SHALL CONSTITUTE PART OF THE SECURED OBLIGATIONS.

         SECTION 12.4. POWER OF ATTORNEY. In addition to the authorizations granted to the Agent under SECTION 8.13 or under any other provision of this Agreement or of any other Loan Document, during the continuance of an Event of Default, each Borrower hereby irrevocably designates, makes, constitutes and appoints the Agent (and all Persons designated by the Agent from time to time) as such Borrower's true and lawful attorney, and agent in fact, and the Agent, or any agent of the Agent, may, without notice to any Borrower, and at such time or times as the Agent or any such agent in its sole discretion may determine, in the name of such Borrower, another Borrower, the Agent or the Lenders,

                  (a) demand payment of the Receivables,

                  (b) enforce payment of the Receivables by legal proceedings or otherwise,

                  (c) exercise all of the Borrowers' rights and remedies with respect to the collection of Receivables,

                  (d) settle, adjust, compromise, extend or renew any or all of the Receivables,

                  (e) settle adjust or compromise any legal proceedings brought to collect the Receivables,

                  (f) discharge and release the Receivables or any of them,

                  (g) prepare, file and sign the name of any Borrower on any proof of claim in bankruptcy or any similar document against any Account Debtor,

                  (h) prepare, file and sign the name of any Borrower on any notice of Lien, assignment or satisfaction of Lien, or similar document in connection with any of the Collateral,

                  (i) endorse the name of any Borrower upon any chattel paper, document, instrument, notice, freight bill, bill of lading or similar document or agreement relating to the Receivables, the Inventory or any other Collateral,

                  (j) use the stationery of any Borrower and sign the name of any Borrower to verifications of the Receivables and on any notice to the Account Debtors,

                  (k) open the Borrowers' mail,

                  (l) notify the post office authorities to change the address for delivery of the Borrowers' mail to an address designated by the Agent, and

                  (m) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Receivables, Inventory or other Collateral to which any Borrower have access.

         SECTION 12.5. MISCELLANEOUS PROVISIONS CONCERNING REMEDIES.

                  (a) RIGHTS CUMULATIVE. The rights and remedies of the Agent and the Lenders under this Agreement, the Notes and each of the Loan Documents shall be cumulative and not exclusive of any rights or remedies which it or they would otherwise have. In exercising such rights and remedies the Agent and the Lenders may be selective and no failure or delay by the Agent or any Lender in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

                  (b) WAIVER OF MARSHALING. Each Borrower hereby waives any right to require any marshaling of assets and any similar right.

                  (c) LIMITATION OF LIABILITY. Nothing contained in this ARTICLE 12 or elsewhere in this Agreement or in any of the other Loan Documents shall be construed as requiring or obligating the Agent, any Lender or any agent or designee of the Agent or any Lender to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any Receivable or any other Collateral or the monies due or to become due thereunder or in connection therewith, or to take any steps necessary to preserve any rights against prior parties, and the Agent, the Lenders and their agents or designees shall have no liability to the Borrowers (or any of them) for actions taken pursuant to this ARTICLE 12, any other provision of this Agreement or any of the other Loan Documents so long as the Agent or such Lender shall act reasonably and in good faith.

                  (d) APPOINTMENT OF RECEIVER. In any action under this ARTICLE 12, the Agent shall be entitled during the continuance of an Event of Default to the appointment of a receiver, without notice of any kind whatsoever, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon such receiver.

                                   ARTICLE 13

                                   ASSIGNMENTS

         SECTION 13.1. SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

                  (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Agent, all future holders of the Notes, and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                  (b) Each Lender may, with the consent of Kellstrom (which shall not be unreasonably withheld, and which shall not be required if an Event of Default exists or if the assignment is to an Affiliate of such Lender) and the Agent's consent (which consent shall not be unreasonably withheld and shall not be required if the assignment is to an Affiliate of such Lender), assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Loans at the time owing to it and the Notes held by it); PROVIDED, HOWEVER, that (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Lender that is subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall in no event be less than the Minimum Commitment, (iii) in the case of a partial assignment, the amount of the Commitment that is retained by the assigning Lender (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall in no event be less than the Minimum Commitment, (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as hereinafter defined) an Assignment and Acceptance, together with any Note or Notes subject to such assignment,
         (v) such assignment shall not, without the consent of the Borrowers, require any Borrower to file a registration statement with the SEC or apply to or qualify the Loans or the Notes under the blue sky laws of any state, (vi) the representation contained in SECTION 13.2 hereof shall be true with respect to any such proposed assignee, and (vii) the parties to such assignment shall deliver to the Agent a processing fee of $5,000. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (y) the Lender assignor thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement (except with respect to its obligations under SECTION 14.7).

                  (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers (or any of them) or the performance or observance by the Borrowers (or any of them) of any of their obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in SECTION 6.1(o) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such Lender assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment, the fee described in CLAUSE (vii) of SECTION 13.1(b), and the written consent to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in the form of

         EXHIBIT D, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, (iii) give prompt notice thereof to the Lenders and the Borrowers, and (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrowers. Within five Business Days after receipt of notice, the Borrowers shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment Percentage assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assignor Lender. Following the Agent's receipt of the new Note or Note, each surrendered Note or Notes shall be cancelled and returned to the Borrowers.

                  (f) Each Lender may, without the consent of the Borrowers, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its commitments hereunder and the Loans owing to it and the Notes held by it); PROVIDED, HOWEVER, that (i) each such participation shall be in an amount not less than the Minimum Commitment, (ii) such Lender's obligations under this Agreement (including, without limitation, its commitments hereunder) shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement, (v) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; PROVIDED, that such Lender may agree with any participant that such Lender will not, without such participant's consent, agree to or approve any waivers or amendments which would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the commitments of such participant, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal or release Collateral securing the Loans (other than Collateral disposed of pursuant to SECTION 8.7 hereof or otherwise in accordance with the terms of this Agreement or the Security Documents), and (vi) any such disposition shall not, without the consent of the Borrowers, require any Borrower to file a registration statement with the SEC to apply to qualify the Loans or the Notes under the blue sky law of any state. Any Lender selling a participation to any bank or other entity that is not an Affiliate of such Lender shall give prompt notice thereof to the Borrowers.

                  (g) Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this SECTION 13.1, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Borrowers and its Subsidiaries furnished to such Lender by or on behalf of the Borrowers; PROVIDED that, prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrowers or such Lender (which in the case of an agreement with only such Lender, the Borrowers shall be recognized as a third party beneficiary thereof) to preserve the confidentiality of any confidential information relating to the Borrowers and its Subsidiaries received from such Lender.

                  (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

         SECTION 13.2. REPRESENTATION OF LENDERS. Each Lender hereby represents that it will make each Loan hereunder as a commercial loan for its own account in the ordinary course of its business; PROVIDED, however, that subject to
SECTION 13.1 hereof, the disposition of the Notes or other evidence of the Secured Obligations held by any Lender shall at all times be within its exclusive control.

                                   ARTICLE 14

                                      AGENT

         SECTION 14.1. APPOINTMENT OF AGENT. Each of the Lenders hereby irrevocably designates and appoints NationsBank, N.A. as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Agent, as the agent for such Lender to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, including, without limitation, to make determinations as to the eligibility of Inventory and Receivables, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Agent.

         SECTION 14.2. DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 14.3. EXCULPATORY PROVISIONS. Neither the Agent nor any of its trustees, officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable to any Lender (or any Lender's participants) for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender (or any Lender's participants) for any recitals, statements, representations or warranties made by the Borrowers or any of its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Borrowers or any of its Subsidiaries to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrowers or any of its Subsidiaries; provided, however, the Agent agrees to conduct 2 field examinations each fiscal year upon the request of the Required Lenders.

         SECTION 14.4. RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers or any of its Subsidiaries), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with SECTION
13.1. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION 14.5. NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) continue making Revolving Credit Loans to the Borrowers on behalf of the Lenders in reliance on the provisions of SECTION
4.7 and take such other action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 14.6. NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrowers and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder or by the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrowers and its Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 14.7. INDEMNIFICATION. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct or resulting solely from transactions or occurrences that occur at a time after such Lender has assigned all of its interests, rights and obligations under this Agreement pursuant to SECTION 13.1 or, in the case of a Lender to which an assignment is made hereunder pursuant to SECTION 13.1, at a time before such assignment. The agreements in this subsection shall survive the payment of the Notes, the Secured Obligations and all other amounts payable hereunder and the termination of this Agreement.

         SECTION 14.8. AGENT IN ITS INDIVIDUAL CAPACITY. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers and its Subsidiaries as if the Agent were not the Agent hereunder. With respect to its Commitment, the Loans made or renewed by it and any Note issued to it and any Letter of Credit issued by it, the Agent shall have and may exercise the same rights and powers under this Agreement and the other Loan Documents and is subject to the same obligations and liabilities as and to the extent set forth herein and in the other Loan Documents for any other Lender. The terms "Lenders" or "Required Lenders" or any other term shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender or one of the Required Lenders.

         SECTION 14.9. SUCCESSOR AGENT. The Agent may resign as Agent upon 30 days written notice to the Lenders and the Borrowers; provided, however, that such resignation shall not take effect until a successor agent has been appointed. If the Agent shall resign as Agent under this Agreement, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Borrowers (which approval shall not be unreasonably withheld and shall not be required if an Event of Default has occurred and is continuing), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. If the Required Lenders have failed to appoint a successor agent within 30 days after the resignation notice given by the Agent as provided above, then the Agent shall be entitled to appoint a successor agent from among the Lenders. After any Agent's resignation hereunder as Agent, the provisions of ARTICLE 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         SECTION 14.10. NOTICES FROM AGENT TO LENDERS. The Agent shall promptly, upon the written request from any Lender, forward to each Lender copies of any written notices, reports or other information supplied to it by the Borrowers (but which the Borrowers are not required to supply directly to the Lenders).

         SECTION 14.11. SYNDICATION AGENT. Each of the parties to this Agreement acknowledges that, other than any rights and duties explicitly assigned to the Syndication Agent under this Agreement, the Syndication Agent does not have any obligations hereunder and shall not be responsible or accountable to any other party hereto for any action or failure to act hereunder.

                                   ARTICLE 15

                                  MISCELLANEOUS

         SECTION 15.1. NOTICES.

                  (a) METHOD OF COMMUNICATION. Except as specifically provided in this Agreement or in any of the Loan Documents, all notices and the communications hereunder and thereunder shall be in writing or by telephone, subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by certified or registered mail, postage pre-paid, or by overnight courier, telex or facsimile transmission and shall be deemed received in the case of personal delivery, when delivered, in the case of mailing, when receipted for, in the case of overnight delivery, on the next Business Day after delivery to the courier, and in the case of telex and facsimile transmission, upon transmittal, provided that in the case of notices to the Agent, notice shall be deemed to have been given only when such notice is actually received by the Agent. A telephonic notice to the Agent, as understood by the Agent, will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

                  (b) ADDRESSES FOR NOTICES. Notices to any party shall be sent to it at the following addresses, or any other address of which all the other parties are notified in writing

                  If to the Borrowers:       Kellstrom Industries, Inc.
                                             14000 N.W. 4th Street
                                             Sunrise, Florida  33325
                                             Attn.: Michael W. Wallace, CFO
                                             Facsimile No.:  (954) 858-2449

                  with a courtesy copy to:   Akerman, Senterfitt & Eidson, P.A.
                                             Suite 950
                                             450 East Las Olas Boulevard
                                             Ft. Lauderdale, Florida  33301
                                             Attn.: Bruce March, Esq.
                                             Facsimile No.:  (954) 463-2224

                  If to the Agent:           NationsBank, N.A.
                                             Business Credit Division
                                             600 Peachtree Street
                                             13th Floor
                                             Atlanta, Georgia  30308
                                             Attn.:  Robert J. Walker, VP
                                             Facsimile No.: 404-607-6281
                  with a courtesy copy to:   Troutman Sanders LLP
                                             NationsBank Plaza
                                             Suite 5200
                                             600 Peachtree Street
                                             Atlanta, Georgia  30308-2216
                                             Attn:  Christine N. Schneider, Esq.
                                             Facsimile No.:  404-885-3900

                  If to a Lender:    At the address of such Lender set forth on
                                     the signature page hereof.

                  (c) AGENT'S OFFICE. The Agent hereby designates its office located at 600 Peachtree Street, Atlanta, Georgia 30308, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers, as the office to which payments due are to be made and at which Loans will be disbursed.

         SECTION 15.2. EXPENSES. The Borrowers jointly and severally agree to pay or reimburse on demand all costs and expenses incurred by the Agent and the Syndication Agent, including, without limitation, the reasonable fees and disbursements of counsel, in connection with

                  (a) the negotiation, preparation, execution, delivery, administration, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation

                           (i) the out-of-pocket costs and expenses incurred in
                  connection with the administration and interpretation of this Agreement and the other Loan Documents;

                           (ii) the costs and expenses of appraisals of the
                  Collateral;

                           (iii) the costs and expenses of lien and title
                  searches and title insurance;

                           (iv) the costs and expenses of environmental reports
                  with respect to the Real Estate; and

                           (v) taxes, fees and other charges for recording the
                  Mortgages, filing the Financing Statements and continuations and the costs and expenses of taking other actions to perfect, protect, and continue the Security Interests, including all filings with the FAA;

                  (b) the preparation, execution and delivery of any waiver, amendment, supplement or consent by the Agent and the Lenders relating to this Agreement or any of the Loan Documents;

                  (c) sums paid or incurred to pay any amount or take any action required of the Borrowers under the Loan Documents that the Borrowers fails to pay or take;

                  (d) costs of inspections and verifications of the Collateral, including, without limitation, standard per diem fees charged by the Agent for travel, lodging, and meals for inspections of the Collateral and the Borrowers' operations and books and records by the Agent's employees or agents up to four times per year and whenever an Event of Default exists;

                  (e) costs of inspections, verifications and field examinations of the Collateral incurred prior to the Effective Date;

                  (f) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining each Disbursement Account, Agency Account and Lockbox;

                  (g) costs and expenses of preserving and protecting the Collateral; and

                  (h) consulting, after the occurrence of a Default, with one or more Persons, including appraisers, accountants and lawyers, concerning the value of any Collateral for the Secured Obligations or related to the nature, scope or value of any right or remedy of the Agent or any Lender hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons.

The Borrowers jointly and severally agree to pay or reimburse on demand all costs and expenses incurred by the Agent and the Lenders, including, without limitation, the reasonable fees and disbursements of counsel, experts and other consultants to the Agent and any Lender, in connection with (a) any Default or Event of Default or any modification, amendment, waiver, restructuring or forbearance with respect to any of the Loan Documents in connection with such Default or Event of Default, and (b) any actions taken to obtain payment of the Secured Obligations, enforce the Security Interests, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents.

The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. Each Borrower hereby authorizes the Agent and the Lenders to debit such Borrower's Loan Accounts (by increasing the principal amount of the Revolving Credit Loan) in the amount of any such costs and expenses owed by the Borrowers when due.

         SECTION 15.3. STAMP AND OTHER TAXES. The Borrowers will pay any and all stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Agent and the Lenders against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the Loan Documents or the perfection of any rights or security interest thereunder, including, without limitation, the Security Interest.

         SECTION 15.4. SETOFF. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender, any participant with such Lender in the Loans and each Affiliate of each Lender are hereby authorized by each Borrower at any time or from time to time, without notice to any Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by any Lender or any Affiliate of any Lender or any participant to or for the credit or the account of any Borrower against and on account of the Secured Obligations irrespective or whether or not

                  (a) the Agent or such Lender shall have made any demand under this Agreement or any of the Loan Documents, or

                  (b) the Agent or such Lender shall have declared any or all of the Secured Obligations to be due and payable as permitted by SECTION
         12.2 and although such Secured Obligations shall be contingent or unmatured.

         SECTION 15.5. LITIGATION. THE BORROWERS, THE AGENT, THE SYNDICATION AGENT AND EACH LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE BORROWERS (OR ANY OF THEM), THE AGENT, THE SYNDICATION AGENT AND SUCH LENDER ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE BORROWERS (OR ANY OF THEM) AND THE AGENT, THE SYNDICATION AGENT OR ANY LENDER OF ANY KIND OR NATURE. THE BORROWERS, THE AGENT, THE SYNDICATION AGENT AND THE LENDERS HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE AGENT, THE SYNDICATION AGENT OR ANY LENDER, ANY COURT IN WHICH THE AGENT, THE SYNDICATION AGENT OR SUCH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWERS (OR ANY OF THEM) AND THE AGENT, THE SYNDICATION AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWERS AT THE ADDRESS OF THE BORROWERS SET FORTH IN SECTION 15.1. SHOULD ANY BORROWER FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN 30 DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

         SECTION 15.6. WAIVER OF RIGHTS. EACH BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES ALL RIGHTS WHICH SUCH BORROWER HAS UNDER CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW TO NOTICE AND TO A JUDICIAL HEARING PRIOR TO THE ISSUANCE OF A WRIT OF POSSESSION ENTITLING THE AGENT OR ANY

LENDER, OR THE SUCCESSORS AND ASSIGNS OF THE AGENT, THE SYNDICATION AGENT OR SUCH LENDER TO POSSESSION OF THE COLLATERAL UPON AN EVENT OF DEFAULT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND WITHOUT LIMITING ANY OTHER RIGHT WHICH THE AGENT, THE SYNDICATION AGENT OR THE LENDERS MAY HAVE, EACH BORROWER CONSENTS THAT IF LENDER FILES A PETITION FOR AN IMMEDIATE WRIT OF POSSESSION IN COMPLIANCE WITH SECTIONS 44-14-261 AND 44-14-262 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW, AND THIS WAIVER OR A COPY HEREOF IS ALLEGED IN SUCH PETITION AND ATTACHED THERETO, THE COURT BEFORE WHICH SUCH PETITION IS FILED MAY DISPENSE WITH ALL RIGHTS AND PROCEDURES HEREIN WAIVED AND MAY ISSUE FORTHWITH AN IMMEDIATE WRIT OF POSSESSION IN ACCORDANCE WITH CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR IN ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW, WITHOUT THE NECESSITY OF AN ACCOMPANYING BOND AS OTHERWISE REQUIRED BY SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA OR BY ANY SIMILAR PROVISION UNDER APPLICABLE LAW. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS THE TERMS OF THIS WAIVER AND THE EFFECT HEREOF.

         SECTION 15.7. CONSENT TO ADVERTISING AND PUBLICITY. With the prior written consent of the Borrowers, which consent shall not be unreasonably withheld, the Agent, on behalf of the Lenders, may issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of each Borrower, the amount, interest rate, maturity, collateral and a general description of the Borrowers' business.

         SECTION 15.8. REVERSAL OF PAYMENTS. The Agent and each Lender shall have the continuing and exclusive right to apply, reverse and re-apply any and all payments to any portion of the Secured Obligations in a manner consistent with the terms of this Agreement. To the extent any Borrower makes a payment or payments to the Agent, for the account of the Lenders, or any Lender receives any payment or proceeds of the Collateral for the Borrowers' benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect, as if such payment or proceeds had not been received by the Agent or such Lender.

         SECTION 15.9. INJUNCTIVE RELIEF. Each Borrower recognizes that, in the event such Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to the Agent and the Lenders; therefore, each Borrower agrees that if any Event of Default shall have occurred and be continuing, the Agent and the Lenders, if the Agent or any Lender so requests, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

         SECTION 15.10. ACCOUNTING MATTERS. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Borrowers to determine whether they are in compliance with any covenant contained herein, shall, unless this Agreement otherwise provides or unless Required Lenders shall otherwise consent in writing, be performed in accordance with GAAP.

         SECTION 15.11. AMENDMENTS.

                  (a) Except as set forth in SUBSECTION (b) below, any term, covenant, agreement or condition of this Agreement or any of the Loan Documents may be amended or waived, and any departure therefrom may be consented to by the Required Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders and, in the case of an amendment (other than an amendment described in SECTION 15.11(d)), by the Borrowers, and in any such event, the failure to observe, perform or discharge any such term, covenant, agreement or condition (whether such amendment is executed or such waiver or consent is given before or after such failure) shall not be construed as a breach of such term, covenant, agreement or condition or as a Default or an Event of Default; PROVIDED that:

                           (i) without the written consent of NationsBank, no
                  amendment or waiver shall be made to any provision of ARTICLE 3 hereof or any of NationsBank's rights or obligations with respect to Letters of Credit,

                           (ii) without the written consent of NationsBank, no
                  amendment or waiver shall be made to any of NationsBank's rights or obligations with respect to Non-Ratable Loans,

                           (iii) without the written consent of the Agent, no
                  amendment or waiver shall be made to any provision of ARTICLE 14 as such provisions apply to the Agent or to any other provision of any Loan Document as such provisions relate to the rights and obligations of the Agent, and

                           (iv) without the written consent of the Syndication
                  Agent, no amendment or waiver shall be made to SECTION 14.11 or to any other provision of any Loan Document as such provisions relate to the rights and obligations of the Syndication Agent.

         Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. In the event that any such waiver or amendment is requested by the Borrowers, the Agent and the Lenders may require and charge a fee in connection therewith and consideration thereof in such amount as shall be determined by the Agent and the Required Lenders in their discretion.

                  (b) Except as otherwise set forth in this Agreement, without the prior unanimous written consent of the Lenders,

                           (i) no amendment, consent or waiver shall affect the
                  amount (except as provided in the definition of "Revolving Credit Facility") or extend the time of the obligation of the Lenders to make Loans or extend the originally scheduled time or times of payment of the principal of any Loan or alter the time or times of payment of interest on any Loan or the amount of the principal thereof or the rate of interest thereon or the amount of any commitment fee payable hereunder or permit any subordination of the principal or interest on such Loan, permit the subordination of the Security Interests in any material Collateral or amend the provisions of ARTICLE 12 or of this SECTION 15.11(b),

                           (ii) no material Collateral shall be released by the
                  Agent other than releases of Collateral in connection with the sale of any such Collateral in the ordinary course of a Borrower's business or as otherwise specifically permitted in this Agreement,

                           (iii) no amendment shall be made to the definitions
                  of "Commitment", "Commitment Percentage", "Eligible Assignee", "Proportionate", "Ratable", "Required Lenders" or "Secured Obligations",

                           (iv) neither the Agent nor any Lender shall consent
                  to any amendment to or waiver of the amortization, deferral or subordination provisions of the Subordinated Indebtedness or any other instrument or agreement evidencing or relating to obligations of the Borrowers that are expressly subordinate to any of the Secured Obligations if such amendment or waiver would be adverse to the Lenders in their capacities as Lenders hereunder;

                           (v) no Borrower or Guarantor shall be released;

                           (vi) no amendment shall be made or waiver or consent
                  given that increases the advance rates set forth in the definition of "Borrowing Base" (other than the annual changes in advance rates based on the appraisals required under
                  SECTION 8.12(f)); and

                           (vii) no amendment shall be made or waiver or consent
                  given that decreases the minimum Availability required under
                  SECTION 11.16 to less than $5,000,000;

         PROVIDED, HOWEVER, that anything herein to the contrary notwithstanding, the Required Lenders shall have the right to waive any Default or Event of Default (unless such Default or Event of Default arises out of a provision of this Agreement which can only be amended with the unanimous consent of the Lenders) and the consequences hereunder of such Default or Event of Default and shall have the right to enter into an agreement with the Borrowers providing for the forbearance from the exercise of any remedies provided hereunder or under the other Loan Documents without waiving any Default or Event of Default.

                  (c) The making of Loans hereunder by the Lenders during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default.

                  (d) Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, no consent, written or otherwise, of the Borrowers shall be necessary or required in connection with any amendment to ARTICLE 14 or SECTION 4.7, and any amendment to such provisions shall be effected solely by and among the Agent and the Lenders, provided that no such amendment shall impose any obligation on the Borrowers.

         SECTION 15.12. ASSIGNMENT. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights under this Agreement.

         SECTION 15.13. PERFORMANCE OF BORROWERS' DUTIES.

                  (a) The Borrowers' obligations under this Agreement and each of the Loan Documents shall be performed by the Borrowers at their sole cost and expense.

                  (b) If the Borrowers shall fail to do any act or thing which they have covenanted to do under this Agreement or any of the Loan Documents, the Agent, on behalf of the Lenders, may (but shall not be obligated to) do the same or cause it to be done either in the name of the Agent or the Lenders or in the name and on behalf of the Borrowers, and the Borrowers hereby irrevocably authorize the Agent so to act.

         SECTION 15.14. INDEMNIFICATION. The Borrowers jointly and severally agree to reimburse the Agent, the Syndication Agent and the Lenders and each of their Affiliates, agents, employees, officers, directors, Subsidiaries, successors and assigns (the "Indemnitees") for all costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold the Indemnitees harmless from and against all losses suffered by, any Indemnitee in connection with

                           (i) the exercise by any Indemnitee of any right or
                  remedy granted to it under this Agreement or any of the Loan Documents,

                           (ii) any claim, and the prosecution or defense
                  thereof, arising out of or in any way connected with this Agreement or any of the Loan Documents, including without limitation any claim relating to Environmental Laws,

                           (iii) the collection or enforcement of the Secured
                  Obligations or any of them, and

                           (iv) any Acquisition or proposed Acquisition by the
                  Borrowers or any of their Subsidiaries,

other than such costs, expenses and liabilities arising out of such Indemnitee's gross negligence or willful misconduct.

         SECTION 15.15. ALL POWERS COUPLED WITH INTEREST. All powers of attorney and other authorizations granted to the Agent and the Lenders and any Persons designated by the Agent or the Lenders pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Secured Obligations remain unpaid or unsatisfied.

         SECTION 15.16. SURVIVAL. Notwithstanding any termination of this Agreement,

                  (a) until all Secured Obligations have been irrevocably paid in full or otherwise satisfied and all Commitments have been terminated, the Agent, for the benefit of the Secured Parties, shall retain its Security Interest and shall retain all rights under this Agreement and each of the Security Documents with respect to such Collateral as fully as though this Agreement had not been terminated,

                  (b) the indemnities to which the Agent and the Lenders are entitled under the provisions of this ARTICLE 15 and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Agent and the Lenders against events arising after such termination as well as before, and

                  (c) in connection with the termination of this Agreement and the release and termination of the Security Interests, the Agent, on behalf of itself as agent and the Lenders, may require such assurances and indemnities as it shall reasonably deem necessary or appropriate to protect the Agent and the Lenders against loss on account of such release and termination, including, without limitation, with respect to credits previously applied to the Secured Obligations that may subsequently be reversed or revoked.

         SECTION 15.17. TITLES AND CAPTIONS. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 15.18. SEVERABILITY OF PROVISIONS. Any provision of this Agreement or any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 15.19. GOVERNING LAW. This Agreement and the Notes shall be construed in accordance with and governed by the law of the State of Georgia.

         SECTION 15.20. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 15.21. REPRODUCTION OF DOCUMENTS. This Agreement, each of the Loan Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Agent or any Lender, and (c) financial statements, certificates and other information previously or hereafter furnished to the Agent or any Lender, may be reproduced by the Agent or such Lender by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Person may destroy any original document so produced. Each party hereto stipulates that, to the extent permitted by Applicable Law, any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by the Agent or such Lender in the regular course of business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 15.22. TERM OF AGREEMENT. This Agreement shall remain in effect from the Agreement Date through the Termination Date and thereafter until all Secured Obligations shall have been irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

         SECTION 15.23. PRO-RATA PARTICIPATION.

                  (a) Each Lender agrees that if, as a result of the exercise of a right of setoff, banker's lien or counterclaim or other similar right or the receipt of a secured claim it receives any payment in respect of the Secured Obligations, it shall promptly notify the Agent thereof (and the Agent shall promptly notify the other Lenders). If, as a result of such payment, such Lender receives a greater percentage of the Secured Obligations owed to it under this Agreement than the percentage received by any other Lender, such Lender shall purchase a participation (which it shall be deemed to have purchased simultaneously upon the receipt of such payment) in the Secured Obligations then held by such other Lenders so that all such recoveries of principal and interest with respect to all Secured Obligations owed to each Lender shall be pro rata on the basis of its respective amount of the Secured Obligations owed to all Lenders, PROVIDED that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered by or on behalf of the Borrowers from such Lender, such purchase shall be rescinded and the purchase price paid for such participation shall be returned to such Lender to the extent of such recovery, but without interest.

                  (b) Each Lender which receives such a secured claim shall exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this SECTION
         15.23 to share in the benefits of any recovery on such secured claim.

                  (c) Each Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any Secured Obligation so purchased or otherwise acquired may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by such Borrower to such holder as fully as if such holder were a holder of such Secured Obligation in the amount of the participation held by such holder.

         SECTION 15.24. FINAL AGREEMENT. This Agreement and the other Loan Documents are intended by the parties hereto as the final, complete and exclusive expression of the agreement among them with respect to the subject matter hereof and thereof. This Agreement and the other Loan Documents supersede any and all prior oral or written agreements between the parties hereto relating to the subject matter hereof and thereof, it being understood that the Fee Letter (as described in SECTION 4.2(a)) shall survive the execution and delivery of this Agreement.

         SECTION 15.25. WAIVER OF CONSEQUENTIAL DAMAGES, ETC.. THE BORROWERS AGREE NOT TO ASSERT ANY CLAIM AGAINST THE AGENT, THE SYNDICATION AGENT, ANY LENDER, ANY OF THEIR AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS AND AGENTS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR IN ANY OTHER LOAN DOCUMENT OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE LOANS.

                       [Signatures commence on next page.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

                                   BORROWERS:

                                    Kellstrom Industries, Inc.

                                    By:
                                       -----------------------------------------
                                         Michael W. Wallace
                                         Chief Financial Officer

                                                        [CORPORATE SEAL]

                                    KELLSTROM COMMERCIAL AIRCRAFT, INC.

                                    By:
                                       -----------------------------------------
                                         Michael W. Wallace
                                         Vice President

                                                        [CORPORATE SEAL]

                                    AERO SUPPORT HOLDINGS, INC.

                                    By:
                                       -----------------------------------------
                                         Michael W. Wallace
                                         Vice President

                                                        [CORPORATE SEAL]

                      INTEGRATED TECHNOLOGY HOLDINGS CORP.

                      By:
                         -------------------------------------------------------
                           Michael W. Wallace
                           Vice President

                                          [CORPORATE SEAL]

                      AEROCAR AVIATION CORP.

                      By:
                         -------------------------------------------------------
                           Michael W. Wallace
                           Vice President

                                          [CORPORATE SEAL]

                      AEROCAR PARTS, INC.

                      By:
                         -------------------------------------------------------
                           Michael W. Wallace
                           Vice President

                                          [CORPORATE SEAL]

                      LENDERS:

                      NATIONSBANK, N.A.

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                           Address: 600 Peachtree Street, N.E.
                                    13th Floor
                                    Atlanta, Georgia  30308
                                    Attn.:  Robert J. Walker, Business Credit
                                    Facsimile No.:  404-607-6281

                      UNION PLANTERS BANK, N.A.


                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 1799 West Oakland Park Blvd., 3rd Floor
                                   Ft. Lauderdale, Florida  33311
                                   Attn.:  Mr. Tom Thureson
                                   Facsimile No.:  954-714-3142

                      BANK LEUMI Le-Israel B.M., Miami Agency

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 800 Brickell Avenue, 14th Floor
                                   Miami, Florida  33131
                                   Attn.:  Mr. Joseph F. Realini
                                   Facsimile No.:  305-377-6542

                      IBJ SCHRODER Business Credit Corporation

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 1100 Circle 75 Parkway, Suite 800
                                   Atlanta, Georgia  30339
                                   Attn.:  Mr. Vernon Woods
                                   Facsimile No.:  770-933-1609

                       COMERICA BANK

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 100 N.E. 3rd Avenue, Suite 200
                                   Ft. Lauderdale, Florida  33301
                                   Attn.:  Mr. Michael Orozco
                                   Facsimile No.:  954-468-0641

                       MELLON BANK, N.A.

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 1010 Huntcliff, Suite 1350
                                   Atlanta, Georgia  30350
                                   Attn.:  Mr. Jack Guy
                                   Facsimile No.:  770-993-0327

                       FIRST UNION NATIONAL BANK

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: One First Union Center
                                   301 South College Street, DC-4
                                   Charlotte, North Carolina 28288-0479
                                   Attn.: Terri Lins
                                   Facsimile No.: 704-374-2703

                      THE CIT GROUP/BUSINESS CREDIT, INC.

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 1200 Ashwood Parkway, Suite 150
                                   Atlanta, Georgia  30338
                                   Attn.:  Ken Butler, VP
                                   Facsimile No.:  770-522-7673

                      GENERAL ELECTRIC CAPITAL CORPORATION

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 3379 Peachtree Road, N.E., Suite 600
                                   Atlanta, Georgia  30326
                                   Attn.:  Elaine L. Moore, SVP
                                   Facsimile No.:  404-262-9032

                       NATIONAL BANK OF CANADA, Canadian chartered
                        bank

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 5100 Town Center Circle, Suite 430
                                   Boca Raton, Florida  33486
                                   Attn.:  Frank H. D'Alto, VP
                                   Facsimile No.:  561-367-1705

                      BANKATLANTIC, a Federal Savings Bank

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 1750 East Sunrise Boulevard
                                   Ft. Lauderdale, Florida  33304-3013
                                   Attn.:  Shawn J. Byrd, SVP
                                   Facsimile No.:  954-760-5554

                       NATIONAL CITY COMMERCIAL FINANCE, INC.

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 35 Technology Parkway South, Suite 170
                                   Norcross, Georgia  30092
                                   Attn.:  Carrie C. Tate, VP
                                   Facsimile No.:  770-613-5349

                       PNC BANK, N.A.

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------
                         Address: One South Orange Avenue, Suite 500
                                  Orlando, Florida  32801-2627
                                  Attn.:  Michael E. Picard, VP
                                  Facsimile No.:  407-206-7243

                      SOUTHTRUST BANK, NATIONAL ASSOCIATION

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 420 North 20th Street
                                   Birmingham, Alabama 35203
                                   Attn.: Florida Corporate Banking
                                   Facsimile No.: 727-898-5319

                      SUNTRUST BANK, ATLANTA

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: Mail Code 075
                                   25 Park Place, 26th Floor
                                   Atlanta, Georgia  30303
                                   Attn.:  Rainer C. Zeck, VP
                                   Facsimile No.:  404-575-2693

                      AGENT:

                      NATIONSBANK, N.A.

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: 600 Peachtree Street, N.E.
                                   13th Floor
                                   Atlanta, Georgia  30308
                                   Attn.:  Robert J. Walker, Business Credit
                                   Facsimile No.: 404-607-6281

                      SYNDICATION AGENT:

                      NationsBanc Montgomery Securities LLC

                      By:
                         -------------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                ------------------------------------------------

                          Address: NationsBank Corporate Center, 7th Floor
                                   100 North Tryon Street
                                   Charlotte, North Carolina  28255-0001
                                   Attn.:  Peter Hall
                                   Facsimile No.:  704-388-9941

ANNEX I

                           PERFORMANCE PRICING MATRIX


-----------------------------------------------------------------------------------------------------------------------
Ratio of  Consolidated  Funded  Indebtedness to Consolidated
EBITDA (trailing 12 months)                                      Prime Rate Margin           Eurodollar Rate Margin
-----------------------------------------------------------------------------------------------------------------------
Greater than 4 to 1                                                   .50%                           2.5%
-----------------------------------------------------------------------------------------------------------------------
Greater than 3.5 to 1 but less than or equal to 4.0 to 1              .25%                          2.25%
-----------------------------------------------------------------------------------------------------------------------
Greater than 3.0 to 1 but less than or equal to 3.5 to 1                0%                             2%
-----------------------------------------------------------------------------------------------------------------------
Greater than 2.5 to 1 but less than or equal to 3.0 to 1                0%                          1.75%
-----------------------------------------------------------------------------------------------------------------------
less than or equal to 2.5 to 1                                          0%                           1.5%
-----------------------------------------------------------------------------------------------------------------------


                                    ANNEX II

                                   COMMITMENTS

1.  Union Planters Bank, N.A.                               $  10,710,808.18

2.  Bank Leumi Le-Israel B.M., Miami Agency                 $   7,789,678.68

3.  IBJ Schroder Business Credit Corporation                $   7,789,678.68

4.  Comerica Bank                                           $  24,342,745.86

5.  Mellon Bank, N.A.                                       $  17,039,922.10

6.  First Union National Bank                               $  15,092,502.43

7.  The CIT Group/Business Credit, Inc.                     $  10,710,808.18

8.  General Electric Capital Corporation                    $  20,204,479.07

9.  National Bank of Canada, a Canadian chartered bank      $  24,342,745.86

10. BankAtlantic, a Federal Savings Bank                    $  17,039,922.10

11. National City Commercial Finance, Inc.                  $  19,474,196.69

12. PNC Bank, N.A.                                          $  10,710,808.18

13. SouthTrust Bank, National Association                   $  10,710,808.18

14. SunTrust Bank, Atlanta                                  $  15,092,502.43

15. NationsBank, N.A.                                       $  38,948,393.38